Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.[1]	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Monthly Operating Report

For the Period October 1, 2013 through October 31, 2013

Required Documents	Form No.	Documents Complete	Explanation Attached	Debtors’ Statement
Schedule of Operating Cash Flow	MOR-1	X
Schedule of Disbursements by Legal Entity	MOR-1a	X
Schedule of Professional Fees and Expenses Paid	MOR-1b	X
Banks Account Reconciliations, Bank Statements and Cash Disbursements Journal				X
Statement of Operations	MOR-2	X
Balance Sheets	MOR-3	X
Status of Post-Petition Taxes				X
Summary of Unpaid Post-Petition Accounts Payable	MOR-4	X
Trade Accounts Receivable and Aging	MOR-5	X
Debtor Questionnaire	MOR-6	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

/s/ Ian T. Blackley	December 13, 2013
Ian T. Blackley	Date

Senior Vice President, Chief Financial Officer and Treasurer

Overseas Shipholding Group, Inc.

Notes:

[1]	Refer to Appendix A for a full listing of the Debtors.

The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment. Overseas Shipholding Group, Inc. (the “Company”) maintains its books and records on a business unit reporting level and those units do not in all cases correspond to legal entities. Certain assumptions have been made as noted herein. In addition, the Company maintains certain liabilities on its balance sheet (such as administrative payroll, benefits, professional fees and tax related liabilities) that may relate to one or more of the Company’s subsidiaries and no conclusion as to the legal obligation is made by the presentation herein. Nothing contained in this Monthly Operating Report shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their chapter 11 Proceedings (as defined herein), including, but not limited to, matters involving objections to claims, substantive consolidation, equitable subordination, defenses, characterization or re-characterization of contracts, assumption or rejection of contracts under the provisions of chapter 3 of Title 11 of the United States Code (the “Bankruptcy Code”) and/or causes of action under the provisions of chapter 5 of the Bankruptcy Code or any other relevant applicable laws to recover assets or avoid transfers. The statements contained herein (including estimates) other than historical data and information constitute forward-looking statements. These statements involve risks, assumptions and uncertainties that could cause the Debtors’ actual results to differ materially from those stated or implied by such forward-looking statements. The Company undertakes no obligation to update any of the forward-looking statements after the date of this Monthly Operating Report.

Monthly Operating Report October 1, 2013 through October 31, 2013 Page 1 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes

Introduction – On November 14, 2012, Overseas Shipholding Group, Inc. and its affiliated Debtors in the above referenced chapter 11 cases, filed voluntary petitions for relief under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. The Debtors are operating their business and managing their property as debtors-in-possession pursuant to the Bankruptcy Code. The Company prepared this Monthly Operating Report relying primarily upon the information set forth in its books and records. Consequently, certain transactions that are not identified in the normal course of business in its books and records may not be included in this Monthly Operating Report. Nonetheless, in preparing this Monthly Operating Report, the Company made reasonable efforts to supplement the information set forth in its books and records with additional information concerning transactions that may not have been identified therein. The notes that are contained in this Monthly Operating Report (the "MOR") have been provided to assist the reader in understanding the information presented.  No conclusion as to the completeness of the notes that are included in this MOR, the importance or significance of such notes, or the importance or significance of information that could have been included in such notes, but is not, is made by the inclusion of the notes contained in this MOR. Unless otherwise noted, all amounts are in thousands.

Unaudited Condensed Consolidated Financial Statements – The unaudited condensed consolidated financial statements and supplemental information contained herein are unaudited, preliminary, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects.

Accounting Standards Codification (“ASC”) Topic 852, “Reorganizations” (“ASC Topic 852”), which is applicable to companies in chapter 11, generally does not change the manner in which financial statements are prepared. It does require, however, that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. Overseas Shipholding Group, Inc.’s (the “Company”) unaudited condensed consolidated financial statements contained herein have been prepared in accordance with the guidance in ASC Topic 852 and have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework. The unaudited condensed consolidated financial statements have been derived from the books and records of the Company. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Company believes that the financial information could be subject to changes, and these changes could be material. The information furnished in this report includes primarily normal recurring adjustments, but does not include all of the adjustments that would typically be made in accordance with U.S. GAAP.

Monthly Operating Report October 1, 2013 through October 31, 2013 Page 2 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations, financial position, and cash flows of the Company in the future. The financial statements do not reflect the Company’s potential termination cost of the OSG Ship Management (UK) Ltd. single employer pension plan or multi-employer pension plans should the plans be terminated on a full buy-out basis. The single employer plan termination liability is estimated to be approximately $26.1 million based on current interest rates, and the current estimated underfunding of the plan is estimated to be approximately $13.6 million as of July 22, 2012. The multi-employer pension plans approximate a solvency deficit estimated to be approximately $14.2 million as of March 31, 2011. Additionally, the potential severance obligations with respect to the Company’s international flag business and corporate office, which exclude payments under the current approved Annual Incentive Plan and Non-Executive Incentive Plan, are estimated to be approximately $9 million and $1 million, respectively. The Company’s aggregate future real estate lease costs for the international flag business and the corporate office are approximately $3.8 million and $4 million, respectively.

In October 2012, at the request and under the direction of the audit committee of the board of directors of the Company (the “Audit Committee”), the Company, with the assistance of counsel, commenced an inquiry into the Company’s provision for United States (“U.S.”) federal income taxes in light of certain provisions contained in the Company’s unsecured revolving credit facility scheduled to mature on February 8, 2013 and certain predecessor credit facilities (the “Credit Facilities”). In connection with the inquiry process, on October 19, 2012, the Audit Committee, on the recommendation of management, concluded that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for each of the quarters ended March 31, 2012 and June 30, 2012, should no longer be relied upon. Upon completion of the inquiry in June 2013 it was determined that there were errors in the Company’s previously issued financial statements for each of the years in the twelve year period ended December 31, 2011 (including the interim periods within those years), and for each of the calendar quarters ended March 31, 2012 and June 30, 2012, and such financial statements should be restated.

For purposes of its financial statements as of December 31, 2012, the Company has recorded reserves related to the tax effects of cumulative potential deemed dividends, (1) in connection with the Credit Facilities based on a deemed repatriation of $1,194,150 of foreign earnings and (2) related to intercompany balances resulting in the inclusion of $77,000 of foreign earnings, in taxable income. The potential deemed repatriation amount of $1,194,150, takes into account certain defenses available to the Company that the Company believes are more- likely-than-not to be successful. The Company also has recorded a deferred tax liability of $103,388 for the tax effects of unremitted earnings of foreign

Monthly Operating Report October 1, 2013 through October 31, 2013 Page 3 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

subsidiaries, which reflects amounts that may be included in taxable income as deemed dividends for taxable year 2013 and future years.

The Internal Revenue Service has filed proofs of claim in the Overseas Shipholding Group, Inc. bankruptcy case (Case 12-20000-PJW) in the aggregate liquidated amount of $463,013,177.63 that the Company believes are in respect of the tax effects of the cumulative potential deemed dividends, including interest to the Petition Date, asserting priority treatment under Bankruptcy Code section 507(a)(8).

The Company has also restated the consolidated balance sheet as of December 31, 2011 and the related consolidated statements of operations, comprehensive loss, changes in equity and cash flows for the year ended December 31, 2011 to reflect the correction of an error in the method used to estimate the credit valuation adjustments associated with the fair valuation of the interest rate swap derivative contracts of certain of the Company’s equity method investees. The credit risk valuation adjustments were incorrectly estimated without giving consideration to the credit enhancements that were contractually linked to the obligations under such contracts for the year ended December 31, 2011 and for the quarters ended March 31, 2012 and June 30, 2012. Such error overstated the investments in affiliated companies by $19,015 and retained earnings by $1,499 and understated net loss by $1,499 and accumulated other comprehensive loss by $17,516 as of and for the year ended December 31, 2011. The appropriate estimation of the credit risk valuation adjustments has been applied within the consolidated financial statements for the year ended December 31, 2012.

The adjustments made as a result of and the potential related cash impact of the restatements are discussed in Note 2, “Company Inquiry and Restatement,” to the consolidated financial statements included in Item 8, “Financial Statement and Supplementary Data,” of the Company’s Annual Report on Form 10-K for 2012 (“Annual Report”), which was filed with the Securities and Exchange Commission on August 26, 2013, and the cumulative impact of the restatement for taxes at the beginning of fiscal year 2008 is presented in Item 6, “Selected Financial Data,” of the Annual Report. For additional discussion of the inquiry and the restatement adjustments, see Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Company Inquiry and Restatement,” and Note 2, “Company Inquiry and Restatement,” to the consolidated financial statements in such Annual Report. For a description of the material weaknesses identified by management in internal control over financial reporting with respect to income taxes and fair market valuation of interest rate swaps and management’s remediation actions to address the material weaknesses, see Item 9A—“Controls and Procedures,” in such Annual Report.

Monthly Operating Report October 1, 2013 through October 31, 2013 Page 4 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

Intercompany Balances – Receivables and payables between the Debtors and between Debtors and non-debtor subsidiaries are eliminated in the unaudited condensed consolidated financial statements. However, receivables and payables between Debtors and between Debtors and non-debtor subsidiaries are reflected as separate line items in the Company’s unaudited condensed consolidating balance sheets attached hereto in Appendix B. No conclusion as to the legal obligation related to the intercompany transactions resulting in these balances is made by the presentation herein. Annual allocations of certain expenses that occur between OSG International, Inc., Overseas Shipholding Group, Inc. and OSG Ship Management, Inc. under an Amended and Restated Personnel and Facilities Cost Sharing Agreement, dated January 1, 2005, for the year ended December 31, 2012 have been reflected in the financial statements presented herein.

Liabilities Subject to Compromise – As a result of the chapter 11 filings, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization. The determination of how liabilities will ultimately be settled and treated cannot be made until the Court approves a chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. ASC Topic 852 requires prepetition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determination of the secured status of certain claims, the value of any collateral securing such claims, rejection of executory contracts or unexpired leases, continued reconciliation or other events. Included within liabilities subject to compromise as of October 31, 2013 are the estimations of potential claims that may be allowed with respect to vessels that had been chartered-in by the Debtors or with respect to nonresidential leases for commercial office space by the Debtors to the extent that such leases were rejected by the Debtors, and the Debtors ceased performing under the charters prior to October 31, 2013.

Net Book Value of Assets – It would be an inefficient use of estate assets for the Debtors to obtain current market valuations of all of their assets. Accordingly, unless otherwise indicated, the values for assets contained in this Monthly Operating Report are net book values as of the end of the month. The net book values of the Company’s assets as of October 31, 2013 reflect impairment charges taken on fifteen of the Company’s vessels in conjunction with held-for-use impairment testing performed by the Company during the preparation of its consolidated financial statements for the period ended December 31, 2012 under U.S. GAAP. The net book values as of the end of the month are subject to future adjustment for possible impairment based on conditions that existed as of the end of the reporting period. Consequently, amounts ultimately realized from a potential disposition of the

Monthly Operating Report October 1, 2013 through October 31, 2013 Page 5 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

Debtors’ assets may materially vary from the stated net book value. Unless otherwise noted, this Monthly Operating Report reflects the carrying value of the assets as currently recorded on the Debtors’ books and records as of the end of the reporting period and are not based upon any estimate of their current market value. The Debtors reserve their right to amend or adjust the value of each asset or liability set forth herein.

Monthly Operating Report October 1, 2013 through October 31, 2013 Page 6 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1

Overseas Shipholding Group, Inc.

Unaudited Consolidated Statement of Cash Receipts and Disbursements

For the Period October 1, 2013 through October 31, 2013

(in thousands of dollars)

Beginning Cash Balance[1]	570,632

Cash Receipts:
Vessel Related Receipts	79,996
Other Receipts[2]	6,234
Total Receipts	86,230

Cash Disbursements:
Vessel Related Disbursements[3]	61,719
General and Administrative:
Compensation & Benefits	4,081
Other General & Administrative	4,206
Taxes	57
Restructuring Costs and Adequate Protection Payments	4,056
U.S. Trustee Fees	751
Other Disbursements	261
Total Disbursements	75,131

Ending Cash Balance[1]	581,731

1 Includes approximately $18 million of cash restricted under secured debt facilities, but excludes approximately $10 million of additional restricted cash included in other current assets in the unaudited condensed consolidated balance sheets.

2 Other Receipts includes items such as distributions from joint ventures, reimbursements from joint ventures for expenses paid on their behalf, pool commissions, insurance claim receipts and other miscellaneous refunds and receipts.

3 Includes expenses paid on behalf of joint ventures.

Monthly Operating Report October 1, 2013 through October 31, 2013 Page 7 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period October 1, 2013 through October 31, 2013

	Filing Entities:	Case #	Total Disbursements
1	Overseas Shipholding Group, Inc.	12-20000	$669,343
2	OSG International, Inc.	12-20001	1,152,453
3	OSG Bulk Ships, Inc.	12-20002	512,705
4	1372 Tanker Corporation	12-20003	3,005,706
5	Africa Tanker Corporation	12-20004	68,154
6	Alcesmar Limited	12-20005	139,787
7	Alcmar Limited	12-20006	333,755
8	Alpha Suezmax Corporation	12-20007	8,116
9	Alpha Tanker Corporation	12-20008	93
10	Amalia Product Corporation	12-20009	161,699
11	Ambermar Product Carrier Corporation	12-20010	264,792
12	Ambermar Tanker Corporation	12-20011	416
13	Andromar Limited	12-20012	180,266
14	Antigmar Limited	12-20013	267,220
15	Aqua Tanker Corporation	12-20014	1,535
16	Aquarius Tanker Corporation	12-20015	6,814
17	Ariadmar Limited	12-20016	185,663
18	Aspro Tanker Corporation	12-20017	421
19	Atalmar Limited	12-20018	527,444
20	Athens Product Tanker Corporation	12-20019	631,727
21	Atlas Chartering Corporation	12-20020	9,627
22	Aurora Shipping Corporation	12-20021	294,990
23	Avila Tanker Corporation	12-20022	342
24	Batangas Tanker Corporation	12-20023	524,796
25	Beta Aframax Corporation	12-20024	20,950

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report October 1, 2013 through October 31, 2013 Page 8 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period October 1, 2013 through October 31, 2013

	Filing Entities:	Case #	Total Disbursements
26	Brooklyn Product Tanker Corporation	12-20025	10,298
27	Cabo Hellas Limited	12-20026	157,978
28	Cabo Sounion Limited	12-20027	418,339
29	Caribbean Tanker Corporation	12-20028	322,844
30	Carina Tanker Corporation	12-20029	68,273
31	Carl Product Corporation	12-20030	237,252
32	Concept Tanker Corporation	12-20031	435,073
33	Crown Tanker Corporation	12-20032	87
34	Delphina Tanker Corporation	12-20033	-
35	Delta Aframax Corporation	12-20034	240,853
36	DHT Ania Aframax Corp.	12-20035	393
37	DHT Ann VLCC Corp.	12-20036	8,473
38	DHT Cathy Aframax Corp.	12-20037	26,788
39	DHT Chris VLCC Corp.	12-20038	7,071
40	DHT Rebecca Aframax Corp.	12-20039	579
41	DHT Regal Unity VLCC Corp.	12-20040	4,094
42	DHT Sophie Aframax Corp.	12-20041	3,157
43	Dignity Chartering Corporation	12-20042	17,899
44	Edindun Shipping Corporation	12-20043	-
45	Eighth Aframax Tanker Corporation	12-20044	233,346
46	Epsilon Aframax Corporation	12-20045	210,708
47	First Chemical Carrier Corporation	12-20046	119,000
48	First LPG Tanker Corporation	12-20047	1,827
49	First Union Tanker Corporation	12-20048	250,877
50	Fourth Aframax Tanker Corporation	12-20049	311,026

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report October 1, 2013 through October 31, 2013 Page 9 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period October 1, 2013 through October 31, 2013

	Filing Entities:	Case #	Total Disbursements
51	Front President Inc.	12-20050	289,622
52	Goldmar Limited	12-20051	186,057
53	GPC Aframax Corporation	12-20052	31,506
54	Grace Chartering Corporation	12-20053	2,466
55	International Seaways, Inc.	12-20054	3,051,610
56	Jademar Limited	12-20055	168,959
57	Joyce Car Carrier Corporation	12-20056	4,379
58	Juneau Tanker Corporation	12-20057	2,353
59	Kimolos Tanker Corporation	12-20058	604,655
60	Kythnos Chartering Corporation	12-20059	390,057
61	Leo Tanker Corporation	12-20060	8,497
62	Leyte Product Tanker Corporation	12-20061	182,009
63	Limar Charter Corporation	12-20062	13,081
64	Luxmar Product Tanker Corporation	12-20063	631,881
65	Luxmar Tanker LLC	12-20064	27,184
66	Majestic Tankers Corporation	12-20065	290,309
67	Maple Tanker Corporation	12-20066	387,880
68	Maremar Product Tanker Corporation	12-20067	-
69	Maremar Tanker LLC	12-20068	33,958
70	Marilyn Vessel Corporation	12-20069	123
71	Maritrans General Partner Inc.	12-20070	-
72	Maritrans Operating Company L.P.	12-20071	6,925
73	Milos Product Tanker Corporation	12-20072	485,350
74	Mindanao Tanker Corporation	12-20073	6,745,041
75	Mykonos Tanker LLC	12-20074	1,307,417

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report October 1, 2013 through October 31, 2013 Page 10 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period October 1, 2013 through October 31, 2013

	Filing Entities:	Case #	Total Disbursements
76	Nedimar Charter Corporation	12-20075	-
77	Oak Tanker Corporation	12-20076	364,914
78	Ocean Bulk Ships, Inc.	12-20077	2
79	Oceania Tanker Corporation	12-20078	2,649
80	OSG 192 LLC	12-20079	86,416
81	OSG 209 LLC	12-20080	43,522
82	OSG 214 LLC	12-20081	168,169
83	OSG 215 Corporation	12-20082	32
84	OSG 242 LLC	12-20083	49,756
85	OSG 243 LLC	12-20084	104,298
86	OSG 244 LLC	12-20085	605,703
87	OSG 252 LLC	12-20086	59,932
88	OSG 254 LLC	12-20087	160,185
89	OSG 300 LLC	12-20088	11
90	OSG 400 LLC	12-20089	3,775
91	OSG America L.P.	12-20090	10
92	OSG America LLC	12-20091	59
93	OSG America Operating Company LLC	12-20092	332,722
94	OSG Car Carriers, Inc.	12-20093	1,780
95	OSG Clean Products International, Inc.	12-20094	13
96	OSG Columbia LLC	12-20095	223,504
97	OSG Constitution LLC	12-20096	730
98	OSG Courageous LLC	12-20097	327,404
99	OSG Delaware Bay Lightering LLC	12-20098	1,972,927
100	OSG Discovery LLC	12-20099	340

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report October 1, 2013 through October 31, 2013 Page 11 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period October 1, 2013 through October 31, 2013

	Filing Entities:	Case #	Total Disbursements
101	OSG Endeavor LLC	12-20100	60
102	OSG Endurance LLC	12-20101	204,778
103	OSG Enterprise LLC	12-20102	231,496
104	OSG Financial Corp.	12-20103	2,619
105	OSG Freedom LLC	12-20104	661
106	OSG Honour LLC	12-20105	220,620
107	OSG Independence LLC	12-20106	230,975
108	OSG Intrepid LLC	12-20107	214,231
109	OSG Liberty LLC	12-20108	2,619
110	OSG Lightering LLC	12-20109	5,109,149
111	OSG Lightering Acquisition Corporation	12-20110	516
112	OSG Lightering Solutions LLC	12-20111	886
113	OSG Mariner LLC	12-20112	60
114	OSG Maritrans Parent LLC	12-20113	29,009
115	OSG Navigator LLC	12-20114	201,724
116	OSG New York, Inc.	12-20115	446,613
117	OSG Product Tankers AVTC, LLC	12-20116	13
118	OSG Product Tankers Member LLC	12-20117	-
119	OSG Product Tankers II, LLC	12-20118	1
120	OSG Product Tankers I, LLC	12-20119	1
121	OSG Product Tankers, LLC	12-20120	2
122	OSG Quest LLC	12-20121	38
123	OSG Seafarer LLC	12-20122	177
124	OSG Ship Management, Inc.	12-20123	5,920,725
125	OSG Valour LLC	12-20124	289

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report October 1, 2013 through October 31, 2013 Page 12 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period October 1, 2013 through October 31, 2013

	Filing Entities:	Case #	Total Disbursements
126	Overseas Allegiance Corporation	12-20125	1
127	Overseas Anacortes LLC	12-20126	1,361,644
128	Overseas Boston LLC	12-20127	1,324,071
129	Overseas Diligence LLC	12-20128	103
130	Overseas Galena Bay LLC	12-20129	685
131	Overseas Houston LLC	12-20130	1,154,622
132	Overseas Integrity LLC	12-20131	276
133	Overseas Long Beach LLC	12-20132	1,232,996
134	Overseas Los Angeles LLC	12-20133	1,143,066
135	Overseas Martinez LLC	12-20134	1,315,818
136	Overseas New Orleans LLC	12-20135	572
137	Overseas New York LLC	12-20136	1,116,826
138	Overseas Nikiski LLC	12-20137	1,315,783
139	Overseas Perseverance Corporation	12-20138	98
140	Overseas Philadelphia LLC	12-20139	235
141	Overseas Puget Sound LLC	12-20140	2,216
142	Overseas Sea Swift Corporation	12-20141	2
143	Overseas Shipping (GR) Ltd.	12-20142	150,080
144	Overseas ST Holding LLC	12-20143	1,182,194
145	Overseas Tampa LLC	12-20144	2,125,527
146	Overseas Texas City LLC	12-20145	2,052,948
147	Pearlmar Limited	12-20146	188,949
148	Petromar Limited	12-20147	1,063,905
149	Pisces Tanker Corporation	12-20148	13,459
150	Polaris Tanker Corporation	12-20149	7,827

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report October 1, 2013 through October 31, 2013 Page 13 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period October 1, 2013 through October 31, 2013

	Filing Entities:	Case #	Total Disbursements
151	Queens Product Tanker Corporation	12-20150	17,196
152	Reymar Limited	12-20151	150,838
153	Rich Tanker Corporation	12-20152	1,017,376
154	Rimar Chartering Corporation	12-20153	33,891
155	Rosalyn Tanker Corporation	12-20154	275,589
156	Rosemar Limited	12-20155	131,422
157	Rubymar Limited	12-20156	14,785
158	Sakura Transport Corp.	12-20157	396,144
159	Samar Product Tanker Corporation	12-20158	217,354
160	Santorini Tanker LLC	12-20159	946,926
161	Serifos Tanker Corporation	12-20160	1,189,198
162	Seventh Aframax Tanker Corporation	12-20161	281,638
163	Shirley Tanker SRL	12-20162	200,274
164	Sifnos Tanker Corporation	12-20163	381,860
165	Silvermar Limited	12-20164	196,417
166	Sixth Aframax Tanker Corporation	12-20165	194,893
167	Skopelos Product Tanker Corporation	12-20166	949,054
168	Star Chartering Corporation	12-20167	463,442
169	Suezmax International Agencies, Inc.	12-20168	502,595
170	Talara Chartering Corporation	12-20169	7,326
171	Third United Shipping Corporation	12-20170	13,572
172	Tokyo Transport Corp.	12-20171	378,821
173	Transbulk Carriers, Inc.	12-20172	65
174	Troy Chartering Corporation	12-20173	13,050
175	Troy Product Corporation	12-20174	15,119

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report October 1, 2013 through October 31, 2013 Page 14 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period October 1, 2013 through October 31, 2013

176	Urban Tanker Corporation	12-20175	429,592
177	Vega Tanker Corporation	12-20176	935
178	View Tanker Corporation	12-20177	409,632
179	Vivian Tankships Corporation	12-20178	4,597
180	Vulpecula Chartering Corporation	12-20179	10,914
181	Wind Aframax Tanker Corporation	12-20180	7

		Total Disbursements	$69,830,913

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report October 1, 2013 through October 31, 2013 Page 15 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1b

Schedule of Professional Fees and Expenses Paid1

For the Period October 1, 2013 through October 31, 2013

	Amounts Paid this Period			Cumulative Amount Paid Since Petition Date
Professional	Fees	Expenses	Total	Fees	Expenses	Total
Akin Gump Straus Hauer & Feld LLP	$217,389	$15,732	$233,121	$4,141,524	$150,782	$4,292,306
Bowman Gilfillan, Inc.	-	-	-	50,499	17,446	67,945
Burke & Parsons	94,515	3,963	98,478	325,794	7,393	333,188
Chilmark Partners, LLC	160,000	27,458	187,458	880,000	111,289	991,289
Cleary Gottlieb Steen & Hamilton LLP	760,381	34,634	795,015	14,089,078	466,398	14,555,476
Deloitte & Touche LLP	569,109	16,163	585,272	569,109	16,163	585,272
Deloitte Tax LLP	319,255	1,054	320,309	2,749,479	7,601	2,757,080
Eversheds LLP	23,241	1,373	24,614	121,235	1,588	122,823
FTI Consulting, Inc.	225,182	298	225,481	2,461,810	5,245	2,467,055
Houlihan Lokey Capital, Inc.	-	-	-	1,055,833	22,575	1,078,409
Kurtzman Carson Consultants LLC	-	-	-	-	-	-
Mercer (US) Inc.	-	-	-	138,490	39,400	177,891
Morris, Nichols, Arsht & Tunnell LLP	62,475	1,384	63,858	630,197	26,540	656,738
Mullin Hoard & Brown LLP	154,014	4,296	158,310	749,463	49,831	799,294
Pepper Hamilton LLP	8,678	300	8,977	169,519	8,538	178,057
Pricewaterhouse Coopers LLP	-	-	-	1,911,765	26,564	1,938,329
Venable LLP	-	-	-	-	-	-
Total Professional Fees and Expenses	$2,594,239	$106,655	$2,700,894	$30,043,797	$957,355	$31,001,152

1 Certain of the professionals listed in the table have had retention applications approved by the Bankruptcy Court (the “Retention Orders”) prior to the reporting date, but no payments have been made to the retained professionals as of the reporting date under the Retention Orders.

Monthly Operating Report October 1, 2013 through October 31, 2013 Page 16 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1b

Schedule of Professional Fees and Expenses Paid (continued)1

For the Period October 1, 2013 through October 31, 2013

Professional	Role
Akin Gump Strauss Hauer & Feld LLP	Unsecured Creditors' Committee Co-Counsel
Bowman Gilfillan, Inc.	Debtors' Special Counsel for South African Matters
Burke & Parsons	Debtors' Special Counsel for United States Maritime Matters
Chilmark Partners, LLC	Debtors' Financial and Restructuring Advisor
Cleary Gottlieb Steen & Hamilton LLP	Debtors' Counsel
Deloitte & Touche LLP	Debtors' Accounting Advisor
Deloitte Tax LLP	Debtors' Tax Advisor
Eversheds LLP	Debtors' Special Counsel For United Kingdom Maritime Matters
FTI Consulting, Inc.	Unsecured Creditors' Committee Financial Advisor
Houlihan Lokey Capital, Inc.	Unsecured Creditors' Committee Financial Advisor and Investment Banker
Kurtzman Carson Consultants LLC	Claims and Noticing Agent
Mercer (US) Inc.	Compensation Specialist
Morris, Nichols, Arsht & Tunnell LLP	Debtors' Delaware Bankruptcy Co-Counsel
Mullin Hoard & Brown, L.L.P.	Debtors' Special Litigation Counsel
Pepper Hamilton LLP	Unsecured Creditors' Committee Co-Counsel
PricewaterhouseCoopers LLP	Debtors' Independent Auditor, Accountant and Tax Advisor
Venable LLP	Debtors' Special Litigation Counsel

1 Certain of the professionals listed in the table below have had retention applications approved by the Bankruptcy Court (the “Retention Orders”) prior to the reporting date, but no payments have been made to the retained professionals as of the reporting date under the Retention Orders.

Monthly Operating Report October 1, 2013 through October 31, 2013 Page 17 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Debtors Statement with respect to Bank Account Reconciliations, Bank Statements and Cash Disbursements Journal

For the Period October 1, 2013 through October 31, 2013

Bank Account Reconciliations & Cash Disbursement Journals

The Debtors affirm that bank reconciliations are prepared for all open and active bank accounts on a monthly basis. The Debtors affirm that within its financial accounting systems, check registers and/or disbursement journals are maintained for each disbursement account.

Bank Statements

The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors.

Closed Bank Accounts

The Debtors affirm that the following bank account(s) were closed during the current reporting period.

Debtor	Bank/Institution	Account #	Date of Closing
Overseas Shipholding Group, Inc.	DnB NOR Bank ASA	XXXX6002	10/3/2013

Opened Bank Accounts

The Debtors affirm that the following bank account(s) were opened during the current reporting period.

Debtor	Bank/Institution	Account #	Date of Opening
None

Debtor Bank Account Balances

See Appendix B

Monthly Operating Report October 1, 2013 through October 31, 2013 Page 18 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-2

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidated Statements of Operations

For the Periods October 1, 2013 through October 31, 2013, and

November 14, 2012 through October 31, 2013

(in thousands of dollars)

	October 1, 2013 through October 31, 2013	November 14, 2012 through October 31, 2013

Shipping Revenues:

Pool revenues	$9,699	$176,068
Time and bareboat charter revenues	34,572	349,419
Voyage charter revenues	44,451	443,280
	88,722	968,767
Operating Expenses:
Voyage expenses	27,800	236,436
Vessel expenses	21,766	255,741
Charter hire expenses	14,998	220,868
Depreciation and amortization	14,695	171,212
General and administrative	7,951	88,821
(Gain)/loss on disposal of vessels, including impairments	82	278,350
Total Operating Expenses	87,292	1,251,428
Income/(Loss) from Vessel Operations	1,430	(282,661)
Equity in Income/(Loss) of Affiliated Companies	2,480	40,003
Operating Income/(Loss)	3,910	(242,658)
Other Income/(expense)	314	1,013
Income/(loss) before Interest Expense and Income Taxes	4,224	(241,645)
Interest Expense	-	(187)
Income/(loss) before Reorganization Items and Income Taxes	4,224	(241,832)
Reorganization Items, net	5,910	283,850
Loss before Income Taxes	(1,686)	(525,682)
Income Tax (Benefit)/Provision	162	(8,417)
Net Loss	$(1,848)	$(517,265)

See Notes to Unaudited Condensed Consolidated Statements of Operations on the following page

Monthly Operating Report October 1, 2013 through October 31, 2013 Page 19 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-2

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Statements of Operations

For the Periods October 1, 2013 through October 31, 2013, and

November 14, 2012 through October 31, 2013

(in thousands of dollars)

1.	The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment. The Unaudited Condensed Consolidated Statements of Operations have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework.

2.	In October 2012, at the request and under the direction of the audit committee of the board of directors of the Company (the “Audit Committee”), the Company, with the assistance of counsel, commenced an inquiry into the Company’s provision for United States (“U.S.”) federal income taxes in light of certain provisions contained in the Company’s unsecured revolving credit facility scheduled to mature on February 8, 2013 and certain predecessor credit facilities (the “Credit Facilities”). In connection with the inquiry process, on October 19, 2012, the Audit Committee, on the recommendation of management, concluded that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for each of the quarters ended March 31, 2012 and June 30, 2012, should no longer be relied upon. Upon completion of the inquiry in June 2013, it was determined that there were errors in the Company’s previously issued financial statements for each of the years in the twelve year period ended December 31, 2011 (including the interim periods within those years), and for each of the calendar quarters ended March 31, 2012 and June 30, 2012, and such financial statements should be restated.

For purposes of its financial statements as of December 31, 2012, the Company has recorded reserves related to the tax effects of the cumulative potential deemed dividends (1) in connection with the Credit Facilities based on a deemed repatriation of $1,194,150 of foreign earnings and (2) related to intercompany balances resulting in the inclusion of $77,000 of foreign earnings in taxable income. The potential deemed repatriation amount of $1,194,150, takes into account certain defenses available to the Company that the Company believes are more- likely-than-not to be successful. The Company also has recorded a deferred tax liability of $103,388 for the tax effects of unremitted earnings of foreign subsidiaries, which reflects amounts that may be included in taxable income as deemed dividends for taxable year 2013 and future years.

3.	Pool revenue and voyage expense presentation—For the Company’s vessels operating in pools, revenues and voyage expenses are pooled and allocated to each pool’s participants on a time charter equivalent (“TCE”) basis in accordance with an agreed-upon formula. Such TCE revenues are reported as pool revenues in the accompanying condensed consolidated statement of operations. For the pools in which the Company participates, management monitors, among other things, the relative proportion of the Company’s vessels operating in each of the pools to the total number of vessels in each of the respective pools, and assesses whether or not OSG’s participation interest in each of the pools is sufficiently significant so as to determine that OSG has effective control of the pool. Management determined that as of June 30, 2013, it had effective control of one of the pools in which the Company participates. Such pool is not a legal entity, but operates under a contractual arrangement. Pool revenue amounts previously reported on a net TCE basis in July and August 2013 were reversed in September 2013 and the cumulative effect

Monthly Operating Report October 1, 2013 through October 31, 2013 Page 20 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-2

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Statements of Operations (continued)

For the Periods October 1, 2013 through October 31, 2013, and

November 14, 2012 through October 31, 2013

(in thousands of dollars)

of reporting the Company’s allocated TCE revenues for such pool on a gross basis as voyage charter revenues and voyage expenses for the three months ended September 30, 2013 was recorded in September 2013.

4.	Reorganization Items consists of the following:

	October 1, 2013	November 14, 2012
	through	through
	October 31, 2013	October 31, 2013
Professional fees, including Trustee Fees of $51 and $3,203	$5,910	$63,930
Expenses incurred on rejected executory contracts	$-	$219,920
	$5,910	$283,850

The books and records include estimations of potential claims that may be allowed with respect to vessels that had been chartered-in by the Debtors or with respect to nonresidential leases for commercial office space by the Debtors to the extent that such leases were rejected by the Debtors, and the Debtors ceased performing under the charters prior to October 31, 2013. These amounts are preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determination of the secured status of certain claims, the value of any collateral securing such claims, continued reconciliation or other events.

Monthly Operating Report October 1, 2013 through October 31, 2013 Page 21 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidated Balance Sheets

As of November 13, 2012 and October 31, 2013

(in thousands of dollars)

	November 13, 2012	October 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$477,973	$581,731
Voyage receivables	171,753	129,882
Other receivables	59,295	23,924
Inventory	14,150	16,673
Prepaid expenses and other current assets	46,636	28,286
Total Current Assets	769,807	780,496
Vessels and other property, less accumulated depreciation	3,135,823	2,748,948
Deferred drydock expenditures, net	73,898	60,406
Total Vessels, Deferred Drydock and Other Property	3,209,721	2,809,354
Investments in Affiliated Companies	247,964	309,303
Intangible Assets, less accumulated amortization	72,655	67,656
Goodwill	9,589	9,589
Other Assets	16,464	27,545
Total Assets	$4,326,200	$4,003,943

LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable, accrued expenses and other current liabilities	$93,170	$425,861

Total Current Liabilities	93,170	425,861

Noncurrent Liabilities:
Deferred Gain/(loss) on Sale and Leaseback of Vessels	5,457	-
Deferred Taxes and Other Liabilities	758,736	384,276
Liabilities Subject to Compromise	2,623,588	2,823,479
Total Noncurrent Liabilities	3,387,781	3,207,755

Total Liabilities	3,480,951	3,633,616
Equity:
Total Equity	845,249	370,327
Total Liabilities and Equity	$4,326,200	$4,003,943

See Notes to Unaudited Condensed Consolidated Balance Sheets on the following page

Monthly Operating Report October 1, 2013 through October 31, 2013 Page 22 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Balance Sheets

As of November 13, 2012 and October 31, 2013

(in thousands of dollars)

1.	The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. The Company makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the unaudited condensed consolidated financial statements. Actual results may differ from those estimates. All information contained herein is unaudited and subject to future adjustment and certain such adjustments recorded to the financial statements previously reported in the Monthly Operating Reports are reflected in the financial statements presented herein. The Unaudited Condensed Consolidated Balance Sheets have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework.

2.	In October 2012, at the request and under the direction of the audit committee of the board of directors of the Company (the “Audit Committee”), the Company, with the assistance of counsel, commenced an inquiry into the Company’s provision for United States (“U.S.”) federal income taxes in light of certain provisions contained in the Company’s unsecured revolving credit facility scheduled to mature on February 8, 2013 and certain predecessor credit facilities (the “Credit Facilities”). In connection with the inquiry process, on October 19, 2012, the Audit Committee, on the recommendation of management, concluded that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for each of the quarters ended March 31, 2012 and June 30, 2012, should no longer be relied upon. Upon completion of the inquiry it was determined that there were errors in the Company’s previously issued financial statements for each of the years in the twelve year period ended December 31, 2011 (including the interim periods within those years), and for each of the calendar quarters ended March 31, 2012 and June 30, 2012, and such financial statements should be restated.

For purposes of its financial statements as of December 31, 2012, the Company has recorded reserves related to the tax effects of the cumulative potential deemed dividends (1) in connection with the Credit Facilities based on a deemed repatriation of $1,194,150 of foreign earnings and (2) related to intercompany balances resulting in the inclusion of $77,000 of foreign earnings in taxable income. The potential deemed repatriation amount of $1,194,150, takes into account certain defenses available to the Company that the Company believes are more- likely-than-not to be successful. The Company also has recorded a deferred tax liability of $103,388 for the tax effects of unremitted earnings of foreign subsidiaries, which reflects amounts that may be included in taxable income as deemed dividends for taxable year 2013 and future years.

The Company has also restated the consolidated balance sheet as of December 31, 2011 and the related consolidated statements of operations, comprehensive loss, changes in equity and cash flows for the year ended December 31, 2011 to reflect the correction of an error in the method used to estimate the credit valuation adjustments associated with the fair valuation of the interest rate swap derivative contracts of certain of the Company’s equity method investees. The credit risk valuation adjustments were incorrectly estimated without giving consideration to the credit enhancements that were contractually linked to the obligations under such contracts for the year ended December 31, 2011 and for the quarters ended March 31, 2012 and June 30, 2012. Such error overstated the investments in affiliated companies by $19,015 and retained earnings by $1,499 and understated net loss by $1,499 and accumulated other comprehensive loss by $17,516 as of and for the year ended December 31, 2011. The

Monthly Operating Report October 1, 2013 through October 31, 2013 Page 23 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Balance Sheets (continued)

As of November 13, 2012 and October 31, 2013

(in thousands of dollars)

appropriate estimation of the credit risk valuation adjustments has been applied within the consolidated financial statements for the year ended December 31, 2012.

3.	The liabilities reported in the Unaudited Condensed Consolidated Balance Sheets do not currently reflect a complete analysis regarding potential claims under the Bankruptcy Code, however, the balance sheet as of October 31, 2013 does include the Debtors’ estimates of potential claims that may be allowed with respect to vessels that had been chartered-in by the Debtors or with respect to nonresidential leases for commercial office space by the Debtors to the extent that such leases were rejected by the Debtors for which performance had also ceased by the end of the reporting period.

4.	The Company allocated liabilities between pre-petition and post-petition periods based on the information available and research conducted in connection with the preparation of this Monthly Operating Report. As additional information becomes available, the allocation of liabilities between the pre-petition and post-petition periods may change.

5.	As a result of the chapter 11 filings, the Company’s unsecured debt has been classified as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. In accordance with ASC Topic 852, as interest on the Company’s unsecured debt subsequent to the Petition Date is not expected to be an allowed claim, the Company has not accrued interest expense on its unsecured debt subsequent to the Petition Date. With respect to the Company’s secured debt, the value of the collateral securing the debt is still being determined, and accordingly, the Company does not know if the value of the collateral is sufficient to satisfy the secured debt claims. As a result, the Company has classified secured debt as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. Pursuant to the Bankruptcy Court's orders, dated February 5, 2013, granting adequate protection [D.I. 0459 and 0460], the Company has continued to pay unpaid interest expense on the secured debt as part of the adequate protection payments. The Bankruptcy Court Orders preserve any challenge to the application of any such authorized payments pursuant to Section 506 (b) of the Bankruptcy Code or otherwise. Should a determination be made that collateral is not sufficient to satisfy the secured debt, the Company and other parties in interest reserve the right to seek to recharacterize the adequate protection payments as payments on account of the principal amounts outstanding as of the petition date. The Adequate Protection Interest Payments are being characterized as payments on the prepetition principal amounts outstanding under the term loan agreements commencing with the monthly operating report for June 2013.

Monthly Operating Report October 1, 2013 through October 31, 2013 Page 24 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Balance Sheets (continued)

As of November 13, 2012 and October 31, 2013

(in thousands of dollars)

6.	Liabilities Subject to Compromise consist of the following:

	November 13, 2012	October 31, 2013
Pre-petition accounts payable, accrued expenses and other liabilities	$398	$3,827
Senior Notes	500,780	500,780
Unsecured revolver	1,488,579	1,488,579
Accrued interest and fees on unsecured revolver and senior notes	10,878	10,878
Secured debt and accrued interest	578,024	565,770
Derivative liabilities	3,566	3,566
Pension and other postretirement benefit plan liabilities	41,363	36,632
Accrued liabilities relating to rejected executory contracts	0	213,447

	$2,623,588	$2,823,479

The reduction in Pension and other postretirement benefit plan liabilities in the above table is principally attributable to an increase in the discount rate subsequent to November 13, 2012 that was used to calculate the benefit obligation under the Debtors’ domestic defined benefit pension plan. Subsequent to October 2013, management revised its estimates of provisions needed for seven rejected executory contracts with respect to vessels that had been chartered-in by the Debtors. The impact of such revisions, an increase in the accrued liability relating to rejected executory claims of approximately $9,835 (and an aggregate reduction of the liquidated amounts of such claims of $24,406), will be reflected in the Monthly Operating Report for the period November 1, 2013 through November 30, 2013.

Monthly Operating Report October 1, 2013 through October 31, 2013 Page 25 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Declaration Regarding the Status of Post-Petition Taxes of the Debtors

As of October 31, 2013

STATE OF NEW YORK

NEW YORK COUNTY

Jerry Miller hereby declares and states:

1.         I am Controller for Overseas Shipholding Group, Inc., a corporation organized under the laws of the State of Delaware and the Debtor in the above-captioned chapter 11 cases (the “Debtors”). I am familiar with the Debtors’ day-to-day operations, business affairs and books and records.

2.         All statements in this Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors’ operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

3.         To the best of my knowledge, the Debtors have filed all necessary federal, state and local post-petition tax returns and made all required post-petition tax payments in connection therewith on a timely basis or have promptly remediated any late filings or payments that may have occurred due to unintentional oversights.1

Dated: December 13, 2013	Respectfully submitted,
New York, New York

/s/ Jerry Miller
Jerry Miller
Controller, Overseas Shipholding Group, Inc.

1 The Debtors used ADP for the remittance of all payroll taxes.

Monthly Operating Report October 1, 2013 through October 31, 2013 Page 26 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-4

Overseas Shipholding Group, Inc.

Consolidated Summary of Unpaid Post-Petition Accounts Payable1

October 31, 2013

Days Past Due
Current	1-30	31-60	61-90	>91	Total
$9,928,000	$684,860	$222,871	$56,696	$535,440	$11,427,867
87%	6%	2%	0%	5%

1 The post-petition accounts payable is reported at a consolidated basis including both Debtors and non-Debtor subsidiaries to more completely reflect the liabilities of all Debtor entities, many of which utilize non-Debtor affiliates as their paying agent under the centralized cash management system of the Company. The accounts payable reported represent open trade vendor invoices that have been entered into the Company’s accounts payable system and pre-petition amounts that the Company intends to pay in accordance with various orders of the Bankruptcy Court. This summary does not include accruals for invoices not yet received or approved.

Monthly Operating Report October 1, 2013 through October 31, 2013 Page 27 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-5

Overseas Shipholding Group, Inc.

Consolidated Trade Accounts Receivable and Aging

October 31, 2013

	Days Aged [1]
	0-30	31-60	61-90	91-120	120-180	> 180	Total
Trade Receivables:
Trade - Invoiced [2]	$17,381,892	$4,005,338	$1,283,887	$1,206,333	$2,196,690	$5,485,586	$31,559,726
Trade - Accrued and Unbilled[3]							$21,105,692
Trade - Pools[4]							$78,907,735
Allowance for Doubtful Receivables							$(2,296,832)
Accounts Receivable	$17,381,892	$4,005,338	$1,283,887	$1,206,333	$2,196,690	$5,485,586	$129,276,321
Percentage of Trade-Invoiced [5]	55%	13%	4%	4%	7%	17%	100%

Notes:

[1]	Days Aged is based on the date of invoice
[2]	Represents invoiced freight & miscellaneous, demurrage and non-voyage accounts receivable for the consolidated Company.
[3]	Represents unbilled trade accounts receivables of the consolidated Company
[4]	Represents undistributed earnings receivable from the commercial pools in which the Company participates
[5]	Represents percentage of Trade-Invoiced amounts only

Monthly Operating Report October 1, 2013 through October 31, 2013 Page 28 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-6

Debtor Questionnaire

For the Period October 1, 2013 through October 31, 2013

		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period. If yes, provide an explanation below.	X1
3.	Have all post-petition tax returns been timely filed? If no, provide an explanation.	X
4.	Are workers compensation, general liability and other necessary insurance coverage’s in effect? If no, provide an explanation.	X
5.	Have any bank accounts been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to Local Rule 4001-3		X

1 As provided for in the Final Order Pursuant to 11 U.S.C. §§ 105(a), 345, 363(c)(1), 364(a), 364(c) and 503(b)(1), and Fed. R. Bankr. P. 6003: (A) Approving the Continued Use of the Cash Management System, Bank Accounts and Business Forms; (B) Permitting Continued Intercompany Transactions and Transfers and Granting Liens, Claims and Other Relief in Connection Therewith; (C) Authorizing Banks to Honor Certain Transfers and Charge Certain Fees and Other Amounts; and (D) Approving Limited Waiver of Section 345 dated January 24, 2013 [D.I. 0396] (the “Cash Management Order”), certain non-Debtor affiliates pay expenses to third parties on behalf of current or prior vessel-operating Debtors, including the payment of general and administrative expenses incurred by such non-Debtor affiliates. These non-Debtor affiliates are funded through Intercompany Revolvers, as defined in the Cash Management Order.

Monthly Operating Report October 1, 2013 through October 31, 2013 Page 29 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
Overseas Shipholding Group, Inc.	12-20000
OSG International, Inc.	12-20001
OSG Bulk Ships, Inc.	12-20002
1372 Tanker Corporation	12-20003
Africa Tanker Corporation	12-20004
Alcesmar Limited	12-20005
Alcmar Limited	12-20006
Alpha Suezmax Corporation	12-20007
Alpha Tanker Corporation	12-20008
Amalia Product Corporation	12-20009
Ambermar Product Carrier Corporation	12-20010
Ambermar Tanker Corporation	12-20011
Andromar Limited	12-20012
Antigmar Limited	12-20013
Aqua Tanker Corporation	12-20014
Aquarius Tanker Corporation	12-20015
Ariadmar Limited	12-20016
Aspro Tanker Corporation	12-20017
Atalmar Limited	12-20018
Athens Product Tanker Corporation	12-20019
Atlas Chartering Corporation	12-20020
Aurora Shipping Corporation	12-20021
Avila Tanker Corporation	12-20022
Batangas Tanker Corporation	12-20023
Beta Aframax Corporation	12-20024
Brooklyn Product Tanker Corporation	12-20025
Cabo Hellas Limited	12-20026
Cabo Sounion Limited	12-20027
Caribbean Tanker Corporation	12-20028
Carina Tanker Corporation	12-20029
Carl Product Corporation	12-20030
Concept Tanker Corporation	12-20031
Crown Tanker Corporation	12-20032
Delphina Tanker Corporation	12-20033
Delta Aframax Corporation	12-20034
DHT Ania Aframax Corp.	12-20035
DHT Ann VLCC Corp.	12-20036
DHT Cathy Aframax Corp.	12-20037
DHT Chris VLCC Corp.	12-20038
DHT Rebecca Aframax Corp.	12-20039

Monthly Operating Report October 1, 2013 through October 31, 2013 Page 30 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
DHT Regal Unity VLCC Corp.	12-20040
DHT Sophie Aframax Corp.	12-20041
Dignity Chartering Corporation	12-20042
Edindun Shipping Corporation	12-20043
Eighth Aframax Tanker Corporation	12-20044
Epsilon Aframax Corporation	12-20045
First Chemical Carrier Corporation	12-20046
First LPG Tanker Corporation	12-20047
First Union Tanker Corporation	12-20048
Fourth Aframax Tanker Corporation	12-20049
Front President Inc.	12-20050
Goldmar Limited	12-20051
GPC Aframax Corporation	12-20052
Grace Chartering Corporation	12-20053
International Seaways, Inc.	12-20054
Jademar Limited	12-20055
Joyce Car Carrier Corporation	12-20056
Juneau Tanker Corporation	12-20057
Kimolos Tanker Corporation	12-20058
Kythnos Chartering Corporation	12-20059
Leo Tanker Corporation	12-20060
Leyte Product Tanker Corporation	12-20061
Limar Charter Corporation	12-20062
Luxmar Product Tanker Corporation	12-20063
Luxmar Tanker LLC	12-20064
Majestic Tankers Corporation	12-20065
Maple Tanker Corporation	12-20066
Maremar Product Tanker Corporation	12-20067
Maremar Tanker LLC	12-20068
Marilyn Vessel Corporation	12-20069
Maritrans General Partner Inc.	12-20070
Maritrans Operating Company L.P.	12-20071
Milos Product Tanker Corporation	12-20072
Mindanao Tanker Corporation	12-20073
Mykonos Tanker LLC	12-20074
Nedimar Charter Corporation	12-20075
Oak Tanker Corporation	12-20076
Ocean Bulk Ships, Inc.	12-20077
Oceania Tanker Corporation	12-20078
OSG 192 LLC	12-20079
OSG 209 LLC	12-20080

Monthly Operating Report October 1, 2013 through October 31, 2013 Page 31 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
OSG 214 LLC	12-20081
OSG 215 Corporation	12-20082
OSG 242 LLC	12-20083
OSG 243 LLC	12-20084
OSG 244 LLC	12-20085
OSG 252 LLC	12-20086
OSG 254 LLC	12-20087
OSG 300 LLC	12-20088
OSG 400 LLC	12-20089
OSG America L.P.	12-20090
OSG America LLC	12-20091
OSG America Operating Company LLC	12-20092
OSG Car Carriers, Inc.	12-20093
OSG Clean Products International, Inc.	12-20094
OSG Columbia LLC	12-20095
OSG Constitution LLC	12-20096
OSG Courageous LLC	12-20097
OSG Delaware Bay Lightering LLC	12-20098
OSG Discovery LLC	12-20099
OSG Endeavor LLC	12-20100
OSG Endurance LLC	12-20101
OSG Enterprise LLC	12-20102
OSG Financial Corp.	12-20103
OSG Freedom LLC	12-20104
OSG Honour LLC	12-20105
OSG Independence LLC	12-20106
OSG Intrepid LLC	12-20107
OSG Liberty LLC	12-20108
OSG Lightering LLC	12-20109
OSG Lightering Acquisition Corporation	12-20110
OSG Lightering Solutions LLC	12-20111
OSG Mariner LLC	12-20112
OSG Maritrans Parent LLC	12-20113
OSG Navigator LLC	12-20114
OSG New York, Inc.	12-20115
OSG Product Tankers AVTC, LLC	12-20116
OSG Product Tankers Member LLC	12-20117
OSG Product Tankers II, LLC	12-20118
OSG Product Tankers I, LLC	12-20119
OSG Product Tankers, LLC	12-20120
OSG Quest LLC	12-20121

Monthly Operating Report October 1, 2013 through October 31, 2013 Page 32 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
OSG Seafarer LLC	12-20122
OSG Ship Management, Inc.	12-20123
OSG Valour LLC	12-20124
Overseas Allegiance Corporation	12-20125
Overseas Anacortes LLC	12-20126
Overseas Boston LLC	12-20127
Overseas Diligence LLC	12-20128
Overseas Galena Bay LLC	12-20129
Overseas Houston LLC	12-20130
Overseas Integrity LLC	12-20131
Overseas Long Beach LLC	12-20132
Overseas Los Angeles LLC	12-20133
Overseas Martinez LLC	12-20134
Overseas New Orleans LLC	12-20135
Overseas New York LLC	12-20136
Overseas Nikiski LLC	12-20137
Overseas Perseverance Corporation	12-20138
Overseas Philadelphia LLC	12-20139
Overseas Puget Sound LLC	12-20140
Overseas Sea Swift Corporation	12-20141
Overseas Shipping (GR) Ltd.	12-20142
Overseas ST Holding LLC	12-20143
Overseas Tampa LLC	12-20144
Overseas Texas City LLC	12-20145
Pearlmar Limited	12-20146
Petromar Limited	12-20147
Pisces Tanker Corporation	12-20148
Polaris Tanker Corporation	12-20149
Queens Product Tanker Corporation	12-20150
Reymar Limited	12-20151
Rich Tanker Corporation	12-20152
Rimar Chartering Corporation	12-20153
Rosalyn Tanker Corporation	12-20154
Rosemar Limited	12-20155
Rubymar Limited	12-20156
Sakura Transport Corp.	12-20157
Samar Product Tanker Corporation	12-20158
Santorini Tanker LLC	12-20159
Serifos Tanker Corporation	12-20160
Seventh Aframax Tanker Corporation	12-20161
Shirley Tanker SRL	12-20162

Monthly Operating Report October 1, 2013 through October 31, 2013 Page 33 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
Sifnos Tanker Corporation	12-20163
Silvermar Limited	12-20164
Sixth Aframax Tanker Corporation	12-20165
Skopelos Product Tanker Corporation	12-20166
Star Chartering Corporation	12-20167
Suezmax International Agencies, Inc.	12-20168
Talara Chartering Corporation	12-20169
Third United Shipping Corporation	12-20170
Tokyo Transport Corp.	12-20171
Transbulk Carriers, Inc.	12-20172
Troy Chartering Corporation	12-20173
Troy Product Corporation	12-20174
Urban Tanker Corporation	12-20175
Vega Tanker Corporation	12-20176
View Tanker Corporation	12-20177
Vivian Tankships Corporation	12-20178
Vulpecula Chartering Corporation	12-20179
Wind Aframax Tanker Corporation	12-20180

Monthly Operating Report October 1, 2013 through October 31, 2013 Page 34 of 169

Appendix B

Overseas Shipholding Group, Inc., et al.

Listing of Debtors' Bank Accounts and Book Balances as of October 31, 20131

(in USD)

Debtor	EIN	Bank	Currency	Account Number	USD Balance per Books as of October 31, 2013
Cabo Hellas Limited	98-0465299	JP Morgan Chase	USD	XXX-XX0606	-
Cabo Sounion Limited	98-0465296	JP Morgan Chase	USD	XXX-XX0614	-
Delta Aframax Corporation	98-0489892	HSBC	USD	XXXXX6729	1,000.00
Epsilon Aframax Corporation	98-0489895	HSBC	USD	XXXXX6737	1,000.00
Front President Inc.	77-0681687	HSBC	USD	XXXXX6745	1,000.00
Maple Tanker Corporation	98-0595229	HSBC	USD	XXXX6753	1,000.00
Oak Tanker Corporation	98-0595234	HSBC	USD	XXXX6761	1,000.00
OSG America Operating Company LLC	45-0575493	Fifth Third Bank - Tampa	USD	XXXXXXX3987	202,968,250.72
OSG Bulk Ships, Inc.	13-2632600	Fifth Third Bank - Tampa	USD	XXXXXXX4290	2,074,105.40
OSG Bulk Ships, Inc.	13-2632600	JP Morgan Chase	USD	XXXX-XXXXX0-509	(802,224.71)
OSG Bulk Ships, Inc.	13-2632600	JP Morgan Chase	USD	XXX-X-XX7251	8,665,082.59
OSG Financial Corp.	13-3178639	JP Morgan Chase	USD	XXX-X-XX3754	255,848.01
OSG International, Inc.	98-0467117	HSBC	USD	XXXXX6923	3,359,452.16
OSG International, Inc.	98-0467117	JP Morgan Chase	USD	XXX-X-XX5113	101,726,603.07
OSG International, Inc.	98-0467117	JP Morgan Chase	USD	XXXXX7192	14,434,858.99
OSG Lightering LLC	98-0380553	Bank of Oklahoma	USD	XXXXX9048	12,618,308.11
OSG Lightering LLC	98-0380553	Bank of Texas - Houston	USD	XXXXXX9108	(39,287.40)
OSG Lightering LLC	98-0380553	Bank of Texas - Houston	USD	XXXXXX9174	1.00
OSG Ship Management, Inc.	13-3589004	JP Morgan Chase	USD	XXX-XX2788	10,000.30
OSG Ship Management, Inc.	13-3589004	Fifth Third Bank - Tampa	USD	XXXXXX2932	18,191.90
OSG Ship Management, Inc.	13-3589004	JP Morgan Chase	USD	XXX-XX6624	998,836.28
OSG Ship Management, Inc.	13-3589004	JP Morgan Chase	USD	XXX-XX5045	82,713.79
Overseas Shipholding Group, Inc.	13-2637623	TD Bank, N.A.	USD	XXX-XXX6647	24,049,852.73
Overseas Shipholding Group, Inc.	13-2637623	Morgan Stanley	USD	XXX-XXXXX1-852	-
Overseas Shipholding Group, Inc.	13-2637623	BlackRock	USD	X4888	67,006,217.84
Overseas Shipholding Group, Inc.	13-2637623	Fidelity	USD	XXXXXXX7175	73,722,086.71
Overseas Shipholding Group, Inc.	13-2637623	JP Morgan Chase	USD	XXX-X-XX5014	2,065,563.11
Overseas Shipholding Group, Inc.	13-2637623	JP Morgan Chase	USD	XXX6306	35,005,050.75
Overseas Shipholding Group, Inc.	13-2637623	JP Morgan Chase	USD	XXX-XX9772	5,000.00
Rosemar Limited	98-0417974	JP Morgan Chase	USD	XXX-XX0959	-
Rubymar Limited	98-0420767	JP Morgan Chase	USD	XXX-XX0967	-
Serifos Tanker Corporation	98-0513004	JPMorgan Chase	USD	XXXXX0222	-
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	USD	XXXXXX-XXX4290	109.48
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	CAD	XXXXXX-XXX9190	-
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	CAD	XXXXXX-XXX6490	4,106.33
Sifnos Tanker Corporation	98-0513006	JPMorgan Chase	USD	XXXXX0230	-
				TOTAL	$548,233,727.16

1 Petty cash accounts with nominal balances maintained at certain office locations have been excluded from this list, but are reported in the Cash and Cash Equivalents line item in the balance sheets presented herein.

Preliminary and Unaudited

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix C

Notes to the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets

These unaudited condensed consolidating financial statements are provided to fulfill the requirements of the Office of the United States Trustee. Amounts in the columns and rows in the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets may not sum to subtotal or total amounts due to rounding. All information contained herein is unaudited and subject to future adjustment and certain such adjustments recorded to the financial statements previously reported in the Monthly Operating Reports are reflected in the financial statements presented herein. The Company makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the unaudited condensed consolidated financial statements. Actual results may differ from those estimates. The Company put forth significant efforts to attribute the results of operations to the proper legal entity. However, because the Company’s accounting systems, policies, and practices were developed with a view to producing consolidated reporting, rather than by legal entity, it is possible that not all assets and liabilities and/or results of operations have been recorded at the correct legal entity in the unaudited condensed consolidating financial statements. These statements should be read in conjunction with the General Notes contained within this Monthly Operating Report. The notes that are contained in this Monthly Operating Report (the "MOR") have been provided to assist the reader in understanding the information presented.  No conclusion as to the completeness of the notes that are included in this MOR, the importance or significance of such notes, or the importance or significance of information that could have been included in such notes, but is not, is made by the inclusion of the notes contained in this MOR.

In accordance with normal Company practice, adjustments related to prior periods are recorded and reflected in the period in which it is determined that such adjustments are needed.

The Company is a publicly-held company that prepared and filed consolidated financial statements on a quarterly basis. In accordance with the Company’s historic policies and practices related to quarterly reporting, certain information contained in the Monthly Operating Reports is estimated in the first and second months of each calendar quarter, then reconciled to actual results and/or other analysis performed quarterly and adjusted accordingly in the final month of the calendar quarter.

Post-petition interest expense and interest income on intercompany loans from Non-Debtors to Debtors is included in Other Income in the accompanying Unaudited Condensed Consolidating Statements of Operations.

The Company owns a fleet of ten (10) articulated tug-barges (“ATB”). An ATB consists of a tug and a barge. Each tug and its respective barge are owned by a different Debtor. The revenue associated with the operation of an ATB is recorded on the related barge Debtor entity, whereas the operating expenses of the ATB are recorded on both the related tug and barge respective Debtor entities, based on the specific expenses incurred by each.

All of the Company's chartered in vessels are accounted for as operating leases. ASC Topic 840 states that if costs expected to be incurred under an operating sublease (that is, executory costs, which represent costs typically classified as voyage expenses, and charter hire expense - rental payments) exceed anticipated revenue on the operating sublease, a loss shall be recognized by the sublessor in the period it executed the sublease. The provision for a loss on a sublease would be based on the net expected future cash disbursements. Credits to charter hire expense arise, when terms of the sublease, time charter-out, are modified in a period subsequent to the period in which the provision is recorded.

Monthly Operating Report October 1, 2013 through October 31, 2013 Page 36 of 169

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix C

Notes to the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets (continued)

As a result of the chapter 11 filings, the Company’s unsecured debt has been classified as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. In accordance with ASC Topic 852, as interest on the Company’s unsecured debt subsequent to the Petition Date is not expected to be an allowed claim, the Company has not accrued interest expense on its unsecured debt subsequent to the Petition Date. With respect to the Company’s secured debt, the value of the collateral securing the debt is still being determined, and accordingly, the Company does not know if the value of the collateral is sufficient to satisfy the secured debt claims. As a result, the Company has classified secured debt as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. Pursuant to the Bankruptcy Court's orders, dated February 5, 2013, granting adequate protection [D.I. 0459 and 0460], the Company has continued to pay unpaid interest expense on the secured debt as part of the adequate protection payments. The Bankruptcy Court Orders preserve any challenge to the application of any such authorized payments pursuant to Section 506 (b) of the Bankruptcy Code or otherwise. Should a determination be made that collateral is not sufficient to satisfy the secured debt, the Company and other parties in interest reserve the right to seek to recharacterize the adequate protection payments as payments on account of the principal amounts outstanding as of the petition date. The Adequate Protection Interest Payments are being characterized as payments on the prepetition principal amounts outstanding under the term loan agreements commencing with the monthly operating report for June 2013.

The average monthly crew costs for the international flag business were approximately $6.1 million per month for the nine months ended September 30, 2013. The average monthly base compensation and benefit costs for onshore personnel related to the international flag business and corporate office not associated with the international flag business are approximately $2.2 million and $0.2 million per month, respectively. Annual allocations of certain expenses that occur between OSG International, Inc., Overseas Shipholding Group, Inc. and OSG Ship Management, Inc. under an Amended and Restated Personnel and Facilities Cost Sharing Agreement, dated January 1, 2005, for the year ended December 31, 2012 have been reflected in the financial statements presented herein.

Monthly Operating Report October 1, 2013 through October 31, 2013 Page 37 of 169

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Overseas Shipholding Group, Inc.		OSG International, Inc.
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$44	$(0)	$(23)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	44	(0)	(23)
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	1	(65)
Charter hire expenses	-	-	-	49
Depreciation and amortization	-	-	-	-
General and administrative	532	5,716	460	5,409
(Gain)/loss on disposal of vessels, including impairments	-	-	-	0
Total Operating Expenses	532	5,716	461	5,393
Income/(loss) from Vessel Operations	(532)	(5,671)	(462)	(5,416)
Equity in Income/(loss) of Affiliated Companies	-	215	526	7,450
Operating Income/(loss)	(532)	(5,456)	64	2,034
Other Income/(expense)	548	5,969	(1,423)	(17,135)
Income/(loss) before Interest Expense and Income Taxes	16	513	(1,359)	(15,101)
Interest Expense	-	0	-	0
Income/(loss) before Reorganization Items and Income Taxes	16	513	(1,359)	(15,101)
Reorganization Items, net	5,846	66,335	-	-
Income/(loss) before Income Taxes	(5,830)	(65,822)	(1,359)	(15,101)
Income Tax (Benefit)/Provision	90	(9,702)	6	114
Net Income/(Loss)	$(5,920)	$(56,120)	$(1,365)	$(15,215)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 38 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	OSG Bulk Ships, Inc.		1372 Tanker Corporation
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$2	$3,404
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	1,775	6,673
	-	-	1,778	10,078
Operating Expenses:
Voyage expenses	-	-	1,331	4,712
Vessel expenses	8	9	171	2,861
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	260	2,961
General and administrative	3	158	-	0
(Gain)/loss on disposal of vessels, including impairments	-	(4)	-	-
Total Operating Expenses	11	163	1,762	10,534
Income/(loss) from Vessel Operations	(11)	(163)	16	(456)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(11)	(163)	16	(456)
Other Income/(expense)	64	(2,074)	(1)	(8)
Income/(loss) before Interest Expense and Income Taxes	53	(2,236)	15	(464)
Interest Expense	-	0	-	(12)
Income/(loss) before Reorganization Items and Income Taxes	53	(2,236)	15	(476)
Reorganization Items, net	-	-	-	31
Income/(loss) before Income Taxes	53	(2,236)	15	(508)
Income Tax (Benefit)/Provision	0	1,020	-	-
Net Income/(Loss)	$53	$(3,257)	$15	$(508)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 39 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Africa Tanker Corporation		Alcesmar Limited
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$351	$4,876
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	4
	-	-	351	4,880
Operating Expenses:
Voyage expenses	-	-	-	7
Vessel expenses	6	68	197	2,153
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	111	1,417
General and administrative	5	93	-	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	18,737
Total Operating Expenses	11	161	308	22,314
Income/(loss) from Vessel Operations	(11)	(161)	43	(17,434)
Equity in Income/(loss) of Affiliated Companies	1,954	28,595	-	-
Operating Income/(loss)	1,943	28,434	43	(17,434)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	1,943	28,434	43	(17,434)
Interest Expense	-	-	-	(5)
Income/(loss) before Reorganization Items and Income Taxes	1,943	28,434	43	(17,440)
Reorganization Items, net	-	-	-	31
Income/(loss) before Income Taxes	1,943	28,434	43	(17,471)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$1,943	$28,434	$43	$(17,471)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 40 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Alcmar Limited		Alpha Suezmax Corporation
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$350	$5,027	$(2)	$(163)
Time and bareboat charter revenues	-	0	-	1,276
Voyage charter revenues	-	3	-	14
	350	5,029	(2)	1,127
Operating Expenses:
Voyage expenses	-	(28)	72	255
Vessel expenses	288	2,256	42	385
Charter hire expenses	-	-	-	1,580
Depreciation and amortization	94	1,221	-	133
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	18,356	-	-
Total Operating Expenses	382	21,805	114	2,352
Income/(loss) from Vessel Operations	(32)	(16,775)	(116)	(1,225)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(32)	(16,775)	(116)	(1,225)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(32)	(16,775)	(116)	(1,225)
Interest Expense	-	(5)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(32)	(16,781)	(116)	(1,225)
Reorganization Items, net	-	31	-	14,507
Income/(loss) before Income Taxes	(32)	(16,812)	(116)	(15,732)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(32)	$(16,812)	$(116)	$(15,732)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 41 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Alpha Tanker Corporation		Amalia Product Corporation
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$(0)	$(2)	$483	$6,418
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	13
	(0)	(2)	483	6,432
Operating Expenses:
Voyage expenses	-	-	-	11
Vessel expenses	-	-	160	2,145
Charter hire expenses	-	131	-	-
Depreciation and amortization	-	-	244	3,029
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	131	404	5,186
Income/(loss) from Vessel Operations	(0)	(133)	80	1,246
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(0)	(133)	80	1,246
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(0)	(133)	80	1,246
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(0)	(133)	80	1,246
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(0)	(133)	80	1,246
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(0)	$(133)	$80	$1,246

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 42 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Ambermar Product Carrier Corporation		Ambermar Tanker Corporation
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	450	1,131	-	-
Voyage charter revenues	(41)	8,360	-	-
	409	9,491	-	-
Operating Expenses:
Voyage expenses	8	3,865	-	(4)
Vessel expenses	185	2,356	-	1
Charter hire expenses	-	-	-	-
Depreciation and amortization	78	1,056	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	15,735	-	-
Total Operating Expenses	271	23,011	-	(3)
Income/(loss) from Vessel Operations	138	(13,520)	-	3
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	138	(13,520)	-	3
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	138	(13,520)	-	3
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	138	(13,520)	-	3
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	138	(13,520)	-	3
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$138	$(13,520)	$-	$3

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 43 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Andromar Limited		Antigmar Limited
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$350	$5,041	$350	$5,020
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	(0)	(76)	-	51
	350	4,965	350	5,071
Operating Expenses:
Voyage expenses	(0)	2	-	73
Vessel expenses	193	2,025	253	2,075
Charter hire expenses	-	-	-	-
Depreciation and amortization	101	1,296	87	1,132
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	19,207	-	18,905
Total Operating Expenses	294	22,530	339	22,186
Income/(loss) from Vessel Operations	56	(17,565)	10	(17,115)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	56	(17,565)	10	(17,115)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	56	(17,565)	10	(17,115)
Interest Expense	-	(5)	-	(5)
Income/(loss) before Reorganization Items and Income Taxes	56	(17,570)	10	(17,120)
Reorganization Items, net	-	31	-	31
Income/(loss) before Income Taxes	56	(17,601)	10	(17,151)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$56	$(17,601)	$10	$(17,151)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 44 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Aqua Tanker Corporation		Aquarius Tanker Corporation
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$(0)	$(3)	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	(0)	4,551
	(0)	(3)	(0)	4,551
Operating Expenses:
Voyage expenses	-	-	1	2,683
Vessel expenses	-	-	-	15
Charter hire expenses	-	(203)	-	1,918
Depreciation and amortization	-	-	-	-
General and administrative	-	3	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	(200)	1	4,616
Income/(loss) from Vessel Operations	(0)	197	(1)	(65)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(0)	197	(1)	(65)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(0)	197	(1)	(65)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(0)	197	(1)	(65)
Reorganization Items, net	-	-	-	1,838
Income/(loss) before Income Taxes	(0)	197	(1)	(1,903)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(0)	$197	$(1)	$(1,903)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 45 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Ariadmar Limited		Aspro Tanker Corporation
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$350	$4,847	$(0)	$(3)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	350	4,847	(0)	(3)
Operating Expenses:
Voyage expenses	-	(1)	-	-
Vessel expenses	216	2,105	-	-
Charter hire expenses	-	-	-	57
Depreciation and amortization	103	1,335	-	-
General and administrative	-	0	-	-
(Gain)/loss on disposal of vessels, including impairments	-	19,082	-	-
Total Operating Expenses	319	22,521	-	57
Income/(loss) from Vessel Operations	31	(17,674)	(0)	(60)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	31	(17,674)	(0)	(60)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	31	(17,674)	(0)	(60)
Interest Expense	-	(5)	-	-
Income/(loss) before Reorganization Items and Income Taxes	31	(17,679)	(0)	(60)
Reorganization Items, net	-	31	-	-
Income/(loss) before Income Taxes	31	(17,710)	(0)	(60)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$31	$(17,710)	$(0)	$(60)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 46 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Atalmar Limited		Athens Product Tanker Corporation
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,377	12,543	1,330	12,591
	1,377	12,543	1,330	12,591
Operating Expenses:
Voyage expenses	733	7,323	725	5,772
Vessel expenses	210	1,964	161	1,803
Charter hire expenses	-	-	-	-
Depreciation and amortization	98	1,266	136	1,547
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	18,960	-	-
Total Operating Expenses	1,041	29,513	1,022	9,122
Income/(loss) from Vessel Operations	336	(16,970)	308	3,469
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	336	(16,970)	308	3,469
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	336	(16,970)	308	3,469
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	336	(16,970)	308	3,469
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	336	(16,970)	308	3,469
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$336	$(16,970)	$308	$3,469

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 47 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Atlas Chartering Corporation		Aurora Shipping Corporation
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$(40)	$3,407
Time and bareboat charter revenues	-	-	558	1,538
Voyage charter revenues	(9)	3,923	-	-
	(9)	3,923	518	4,945
Operating Expenses:
Voyage expenses	1	2,052	22	194
Vessel expenses	3	9	250	4,565
Charter hire expenses	-	1,982	-	-
Depreciation and amortization	-	-	243	2,726
General and administrative	-	-	-	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	3	4,044	515	7,484
Income/(loss) from Vessel Operations	(13)	(120)	3	(2,539)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(13)	(120)	3	(2,539)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(13)	(120)	3	(2,539)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(13)	(120)	3	(2,539)
Reorganization Items, net	-	2,422	-	-
Income/(loss) before Income Taxes	(13)	(2,543)	3	(2,539)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(13)	$(2,543)	$3	$(2,539)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 48 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Avila Tanker Corporation		Batangas Tanker Corporation
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$(0)	$(3)	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	1,754	5,175
	(0)	(3)	1,754	5,175
Operating Expenses:
Voyage expenses	-	-	1,237	3,675
Vessel expenses	-	-	256	790
Charter hire expenses	-	(81)	-	-
Depreciation and amortization	-	-	225	776
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	(81)	1,718	5,241
Income/(loss) from Vessel Operations	(0)	78	36	(66)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(0)	78	36	(66)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(0)	78	36	(66)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(0)	78	36	(66)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(0)	78	36	(66)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(0)	$78	$36	$(66)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 49 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Beta Aframax Corporation		Brooklyn Product Tanker Corporation
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$(1)	$(2)	$-	$-
Time and bareboat charter revenues	-	1,708	-	-
Voyage charter revenues	-	-	-	22
	(1)	1,706	-	22
Operating Expenses:
Voyage expenses	-	-	0	(69)
Vessel expenses	16	575	4	77
Charter hire expenses	-	1,714	-	-
Depreciation and amortization	-	26	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	(20)
Total Operating Expenses	16	2,314	5	(11)
Income/(loss) from Vessel Operations	(16)	(608)	(5)	33
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(16)	(608)	(5)	33
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(16)	(608)	(5)	33
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(16)	(608)	(5)	33
Reorganization Items, net	-	25,346	-	-
Income/(loss) before Income Taxes	(16)	(25,954)	(5)	33
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(16)	$(25,954)	$(5)	$33

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 50 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Cabo Hellas Limited		Cabo Sounion Limited
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	281	4,178	377	4,062
Voyage charter revenues	-	11	-	14
	281	4,189	377	4,075
Operating Expenses:
Voyage expenses	8	119	11	110
Vessel expenses	209	2,173	197	2,580
Charter hire expenses	-	-	-	-
Depreciation and amortization	196	2,230	210	2,362
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	413	4,522	418	5,052
Income/(loss) from Vessel Operations	(132)	(333)	(41)	(977)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(132)	(333)	(41)	(977)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(132)	(333)	(41)	(977)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(132)	(333)	(41)	(977)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(132)	(333)	(41)	(977)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(132)	$(333)	$(41)	$(977)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 51 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Caribbean Tanker Corporation		Carina Tanker Corporation
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$(4)	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	855	10,014	-	4,852
	855	10,010	-	4,852
Operating Expenses:
Voyage expenses	368	5,131	30	2,106
Vessel expenses	262	4,000	-	14
Charter hire expenses	-	-	-	2,146
Depreciation and amortization	50	943	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	17,385	-	-
Total Operating Expenses	680	27,459	30	4,266
Income/(loss) from Vessel Operations	175	(17,449)	(30)	586
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	175	(17,449)	(30)	586
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	175	(17,449)	(30)	586
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	175	(17,449)	(30)	586
Reorganization Items, net	-	-	-	3,197
Income/(loss) before Income Taxes	175	(17,449)	(30)	(2,612)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$175	$(17,449)	$(30)	$(2,612)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 52 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Carl Product Corporation		Concept Tanker Corporation
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$(28)	$369	$5,004
Time and bareboat charter revenues	415	4,441	-	-
Voyage charter revenues	-	10	-	(4)
	415	4,422	369	5,000
Operating Expenses:
Voyage expenses	13	(270)	-	-
Vessel expenses	200	1,963	4	49
Charter hire expenses	-	-	403	4,912
Depreciation and amortization	246	3,055	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	459	4,747	407	4,961
Income/(loss) from Vessel Operations	(44)	(325)	(38)	39
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(44)	(325)	(38)	39
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(44)	(325)	(38)	39
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(44)	(325)	(38)	39
Reorganization Items, net	-	-	-	2,194
Income/(loss) before Income Taxes	(44)	(325)	(38)	(2,155)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(44)	$(325)	$(38)	$(2,155)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 53 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Crown Tanker Corporation		Delphina Tanker Corporation
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$39	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	39	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	39	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	39	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	39	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	39	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	39	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$39	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 54 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Delta Aframax Corporation		DHT Ania Aframax Corp.
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$(0)	$(62)	$(0)	$(4)
Time and bareboat charter revenues	421	4,776	-	-
Voyage charter revenues	-	-	-	-
	421	4,713	(0)	(4)
Operating Expenses:
Voyage expenses	3	41	-	-
Vessel expenses	270	2,808	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	204	2,311	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	476	5,161	-	-
Income/(loss) from Vessel Operations	(55)	(447)	(0)	(4)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(55)	(447)	(0)	(4)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(55)	(447)	(0)	(4)
Interest Expense	-	(19)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(55)	(466)	(0)	(4)
Reorganization Items, net	12	141	-	-
Income/(loss) before Income Taxes	(67)	(607)	(0)	(4)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(67)	$(607)	$(0)	$(4)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 55 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	DHT Ann VLCC Corp.		DHT Cathy Aframax Corp.
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$574	$0	$214
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	574	0	214
Operating Expenses:
Voyage expenses	-	101	-	24
Vessel expenses	-	3	-	11
Charter hire expenses	-	1,412	-	964
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	1,516	-	999
Income/(loss) from Vessel Operations	-	(942)	0	(784)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(942)	0	(784)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(942)	0	(784)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(942)	0	(784)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(942)	0	(784)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(942)	$0	$(784)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 56 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	DHT Chris VLCC Corp.		DHT Rebecca Aframax Corp.
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$36	$(0)	$(5)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	36	(0)	(5)
Operating Expenses:
Voyage expenses	-	(0)	-	-
Vessel expenses	-	(5)	-	(0)
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	(5)	-	(0)
Income/(loss) from Vessel Operations	-	42	(0)	(4)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	42	(0)	(4)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	42	(0)	(4)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	42	(0)	(4)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	42	(0)	(4)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$42	$(0)	$(4)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 57 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	DHT Regal Unity VLCC Corp.		DHT Sophie Aframax Corp.
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$(25)	$(1)	$(74)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	(25)	(1)	(74)
Operating Expenses:
Voyage expenses	-	-	-	(3)
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	(3)
Income/(loss) from Vessel Operations	-	(25)	(1)	(71)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(25)	(1)	(71)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(25)	(1)	(71)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(25)	(1)	(71)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(25)	(1)	(71)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(25)	$(1)	$(71)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 58 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Dignity Chartering Corporation		Edindun Shipping Corporation
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$(2)	$307	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	(14)	-	-
	(2)	293	-	-
Operating Expenses:
Voyage expenses	26	17	-	-
Vessel expenses	(1)	391	-	-
Charter hire expenses	-	1,052	-	-
Depreciation and amortization	-	68	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	26	1,528	-	-
Income/(loss) from Vessel Operations	(28)	(1,235)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(28)	(1,235)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(28)	(1,235)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(28)	(1,235)	-	-
Reorganization Items, net	-	28,747	-	-
Income/(loss) before Income Taxes	(28)	(29,981)	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(28)	$(29,981)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 59 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Eighth Aframax Tanker Corporation		Epsilon Aframax Corporation
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$2,012	$-	$1,947
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,571	5,683	1,323	4,790
	1,571	7,694	1,323	6,737
Operating Expenses:
Voyage expenses	1,113	4,101	937	3,625
Vessel expenses	219	2,591	269	2,409
Charter hire expenses	-	-	-	-
Depreciation and amortization	139	1,584	202	2,289
General and administrative	-	-	-	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,470	8,276	1,408	8,323
Income/(loss) from Vessel Operations	101	(582)	(85)	(1,585)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	101	(582)	(85)	(1,585)
Other Income/(expense)	-	-	(2)	(8)
Income/(loss) before Interest Expense and Income Taxes	101	(582)	(87)	(1,593)
Interest Expense	-	-	-	(14)
Income/(loss) before Reorganization Items and Income Taxes	101	(582)	(87)	(1,607)
Reorganization Items, net	-	-	12	141
Income/(loss) before Income Taxes	101	(582)	(99)	(1,748)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$101	$(582)	$(99)	$(1,748)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 60 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	First Chemical Carrier Corporation		First LPG Tanker Corporation
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	141	3,888	-	-
Voyage charter revenues	-	-	-	-
	141	3,888	-	-
Operating Expenses:
Voyage expenses	2	49	-	-
Vessel expenses	2	48	-	-
Charter hire expenses	206	2,976	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	210	3,073	-	-
Income/(loss) from Vessel Operations	(69)	815	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(69)	815	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(69)	815	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(69)	815	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(69)	815	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(69)	$815	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 61 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	First Union Tanker Corporation		Fourth Aframax Tanker Corporation
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$30	$3,347	$-	$(3)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	1	1,297	12,651
	30	3,347	1,297	12,648
Operating Expenses:
Voyage expenses	81	386	853	7,266
Vessel expenses	249	3,624	214	2,602
Charter hire expenses	-	-	-	-
Depreciation and amortization	163	2,111	64	1,191
General and administrative	0	0	-	-
(Gain)/loss on disposal of vessels, including impairments	-	16,903	-	15,717
Total Operating Expenses	493	23,023	1,132	26,776
Income/(loss) from Vessel Operations	(463)	(19,675)	165	(14,128)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(463)	(19,675)	165	(14,128)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(463)	(19,675)	165	(14,128)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(463)	(19,675)	165	(14,128)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(463)	(19,675)	165	(14,128)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(463)	$(19,675)	$165	$(14,128)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 62 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Front President Inc.		Goldmar Limited
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$368	$5,950	$492	$6,120
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	1
	368	5,950	492	6,122
Operating Expenses:
Voyage expenses	38	370	1	9
Vessel expenses	336	2,926	216	2,427
Charter hire expenses	-	-	-	-
Depreciation and amortization	368	4,164	210	2,389
General and administrative	-	(0)	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	742	7,460	428	4,825
Income/(loss) from Vessel Operations	(375)	(1,510)	64	1,297
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(375)	(1,510)	64	1,297
Other Income/(expense)	(2)	(17)	-	-
Income/(loss) before Interest Expense and Income Taxes	(377)	(1,527)	64	1,297
Interest Expense	-	(27)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(377)	(1,553)	64	1,297
Reorganization Items, net	(2)	141	-	-
Income/(loss) before Income Taxes	(375)	(1,694)	64	1,297
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(375)	$(1,694)	$64	$1,297

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 63 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	GPC Aframax Corporation		Grace Chartering Corporation
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$(5)	$889	$-	$1,542
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	(5)	889	-	1,542
Operating Expenses:
Voyage expenses	-	24	-	-
Vessel expenses	4	1,189	-	8
Charter hire expenses	-	1,788	-	1,612
Depreciation and amortization	4	87	-	-
General and administrative	-	0	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	8	3,088	-	1,621
Income/(loss) from Vessel Operations	(13)	(2,199)	-	(79)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(13)	(2,199)	-	(79)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(13)	(2,199)	-	(79)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(13)	(2,199)	-	(79)
Reorganization Items, net	-	19,833	-	859
Income/(loss) before Income Taxes	(13)	(22,032)	-	(938)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(13)	$(22,032)	$-	$(938)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 64 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	International Seaways, Inc.		Jademar Limited
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$(1)	$14,659	$500	$6,150
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	9,594	36,296	-	9
	9,594	50,955	500	6,159
Operating Expenses:
Voyage expenses	6,811	26,304	2	21
Vessel expenses	490	2,951	200	2,022
Charter hire expenses	2,075	26,261	-	-
Depreciation and amortization	87	87	214	2,444
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	1	-	-
Total Operating Expenses	9,463	55,604	416	4,488
Income/(loss) from Vessel Operations	131	(4,649)	85	1,671
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	131	(4,649)	85	1,671
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	131	(4,649)	85	1,671
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	131	(4,649)	85	1,671
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	131	(4,649)	85	1,671
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$131	$(4,649)	$85	$1,671

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 65 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Joyce Car Carrier Corporation		Juneau Tanker Corporation
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	(61)	-	-
Voyage charter revenues	-	-	-	-
	-	(61)	-	-
Operating Expenses:
Voyage expenses	0	11	-	-
Vessel expenses	-	(13)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	(110)	-	-
Total Operating Expenses	0	(112)	-	-
Income/(loss) from Vessel Operations	(0)	51	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(0)	51	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(0)	51	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(0)	51	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(0)	51	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(0)	$51	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 66 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Kimolos Tanker Corporation		Kythnos Chartering Corporation
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	878	10,462	969	10,769
	878	10,462	969	10,769
Operating Expenses:
Voyage expenses	344	5,907	550	5,723
Vessel expenses	202	2,138	149	2,017
Charter hire expenses	194	2,922	-	-
Depreciation and amortization	30	364	121	1,340
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	769	11,332	820	9,080
Income/(loss) from Vessel Operations	108	(870)	149	1,689
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	108	(870)	149	1,689
Other Income/(expense)	-	-	-	8
Income/(loss) before Interest Expense and Income Taxes	108	(870)	149	1,697
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	108	(870)	149	1,697
Reorganization Items, net	-	10,467	-	-
Income/(loss) before Income Taxes	108	(11,337)	149	1,697
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$108	$(11,337)	$149	$1,697

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 67 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Leo Tanker Corporation		Leyte Product Tanker Corporation
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$481	$3,619
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	4,765	-	3,429
	-	4,765	481	7,047
Operating Expenses:
Voyage expenses	2	2,823	2	1,364
Vessel expenses	-	18	221	1,994
Charter hire expenses	-	2,213	-	-
Depreciation and amortization	-	-	185	2,102
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	2	5,054	408	5,460
Income/(loss) from Vessel Operations	(2)	(289)	73	1,587
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(2)	(289)	73	1,587
Other Income/(expense)	-	-	(0)	(2)
Income/(loss) before Interest Expense and Income Taxes	(2)	(289)	73	1,585
Interest Expense	-	-	-	(5)
Income/(loss) before Reorganization Items and Income Taxes	(2)	(289)	73	1,580
Reorganization Items, net	-	1,873	-	31
Income/(loss) before Income Taxes	(2)	(2,162)	73	1,549
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(2)	$(2,162)	$73	$1,549

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 68 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Limar Charter Corporation		Luxmar Product Tanker Corporation
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	1,760	541	10,420
	-	1,760	541	10,420
Operating Expenses:
Voyage expenses	1	849	420	6,242
Vessel expenses	(3)	379	226	2,569
Charter hire expenses	-	776	-	-
Depreciation and amortization	-	437	95	1,325
General and administrative	0	0	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	16,941
Total Operating Expenses	(2)	2,441	741	27,078
Income/(loss) from Vessel Operations	2	(681)	(200)	(16,658)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	2	(681)	(200)	(16,658)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	2	(681)	(200)	(16,658)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	2	(681)	(200)	(16,658)
Reorganization Items, net	-	7,293	-	-
Income/(loss) before Income Taxes	2	(7,973)	(200)	(16,658)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$2	$(7,973)	$(200)	$(16,658)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 69 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Luxmar Tanker LLC		Majestic Tankers Corporation
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$532	$4,637
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	532	4,637
Operating Expenses:
Voyage expenses	1	7	45	585
Vessel expenses	0	173	470	4,702
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	179	2,341
General and administrative	-	0	-	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	20,232
Total Operating Expenses	1	179	695	27,859
Income/(loss) from Vessel Operations	(1)	(179)	(163)	(23,221)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(1)	(179)	(163)	(23,221)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(1)	(179)	(163)	(23,221)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(1)	(179)	(163)	(23,221)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(1)	(179)	(163)	(23,221)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(1)	$(179)	$(163)	$(23,221)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 70 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Oak Tanker Corporation		Maremar Product Tanker Corporation
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$732	$6,058	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	3	-	-
	732	6,061	-	-
Operating Expenses:
Voyage expenses	70	289	-	-
Vessel expenses	169	2,548	-	(3)
Charter hire expenses	-	-	-	-
Depreciation and amortization	454	5,157	-	-
General and administrative	-	0	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	693	7,994	-	(3)
Income/(loss) from Vessel Operations	39	(1,933)	-	3
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	39	(1,933)	-	3
Other Income/(expense)	(3)	(26)	-	-
Income/(loss) before Interest Expense and Income Taxes	36	(1,958)	-	3
Interest Expense	-	(34)	-	-
Income/(loss) before Reorganization Items and Income Taxes	36	(1,992)	-	3
Reorganization Items, net	12	141	-	-
Income/(loss) before Income Taxes	24	(2,132)	-	3
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$24	$(2,132)	$-	$3

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 71 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Maremar Tanker LLC		Marilyn Vessel Corporation
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	171	597	-	-
Voyage charter revenues	1	5,824	-	-
	172	6,421	-	-
Operating Expenses:
Voyage expenses	7	3,623	-	-
Vessel expenses	7	1,891	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	45	1,020	-	-
General and administrative	-	5	-	-
(Gain)/loss on disposal of vessels, including impairments	-	16,057	-	-
Total Operating Expenses	59	22,596	-	-
Income/(loss) from Vessel Operations	113	(16,175)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	113	(16,175)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	113	(16,175)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	113	(16,175)	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	113	(16,175)	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$113	$(16,175)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 72 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Maritrans General Partner Inc.		Maritrans Operating Company L.P.
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 73 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Milos Product Tanker Corporation		Mindanao Tanker Corporation
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	655	10,768	-	-
	655	10,768	-	-
Operating Expenses:
Voyage expenses	359	5,096	-	-
Vessel expenses	215	1,947	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	140	1,586	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	714	8,630	-	-
Income/(loss) from Vessel Operations	(59)	2,139	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(59)	2,139	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(59)	2,139	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(59)	2,139	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(59)	2,139	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(59)	$2,139	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 74 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Mykonos Tanker LLC		Nedimar Charter Corporation
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	722	17,580	(8)	884
	722	17,580	(8)	884
Operating Expenses:
Voyage expenses	567	7,277	2	464
Vessel expenses	290	3,798	(2)	447
Charter hire expenses	-	-	-	609
Depreciation and amortization	176	1,960	-	172
General and administrative	16	185	-	-
(Gain)/loss on disposal of vessels, including impairments	-	19	-	-
Total Operating Expenses	1,049	13,240	1	1,691
Income/(loss) from Vessel Operations	(327)	4,340	(8)	(807)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(327)	4,340	(8)	(807)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(327)	4,340	(8)	(807)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(327)	4,340	(8)	(807)
Reorganization Items, net	-	-	-	3,479
Income/(loss) before Income Taxes	(327)	4,340	(8)	(4,287)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(327)	$4,340	$(8)	$(4,287)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 75 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Maple Tanker Corporation		Ocean Bulk Ships, Inc.
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$591	$5,720	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	591	5,720	-	-
Operating Expenses:
Voyage expenses	134	368	-	-
Vessel expenses	219	2,691	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	454	5,153	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	807	8,212	-	-
Income/(loss) from Vessel Operations	(216)	(2,491)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(216)	(2,491)	-	-
Other Income/(expense)	(2)	(15)	-	-
Income/(loss) before Interest Expense and Income Taxes	(219)	(2,506)	-	-
Interest Expense	-	(33)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(219)	(2,539)	-	-
Reorganization Items, net	12	141	-	-
Income/(loss) before Income Taxes	(230)	(2,680)	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(230)	$(2,680)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 76 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Oceania Tanker Corporation		OSG 192 LLC
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$796	$-	$-
Time and bareboat charter revenues	-	-	734	8,148
Voyage charter revenues	-	-	-	32
	-	796	734	8,180
Operating Expenses:
Voyage expenses	0	309	10	118
Vessel expenses	22	2,093	63	555
Charter hire expenses	-	-	-	-
Depreciation and amortization	155	1,991	171	2,597
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	31,352	-	-
Total Operating Expenses	177	35,746	244	3,270
Income/(loss) from Vessel Operations	(177)	(34,950)	490	4,910
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(177)	(34,950)	490	4,910
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(177)	(34,950)	490	4,910
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(177)	(34,950)	490	4,910
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(177)	(34,950)	490	4,910
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(177)	$(34,950)	$490	$4,910

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 77 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	OSG 209 LLC		OSG 214 LLC
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	930	9,165	911	8,894
Voyage charter revenues	3	138	105	721
	933	9,303	1,016	9,615
Operating Expenses:
Voyage expenses	16	223	117	856
Vessel expenses	50	463	67	618
Charter hire expenses	-	-	-	-
Depreciation and amortization	187	2,137	233	2,664
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	253	2,823	417	4,139
Income/(loss) from Vessel Operations	680	6,479	599	5,476
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	680	6,479	599	5,476
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	680	6,479	599	5,476
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	680	6,479	599	5,476
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	680	6,479	599	5,476
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$680	$6,479	$599	$5,476

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 78 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	OSG 215 Corporation		OSG 242 LLC
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	1,395	14,975
Voyage charter revenues	-	-	2	964
	-	-	1,397	15,939
Operating Expenses:
Voyage expenses	-	-	23	552
Vessel expenses	-	-	56	493
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	215	2,447
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	293	3,492
Income/(loss) from Vessel Operations	-	-	1,103	12,447
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	1,103	12,447
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	1,103	12,447
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	1,103	12,447
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	1,103	12,447
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$1,103	$12,447

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 79 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	OSG 243 LLC		OSG 244 LLC
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,395	9,932	992	8,973
Voyage charter revenues	(2)	4,376	-	158
	1,393	14,308	992	9,131
Operating Expenses:
Voyage expenses	23	862	17	126
Vessel expenses	112	540	18	447
Charter hire expenses	-	-	-	-
Depreciation and amortization	246	2,741	243	3,114
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	381	4,142	278	3,688
Income/(loss) from Vessel Operations	1,013	10,166	714	5,443
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	1,013	10,166	714	5,443
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	1,013	10,166	714	5,443
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	1,013	10,166	714	5,443
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	1,013	10,166	714	5,443
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$1,013	$10,166	$714	$5,443

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 80 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	OSG 252 LLC		OSG 254 LLC
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,054	9,233	2,108	3,607
Voyage charter revenues	35	4,514	(1,054)	7,365
	1,089	13,748	1,054	10,972
Operating Expenses:
Voyage expenses	23	1,372	16	169
Vessel expenses	36	404	100	674
Charter hire expenses	-	-	-	-
Depreciation and amortization	239	2,734	268	3,143
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	298	4,510	385	3,985
Income/(loss) from Vessel Operations	791	9,238	669	6,986
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	791	9,238	669	6,986
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	791	9,238	669	6,986
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	791	9,238	669	6,986
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	791	9,238	669	6,986
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$791	$9,238	$669	$6,986

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 81 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	OSG 300 LLC		OSG 400 LLC
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	(1)
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	(1)
Income/(loss) from Vessel Operations	-	-	-	1
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	1
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	1
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	1
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	1
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$1

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 82 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	OSG America L.P.		OSG America LLC
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	1
Net Income/(Loss)	$-	$-	$-	$(1)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 83 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	OSG America Operating Company LLC		OSG Car Carriers, Inc.
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(1)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	383	4,434	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	383	4,433	-	-
Income/(loss) from Vessel Operations	(383)	(4,433)	-	-
Equity in Income/(loss) of Affiliated Companies	-	3,744	-	-
Operating Income/(loss)	(383)	(689)	-	-
Other Income/(expense)	25	171	-	-
Income/(loss) before Interest Expense and Income Taxes	(358)	(518)	-	-
Interest Expense	-	0	-	-
Income/(loss) before Reorganization Items and Income Taxes	(358)	(518)	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(358)	(518)	-	-
Income Tax (Benefit)/Provision	-	1	-	-
Net Income/(Loss)	$(358)	$(519)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 84 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	OSG Clean Products International, Inc.		OSG Columbia LLC
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	(0)
Vessel expenses	-	-	240	2,645
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	75	855
General and administrative	-	-	7	79
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	321	3,579
Income/(loss) from Vessel Operations	-	-	(321)	(3,579)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(321)	(3,579)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(321)	(3,579)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(321)	(3,579)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	(321)	(3,579)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$(321)	$(3,579)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 85 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	OSG Constitution LLC		OSG Courageous LLC
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	3	266	2,685
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	84	891
General and administrative	-	-	7	79
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	3	357	3,656
Income/(loss) from Vessel Operations	-	(3)	(357)	(3,656)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(3)	(357)	(3,656)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(3)	(357)	(3,656)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(3)	(357)	(3,656)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(3)	(357)	(3,656)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(3)	$(357)	$(3,656)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 86 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	OSG Delaware Bay Lightering LLC		OSG Discovery LLC
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	4,193	53,114	-	-
	4,193	53,114	-	-
Operating Expenses:
Voyage expenses	641	9,236	-	-
Vessel expenses	1,061	12,316	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	1,128	12,818	-	-
General and administrative	24	258	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	(876)
Total Operating Expenses	2,854	34,628	-	(876)
Income/(loss) from Vessel Operations	1,339	18,486	-	876
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	1,339	18,486	-	876
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	1,339	18,486	-	876
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	1,339	18,486	-	876
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	1,339	18,486	-	876
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$1,339	$18,486	$-	$876

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 87 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	OSG Endeavor LLC		OSG Endurance LLC
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	217	2,452
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	83	973
General and administrative	-	-	6	76
(Gain)/loss on disposal of vessels, including impairments	13	58	-	-
Total Operating Expenses	13	58	306	3,501
Income/(loss) from Vessel Operations	(13)	(58)	(306)	(3,501)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(13)	(58)	(306)	(3,501)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(13)	(58)	(306)	(3,501)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(13)	(58)	(306)	(3,501)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(13)	(58)	(306)	(3,501)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(13)	$(58)	$(306)	$(3,501)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 88 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	OSG Enterprise LLC		OSG Financial Corp.
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	235	2,741	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	110	1,267	-	-
General and administrative	7	76	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	351	4,083	-	-
Income/(loss) from Vessel Operations	(351)	(4,083)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(351)	(4,083)	-	-
Other Income/(expense)	-	-	-	(174)
Income/(loss) before Interest Expense and Income Taxes	(351)	(4,083)	-	(174)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(351)	(4,083)	-	(174)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(351)	(4,083)	-	(174)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(351)	$(4,083)	$-	$(174)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 89 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	OSG Freedom LLC		OSG Honour LLC
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	(0)	18	265	2,622
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	290	60	690
General and administrative	-	-	8	79
(Gain)/loss on disposal of vessels, including impairments	-	709	-	-
Total Operating Expenses	(0)	1,018	332	3,391
Income/(loss) from Vessel Operations	0	(1,018)	(332)	(3,391)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	0	(1,018)	(332)	(3,391)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	0	(1,018)	(332)	(3,391)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	0	(1,018)	(332)	(3,391)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	0	(1,018)	(332)	(3,391)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$0	$(1,018)	$(332)	$(3,391)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 90 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	OSG Independence LLC		OSG Intrepid LLC
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	9	-	-
Vessel expenses	262	2,572	228	2,747
Charter hire expenses	-	-	-	-
Depreciation and amortization	72	790	79	1,041
General and administrative	7	77	7	82
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	341	3,447	313	3,870
Income/(loss) from Vessel Operations	(341)	(3,447)	(313)	(3,870)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(341)	(3,447)	(313)	(3,870)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(341)	(3,447)	(313)	(3,870)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(341)	(3,447)	(313)	(3,870)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(341)	(3,447)	(313)	(3,870)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(341)	$(3,447)	$(313)	$(3,870)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 91 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	OSG Liberty LLC		OSG Lightering LLC
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	2	-
Voyage charter revenues	-	-	5,288	76,329
	-	-	5,290	76,329
Operating Expenses:
Voyage expenses	-	-	2,660	46,539
Vessel expenses	(9)	(9)	7	155
Charter hire expenses	-	-	1,599	26,122
Depreciation and amortization	-	-	135	1,573
General and administrative	-	-	217	2,638
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	(9)	(9)	4,617	77,027
Income/(loss) from Vessel Operations	9	9	673	(698)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	9	9	673	(698)
Other Income/(expense)	-	-	1	10
Income/(loss) before Interest Expense and Income Taxes	9	9	674	(688)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	9	9	674	(688)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	9	9	674	(688)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$9	$9	$674	$(688)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 92 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	OSG Lightering Acquisition Corporation		OSG Lightering Solutions LLC
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 93 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	OSG Mariner LLC		OSG Maritrans Parent LLC
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	6	67
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	13	58	-	-
Total Operating Expenses	13	58	6	67
Income/(loss) from Vessel Operations	(13)	(58)	(6)	(67)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(13)	(58)	(6)	(67)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(13)	(58)	(6)	(67)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(13)	(58)	(6)	(67)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(13)	(58)	(6)	(67)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(13)	$(58)	$(6)	$(67)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 94 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	OSG Navigator LLC		OSG New York, Inc.
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$469	$6,096
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	29	4,042
	-	-	498	10,138
Operating Expenses:
Voyage expenses	-	-	2	2,171
Vessel expenses	232	2,592	3	63
Charter hire expenses	-	-	685	9,242
Depreciation and amortization	71	820	-	-
General and administrative	7	80	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	310	3,492	690	11,476
Income/(loss) from Vessel Operations	(310)	(3,492)	(192)	(1,338)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(310)	(3,492)	(192)	(1,338)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(310)	(3,492)	(192)	(1,338)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(310)	(3,492)	(192)	(1,338)
Reorganization Items, net	-	-	-	306
Income/(loss) before Income Taxes	(310)	(3,492)	(192)	(1,644)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(310)	$(3,492)	$(192)	$(1,644)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 95 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	OSG Product Tankers AVTC, LLC		OSG Product Tankers I, LLC
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 96 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	OSG Product Tankers II, LLC		OSG Product Tankers Member LLC
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 97 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	OSG Product Tankers, LLC		OSG Quest LLC
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	7	33
Total Operating Expenses	-	-	7	33
Income/(loss) from Vessel Operations	-	-	(7)	(33)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(7)	(33)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(7)	(33)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(7)	(33)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	(7)	(33)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$(7)	$(33)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 98 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	OSG Seafarer LLC		OSG Ship Management, Inc.
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(0)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	192	2,805
General and administrative	-	-	4,166	46,148
(Gain)/loss on disposal of vessels, including impairments	-	-	49	49
Total Operating Expenses	-	(0)	4,406	49,002
Income/(loss) from Vessel Operations	-	0	(4,406)	(49,002)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	0	(4,406)	(49,002)
Other Income/(expense)	-	-	0	28
Income/(loss) before Interest Expense and Income Taxes	-	0	(4,406)	(48,974)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	0	(4,406)	(48,974)
Reorganization Items, net	-	-	21	1,864
Income/(loss) before Income Taxes	-	0	(4,427)	(50,838)
Income Tax (Benefit)/Provision	-	-	-	2
Net Income/(Loss)	$-	$0	$(4,427)	$(50,840)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 99 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	OSG Valour LLC		Overseas Allegiance Corporation
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 100 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Overseas Anacortes LLC		Overseas Boston LLC
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,444	20,950	1,745	18,839
Voyage charter revenues	-	20	-	43
	1,444	20,970	1,745	18,882
Operating Expenses:
Voyage expenses	18	282	22	285
Vessel expenses	536	6,370	535	6,407
Charter hire expenses	802	9,037	788	8,883
Depreciation and amortization	32	119	33	373
General and administrative	17	192	17	195
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,405	16,001	1,395	16,144
Income/(loss) from Vessel Operations	39	4,969	351	2,738
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	39	4,969	351	2,738
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	39	4,969	351	2,738
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	39	4,969	351	2,738
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	39	4,969	351	2,738
Income Tax (Benefit)/Provision	-	22	-	7
Net Income/(Loss)	$39	$4,947	$351	$2,732

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 101 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Overseas Diligence LLC		Overseas Galena Bay LLC
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(2)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	(2)	-	-
Income/(loss) from Vessel Operations	-	2	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	2	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	2	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	2	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	2	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$2	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 102 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Overseas Houston LLC		Overseas Integrity LLC
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,449	16,456	-	-
Voyage charter revenues	-	-	-	-
	1,449	16,456	-	-
Operating Expenses:
Voyage expenses	6	69	-	-
Vessel expenses	528	6,256	-	(3)
Charter hire expenses	749	8,443	-	-
Depreciation and amortization	62	716	-	-
General and administrative	17	194	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,361	15,677	-	(3)
Income/(loss) from Vessel Operations	88	779	-	3
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	88	779	-	3
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	88	779	-	3
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	88	779	-	3
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	88	779	-	3
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$88	$779	$-	$3

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 103 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Overseas Long Beach LLC		Overseas Los Angeles LLC
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,457	16,427	1,442	16,360
Voyage charter revenues	-	-	-	7
	1,457	16,427	1,442	16,367
Operating Expenses:
Voyage expenses	12	137	12	144
Vessel expenses	536	6,424	615	6,431
Charter hire expenses	750	8,455	754	8,493
Depreciation and amortization	45	504	42	475
General and administrative	17	191	17	193
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,360	15,711	1,439	15,736
Income/(loss) from Vessel Operations	97	716	2	631
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	97	716	2	631
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	97	716	2	631
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	97	716	2	631
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	97	716	2	631
Income Tax (Benefit)/Provision	-	1	-	1
Net Income/(Loss)	$97	$715	$2	$630

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 104 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Overseas Martinez LLC		Overseas New Orleans LLC
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,790	18,712	-	-
Voyage charter revenues	-	42	-	-
	1,790	18,754	-	-
Operating Expenses:
Voyage expenses	22	288	-	-
Vessel expenses	410	6,840	-	5
Charter hire expenses	800	8,927	-	-
Depreciation and amortization	41	308	-	-
General and administrative	17	196	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,290	16,559	-	5
Income/(loss) from Vessel Operations	500	2,195	-	(5)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	500	2,195	-	(5)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	500	2,195	-	(5)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	500	2,195	-	(5)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	500	2,195	-	(5)
Income Tax (Benefit)/Provision	-	7	-	-
Net Income/(Loss)	$500	$2,188	$-	$(5)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 105 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Overseas New York LLC		Overseas Nikiski LLC
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,449	15,486	1,651	18,744
Voyage charter revenues	-	-	-	49
	1,449	15,486	1,651	18,793
Operating Expenses:
Voyage expenses	6	65	21	297
Vessel expenses	483	6,287	528	6,450
Charter hire expenses	758	8,541	791	8,899
Depreciation and amortization	40	480	46	513
General and administrative	17	193	18	196
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,304	15,565	1,403	16,356
Income/(loss) from Vessel Operations	145	(79)	248	2,437
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	145	(79)	248	2,437
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	145	(79)	248	2,437
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	145	(79)	248	2,437
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	145	(79)	248	2,437
Income Tax (Benefit)/Provision	-	-	-	7
Net Income/(Loss)	$145	$(79)	$248	$2,431

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 106 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Overseas Perseverance Corporation		Overseas Philadelphia LLC
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	3	3
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	3	3
Income/(loss) from Vessel Operations	-	-	(3)	(3)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(3)	(3)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(3)	(3)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(3)	(3)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	(3)	(3)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$(3)	$(3)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 107 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Overseas Puget Sound LLC		Overseas Sea Swift Corporation
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	10	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	(0)	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	9	-	-
Income/(loss) from Vessel Operations	-	(9)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(9)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(9)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(9)	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(9)	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(9)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 108 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Overseas Shipping (GR) Ltd.		Overseas ST Holding LLC
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	4,450	49,388
Voyage charter revenues	-	-	-	47
	-	-	4,450	49,436
Operating Expenses:
Voyage expenses	-	-	35	396
Vessel expenses	-	3	924	12,912
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	927	10,379
General and administrative	-	-	34	391
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	3	1,919	24,077
Income/(loss) from Vessel Operations	-	(3)	2,531	25,359
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(3)	2,531	25,359
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(3)	2,531	25,359
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(3)	2,531	25,359
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(3)	2,531	25,359
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(3)	$2,531	$25,359

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 109 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Overseas Tampa LLC		Overseas Texas City LLC
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	2,015	21,067	2,137	21,003
Voyage charter revenues	-	42	-	24
	2,015	21,109	2,137	21,027
Operating Expenses:
Voyage expenses	26	306	27	291
Vessel expenses	503	6,443	468	6,686
Charter hire expenses	829	9,235	763	8,502
Depreciation and amortization	2	25	42	356
General and administrative	17	193	17	194
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,377	16,203	1,318	16,029
Income/(loss) from Vessel Operations	638	4,906	820	4,998
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	638	4,906	820	4,998
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	638	4,906	820	4,998
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	638	4,906	820	4,998
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	638	4,906	820	4,998
Income Tax (Benefit)/Provision	-	13	-	-
Net Income/(Loss)	$638	$4,894	$820	$4,998

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 110 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Pearlmar Limited		Petromar Limited
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$517	$6,325	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	14	997	8,726
	517	6,339	997	8,726
Operating Expenses:
Voyage expenses	1	11	614	5,150
Vessel expenses	232	2,626	247	2,422
Charter hire expenses	-	-	-	-
Depreciation and amortization	219	2,488	78	1,035
General and administrative	-	-	44	425
(Gain)/loss on disposal of vessels, including impairments	-	-	-	14,775
Total Operating Expenses	452	5,125	983	23,807
Income/(loss) from Vessel Operations	65	1,214	14	(15,081)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	65	1,214	14	(15,081)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	65	1,214	14	(15,081)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	65	1,214	14	(15,081)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	65	1,214	14	(15,081)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$65	$1,214	$14	$(15,081)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 111 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Pisces Tanker Corporation		Polaris Tanker Corporation
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	3,951	(3)	3,819
	-	3,951	(3)	3,819
Operating Expenses:
Voyage expenses	2	2,380	1	2,367
Vessel expenses	-	34	-	16
Charter hire expenses	-	2,350	-	1,996
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	2	4,763	1	4,379
Income/(loss) from Vessel Operations	(2)	(812)	(5)	(561)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(2)	(812)	(5)	(561)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(2)	(812)	(5)	(561)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(2)	(812)	(5)	(561)
Reorganization Items, net	-	3,556	-	3,594
Income/(loss) before Income Taxes	(2)	(4,369)	(5)	(4,155)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(2)	$(4,369)	$(5)	$(4,155)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 112 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Queens Product Tanker Corporation		Reymar Limited
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$461	$5,555
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	9	-	16
	-	9	461	5,571
Operating Expenses:
Voyage expenses	1	4	(7)	4
Vessel expenses	0	80	190	3,034
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	197	2,246
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	2	84	380	5,284
Income/(loss) from Vessel Operations	(2)	(75)	81	287
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(2)	(75)	81	287
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(2)	(75)	81	287
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(2)	(75)	81	287
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(2)	(75)	81	287
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(2)	$(75)	$81	$287

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 113 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Rich Tanker Corporation		Rimar Chartering Corporation
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	455	-	-
Voyage charter revenues	832	9,748	-	828
	832	10,203	-	828
Operating Expenses:
Voyage expenses	578	5,523	0	501
Vessel expenses	4	68	0	318
Charter hire expenses	403	4,930	-	626
Depreciation and amortization	-	-	-	80
General and administrative	-	-	-	(0)
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	985	10,521	0	1,524
Income/(loss) from Vessel Operations	(153)	(318)	(0)	(696)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(153)	(318)	(0)	(696)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(153)	(318)	(0)	(696)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(153)	(318)	(0)	(696)
Reorganization Items, net	-	2,191	-	6,298
Income/(loss) before Income Taxes	(153)	(2,509)	(0)	(6,993)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(153)	$(2,509)	$(0)	$(6,993)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 114 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Rosalyn Tanker Corporation		Rosemar Limited
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$277	$4,709	$-	$-
Time and bareboat charter revenues	-	-	411	4,295
Voyage charter revenues	-	-	-	15
	277	4,709	411	4,309
Operating Expenses:
Voyage expenses	56	251	12	123
Vessel expenses	197	3,556	210	2,288
Charter hire expenses	-	-	-	-
Depreciation and amortization	264	2,797	216	2,444
General and administrative	-	0	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	517	6,603	437	4,855
Income/(loss) from Vessel Operations	(240)	(1,894)	(27)	(546)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(240)	(1,894)	(27)	(546)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(240)	(1,894)	(27)	(546)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(240)	(1,894)	(27)	(546)
Reorganization Items, net	-	31	-	-
Income/(loss) before Income Taxes	(240)	(1,925)	(27)	(546)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(240)	$(1,925)	$(27)	$(546)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 115 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Rubymar Limited		Sakura Transport Corp.
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$73	$6,088
Time and bareboat charter revenues	248	3,056	-	-
Voyage charter revenues	-	-	-	-
	248	3,056	73	6,088
Operating Expenses:
Voyage expenses	-	(0)	75	324
Vessel expenses	1	(4)	755	3,628
Charter hire expenses	-	-	-	-
Depreciation and amortization	207	2,355	249	2,841
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	207	2,352	1,079	6,793
Income/(loss) from Vessel Operations	41	705	(1,006)	(704)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	41	705	(1,006)	(704)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	41	705	(1,006)	(704)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	41	705	(1,006)	(704)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	41	705	(1,006)	(704)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$41	$705	$(1,006)	$(704)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 116 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Samar Product Tanker Corporation		Santorini Tanker LLC
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	408	4,538	-	-
Voyage charter revenues	-	2	1,610	15,781
	408	4,540	1,610	15,781
Operating Expenses:
Voyage expenses	13	147	460	6,073
Vessel expenses	203	1,973	326	4,058
Charter hire expenses	-	-	-	-
Depreciation and amortization	185	2,097	171	1,943
General and administrative	-	-	17	180
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	400	4,217	974	12,253
Income/(loss) from Vessel Operations	8	323	635	3,528
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	8	323	635	3,528
Other Income/(expense)	(0)	(2)	-	-
Income/(loss) before Interest Expense and Income Taxes	7	321	635	3,528
Interest Expense	-	(5)	-	-
Income/(loss) before Reorganization Items and Income Taxes	7	316	635	3,528
Reorganization Items, net	-	31	-	-
Income/(loss) before Income Taxes	7	285	635	3,528
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$7	$285	$635	$3,528

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 117 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Serifos Tanker Corporation		Seventh Aframax Tanker Corporation
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$500	$-	$2,051
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	761	6,508	1,571	5,687
	761	7,008	1,571	7,738
Operating Expenses:
Voyage expenses	437	3,694	1,113	4,100
Vessel expenses	147	1,468	307	2,771
Charter hire expenses	194	2,000	-	-
Depreciation and amortization	17	188	142	1,624
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	796	7,351	1,562	8,495
Income/(loss) from Vessel Operations	(35)	(343)	9	(757)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(35)	(343)	9	(757)
Other Income/(expense)	-	(13)	-	-
Income/(loss) before Interest Expense and Income Taxes	(35)	(356)	9	(757)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(35)	(356)	9	(757)
Reorganization Items, net	-	11,803	-	-
Income/(loss) before Income Taxes	(35)	(12,159)	9	(757)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(35)	$(12,159)	$9	$(757)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 118 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Shirley Tanker SRL		Sifnos Tanker Corporation
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$2,004	$370	$4,721
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,571	5,687	-	-
	1,571	7,691	370	4,721
Operating Expenses:
Voyage expenses	1,113	4,044	-	15
Vessel expenses	165	3,336	133	2,357
Charter hire expenses	-	-	194	2,922
Depreciation and amortization	140	3,241	32	229
General and administrative	0	61	-	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,418	10,682	359	5,524
Income/(loss) from Vessel Operations	153	(2,991)	11	(803)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	153	(2,991)	11	(803)
Other Income/(expense)	0	0	-	(13)
Income/(loss) before Interest Expense and Income Taxes	153	(2,991)	11	(816)
Interest Expense	-	(10)	-	-
Income/(loss) before Reorganization Items and Income Taxes	153	(3,001)	11	(816)
Reorganization Items, net	-	31	-	10,192
Income/(loss) before Income Taxes	153	(3,032)	11	(11,008)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$153	$(3,032)	$11	$(11,008)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 119 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Silvermar Limited		Sixth Aframax Tanker Corporation
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$474	$6,045	$-	$857
Time and bareboat charter revenues	-	-	-	1,886
Voyage charter revenues	-	10	1,577	5,739
	474	6,056	1,577	8,481
Operating Expenses:
Voyage expenses	0	12	1,113	4,131
Vessel expenses	187	2,043	239	2,904
Charter hire expenses	-	-	-	-
Depreciation and amortization	214	2,435	139	1,586
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	402	4,489	1,491	8,621
Income/(loss) from Vessel Operations	72	1,566	86	(140)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	72	1,566	86	(140)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	72	1,566	86	(140)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	72	1,566	86	(140)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	72	1,566	86	(140)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$72	$1,566	$86	$(140)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 120 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Skopelos Product Tanker Corporation		Star Chartering Corporation
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	457	4,862
Voyage charter revenues	897	11,419	-	-
	897	11,419	457	4,862
Operating Expenses:
Voyage expenses	462	6,880	-	-
Vessel expenses	185	1,951	2	30
Charter hire expenses	-	-	457	4,863
Depreciation and amortization	114	1,292	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	761	10,123	460	4,893
Income/(loss) from Vessel Operations	136	1,296	(2)	(31)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	136	1,296	(2)	(31)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	136	1,296	(2)	(31)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	136	1,296	(2)	(31)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	136	1,296	(2)	(31)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$136	$1,296	$(2)	$(31)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 121 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Suezmax International Agencies, Inc.		Talara Chartering Corporation
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$(1)	$10,627	$-	$1,373
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	740	4,079	-	7
	739	14,706	-	1,380
Operating Expenses:
Voyage expenses	522	2,506	0	20
Vessel expenses	4	126	(18)	515
Charter hire expenses	421	15,173	-	1,730
Depreciation and amortization	-	-	-	34
General and administrative	99	899	0	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,047	18,702	(18)	2,299
Income/(loss) from Vessel Operations	(307)	(3,996)	18	(918)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(307)	(3,996)	18	(918)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(307)	(3,996)	18	(918)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(307)	(3,996)	18	(918)
Reorganization Items, net	-	-	-	23,462
Income/(loss) before Income Taxes	(307)	(3,996)	18	(24,380)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(307)	$(3,996)	$18	$(24,380)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 122 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Third United Shipping Corporation		Tokyo Transport Corp.
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$413	$5,894
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	413	5,894
Operating Expenses:
Voyage expenses	-	-	74	285
Vessel expenses	-	-	336	3,353
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	268	3,056
General and administrative	-	-	-	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	678	6,693
Income/(loss) from Vessel Operations	-	-	(265)	(799)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(265)	(799)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(265)	(799)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(265)	(799)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	(265)	(799)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$(265)	$(799)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 123 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Transbulk Carriers, Inc.		Troy Chartering Corporation
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$1,196
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	12
	-	-	-	1,208
Operating Expenses:
Voyage expenses	-	-	1	11
Vessel expenses	-	-	(20)	463
Charter hire expenses	-	-	-	1,676
Depreciation and amortization	-	-	-	35
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	(19)	2,184
Income/(loss) from Vessel Operations	-	-	19	(976)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	19	(976)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	19	(976)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	19	(976)
Reorganization Items, net	-	-	-	24,062
Income/(loss) before Income Taxes	-	-	19	(25,038)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$19	$(25,038)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 124 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Troy Product Corporation		Urban Tanker Corporation
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$367	$5,137
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	(8)
	-	-	367	5,129
Operating Expenses:
Voyage expenses	-	-	-	(34)
Vessel expenses	-	-	4	43
Charter hire expenses	-	-	403	5,029
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	407	5,037
Income/(loss) from Vessel Operations	-	-	(41)	92
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(41)	92
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(41)	92
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(41)	92
Reorganization Items, net	-	-	-	2,389
Income/(loss) before Income Taxes	-	-	(41)	(2,298)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$(41)	$(2,298)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 125 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Vega Tanker Corporation		View Tanker Corporation
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$(46)
Time and bareboat charter revenues	-	-	107	4,686
Voyage charter revenues	-	-	716	716
	-	-	823	5,356
Operating Expenses:
Voyage expenses	-	-	473	568
Vessel expenses	(26)	80	4	51
Charter hire expenses	-	-	403	4,575
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	(26)	80	880	5,194
Income/(loss) from Vessel Operations	26	(80)	(57)	163
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	26	(80)	(57)	163
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	26	(80)	(57)	163
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	26	(80)	(57)	163
Reorganization Items, net	-	-	-	2,265
Income/(loss) before Income Taxes	26	(80)	(57)	(2,103)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$26	$(80)	$(57)	$(2,103)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 126 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Vivian Tankships Corporation		Vulpecula Chartering Corporation
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	3,831
	-	-	-	3,831
Operating Expenses:
Voyage expenses	-	-	2	1,975
Vessel expenses	-	-	2	7
Charter hire expenses	-	-	(2)	1,829
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	2	3,811
Income/(loss) from Vessel Operations	-	-	(2)	20
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(2)	20
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(2)	20
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(2)	20
Reorganization Items, net	-	-	-	2,463
Income/(loss) before Income Taxes	-	-	(2)	(2,444)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$(2)	$(2,444)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 127 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Wind Aframax Tanker Corporation		Combined Debtors
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$9,700	$176,436
Time and bareboat charter revenues	-	-	34,993	357,671
Voyage charter revenues	-	-	44,451	443,447
	-	-	89,145	977,554
Operating Expenses:
Voyage expenses	-	-	27,800	236,846
Vessel expenses	-	(0)	21,738	255,251
Charter hire expenses	-	10	15,419	229,276
Depreciation and amortization	-	-	14,615	171,367
General and administrative	-	-	5,843	65,133
(Gain)/loss on disposal of vessels, including impairments	-	-	82	278,262
Total Operating Expenses	-	10	85,496	1,236,136
Income/(loss) from Vessel Operations	-	(10)	3,649	(258,582)
Equity in Income/(loss) of Affiliated Companies	-	-	2,480	40,004
Operating Income/(loss)	-	(10)	6,129	(218,578)
Other Income/(expense)	-	-	(796)	(13,300)
Income/(loss) before Interest Expense and Income Taxes	-	(10)	5,334	(231,878)
Interest Expense	-	-	-	(186)
Income/(loss) before Reorganization Items and Income Taxes	-	(10)	5,334	(232,064)
Reorganization Items, net	-	-	5,910	283,850
Income/(loss) before Income Taxes	-	(10)	(576)	(515,915)
Income Tax (Benefit)/Provision	-	-	96	(8,507)
Net Income/(Loss)	$-	$(10)	$(673)	$(507,407)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 128 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Eliminations		Consolidated Debtors
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$-	$(374)	$9,700	$176,062
Time and bareboat charter revenues	(421)	(8,369)	34,572	349,302
Voyage charter revenues	-	-	44,451	443,447
	(421)	(8,743)	88,724	968,811
Operating Expenses:
Voyage expenses	-	-	27,800	236,846
Vessel expenses	-	-	21,738	255,251
Charter hire expenses	(421)	(8,743)	14,998	220,534
Depreciation and amortization	-	-	14,615	171,367
General and administrative	-	-	5,843	65,133
(Gain)/loss on disposal of vessels, including impairments	-	-	82	278,262
Total Operating Expenses	(421)	(8,743)	85,074	1,227,393
Income/(loss) from Vessel Operations	-	-	3,650	(258,582)
Equity in Income/(loss) of Affiliated Companies	-	-	2,480	40,003
Operating Income/(loss)	-	-	6,130	(218,579)
Other Income/(expense)	-	-	(796)	(13,300)
Income/(loss) before Interest Expense and Income Taxes	-	-	5,335	(231,879)
Interest Expense	-	-	-	(187)
Income/(loss) before Reorganization Items and Income Taxes	-	-	5,335	(232,066)
Reorganization Items, net	-	-	5,910	283,850
Income/(loss) before Income Taxes	-	-	(575)	(515,917)
Income Tax (Benefit)/Provision	-	-	96	(8,507)
Net Income/(Loss)	$-	$-	$(672)	$(507,409)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 129 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Total Non-Debtors		Eliminations
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$(1)	$6	$-	$-
Time and bareboat charter revenues	-	117	-	-
Voyage charter revenues	-	(167)	-	-
	(1)	(44)	-	-
Operating Expenses:
Voyage expenses	0	(411)	-	-
Vessel expenses	29	490	-	-
Charter hire expenses	-	334	-	-
Depreciation and amortization	80	(155)	-	-
General and administrative	2,108	23,688	-	-
(Gain)/loss on disposal of vessels, including impairments	-	88	-	-
Total Operating Expenses	2,217	24,035	-	-
Income/(loss) from Vessel Operations	(2,218)	(24,079)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(2,218)	(24,079)	-	-
Other Income/(expense)	1,110	14,313	-	-
Income/(loss) before Interest Expense and Income Taxes	(1,108)	(9,766)	-	-
Interest Expense	-	0	-	-
Income/(loss) before Reorganization Items and Income Taxes	(1,108)	(9,766)	-	-
Reorganization Items, net	-	0	-	-
Income/(loss) before Income Taxes	(1,108)	(9,766)	-	-
Income Tax (Benefit)/Provision	65	90	-	-
Net Income/(Loss)	$(1,174)	$(9,855)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 130 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Statements of Operations For the Periods from October 1 - 31, 2013 and November 14, 2012 through October 31, 2013

	Consolidated Overseas Shipholding Group, Inc.
($000s)	October 1 - 31, 2013	November 14, 2012 - October 31, 2013

Shipping Revenues:

Pool revenues	$9,699	$176,068
Time and bareboat charter revenues	34,572	349,419
Voyage charter revenues	44,451	443,280
	88,722	968,767
Operating Expenses:
Voyage expenses	27,800	236,436
Vessel expenses	21,766	255,741
Charter hire expenses	14,998	220,868
Depreciation and amortization	14,695	171,212
General and administrative	7,951	88,821
(Gain)/loss on disposal of vessels, including impairments	82	278,350
Total Operating Expenses	87,292	1,251,428
Income/(loss) from Vessel Operations	1,430	(282,661)
Equity in Income/(loss) of Affiliated Companies	2,480	40,003
Operating Income/(loss)	3,910	(242,658)
Other Income/(expense)	314	1,013
Income/(loss) before Interest Expense and Income Taxes	4,224	(241,645)
Interest Expense	-	(187)
Income/(loss) before Reorganization Items and Income Taxes	4,224	(241,832)
Reorganization Items, net	5,910	283,850
Income/(loss) before Income Taxes	(1,686)	(525,682)
Income Tax (Benefit)/Provision	162	(8,417)
Net Income/(Loss)	$(1,848)	$(517,265)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 131 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and October 31, 2013

	Overseas Shipholding Group, Inc.		OSG International, Inc.		OSG Bulk Ships, Inc.		1372 Tanker Corporation		Africa Tanker Corporation
($000s)	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$320,126	$201,854	$3,986	$119,521	$46,300	$9,937	$-	$-	$-	$-
Voyage receivables	530	8	(990)	(756)	-	-	2,611	3,003	-	-
Other receivables	5,011	36	13,363	13,405	746	431	27	20	(1)	(1)
Inventory	-	-	-	-	-	-	-	2,287	-	-
Prepaid expenses and other current assets	16,696	1,518	(133)	24	-	-	75	136	18	124
Total Current Assets	342,364	203,415	16,227	132,193	47,046	10,368	2,713	5,445	18	123
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	50,585	48,100	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	2,212	1,751	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	52,797	49,852	-	-
Investments in Affiliated Companies	38	253	(2,998)	35,241	-	-	-	-	231,376	264,617
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	816,000	816,000	2,036,505	2,036,512	1,512,260	1,512,260	-	-	-	-
Intercompany loans receivable and accrued interest	267,376	273,288	180,732	157,758	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	331,328	352,780	339,231	339,233	986,889	986,888	16,336	16,336	259,313	259,313
Pre-petition Intercompany receivables from non-debtors	10,840	10,345	1,487,388	1,487,354	4,045	4,045	-	-	4,350	4,350
Post-petition intercompany receivables from non-debtors	-	245	-	32,924	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	32,200	-	51,518	-	42,600	-	1,880	-	-
Other Assets	0	9,165	6	24	237	334	21	15	-	-
Total Assets	$1,767,945	$1,697,691	$4,057,090	$4,272,758	$2,550,477	$2,556,495	$71,867	$73,528	$495,057	$528,404

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	8,019	329,439	-	(160)	55	1,019	1,150	344	-	-
Total Current Liabilities Not Subject to Compromise	8,019	329,439	-	(160)	55	1,019	1,150	344	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	78,547	-	52,365	-	503	-	-
Post-petition intercompany payables to non-debtors	-	-	-	29,600	-	5	-	3,277	-	-
Post-petition intercompany payables to other debtors	-	12,969	-	167,009	-	4,538	-	-	-	1,637
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	724,132	348,401	-	-	-	-	-	-	43	-
Total Liabilities Not Subject to Compromise	732,151	690,810	-	274,995	55	57,927	1,150	4,124	43	1,637

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	227,716	152,552	50,033	33	-	-	-	-
Pre-petition intercompany payables to non-debtors	12,677	12,677	317,740	317,740	59,165	59,165	28,127	28,127	17	17
Pre-petition intercompany payables to other debtors	29,734	44,070	1,932,666	1,954,310	1,079,806	1,079,614	-	-	39	39
Other liabilities	2,018,557	2,022,218	509	766	2,210	3,881	47,035	45,834	-	-
Total Liabilities Subject to Compromise	2,060,968	2,078,965	2,478,631	2,425,368	1,191,215	1,142,694	75,161	73,961	56	56

Total Liabilities	2,793,118	2,769,775	2,478,631	2,700,364	1,191,270	1,200,621	76,311	78,085	99	1,693
Equity:
Total Equity	(1,025,174)	(1,072,085)	1,578,459	1,572,395	1,359,207	1,355,874	(4,444)	(4,557)	494,959	526,711
Total Liabilities and Equity	$1,767,945	$1,697,691	$4,057,090	$4,272,758	$2,550,477	$2,556,495	$71,867	$73,528	$495,057	$528,404

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 132 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and October 31, 2013

	Alcesmar Limited		Alcmar Limited		Alpha Suezmax Corporation		Alpha Tanker Corporation		Amalia Product Corporation
($000s)	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,547	1,491	153	1,513	2,957	1,765	(62)	(64)	2,562	2,753
Other receivables	11	2	(24)	(27)	2,741	11	131	-	6	(18)
Inventory	-	-	-	-	-	-	-	-	38	-
Prepaid expenses and other current assets	21	49	21	50	528	443	-	-	388	66
Total Current Assets	1,579	1,542	150	1,536	6,226	2,219	69	(64)	2,995	2,801
Vessels and other property, less accumulated depreciation	34,822	15,164	34,750	15,462	228	-	-	-	51,954	49,379
Deferred drydock expenditures, net	674	254	401	217	1,800	-	-	-	1,747	1,293
Total Vessels, Deferred Drydock and Other Property	35,496	15,418	35,151	15,679	2,028	-	-	-	53,701	50,672
Investments in Affiliated Companies	300	300	600	600	-	-	-	-	601	601
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	3,930	3,930	7,926	7,926	6,502	6,502	157	157	6,826	6,826
Pre-petition Intercompany receivables from non-debtors	0	0	-	-	14	14	481	481	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,875	-	1,732	-	3,436	-	-	-	4,458
Other Assets	(13)	(8)	0	(24)	55	-	-	-	(1)	2
Total Assets	$41,292	$24,057	$43,827	$27,449	$14,825	$12,171	$707	$574	$64,121	$65,360

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	44	32	708	726	116	731	-	-	41	34
Total Current Liabilities Not Subject to Compromise	44	32	708	726	116	731	-	-	41	34

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	401	-	569	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	44	433	708	1,295	116	731	-	-	41	34

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,818	6,818	7,706	7,706	26,898	26,898	-	-	6,322	6,322
Pre-petition intercompany payables to other debtors	238	238	222	222	2,722	2,722	147	147	3	3
Other liabilities	19,883	19,730	19,883	19,730	-	12,464	-	-	-	-
Total Liabilities Subject to Compromise	26,940	26,787	27,811	27,658	29,620	42,084	147	147	6,325	6,325

Total Liabilities	26,984	27,219	28,519	28,953	29,736	42,815	147	147	6,366	6,359
Equity:
Total Equity	14,308	(3,163)	15,308	(1,504)	(14,912)	(30,644)	560	427	57,755	59,002
Total Liabilities and Equity	$41,292	$24,057	$43,827	$27,449	$14,825	$12,171	$707	$574	$64,121	$65,360

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 133 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and October 31, 2013

	Ambermar Product Carrier Corporation		Ambermar Tanker Corporation		Andromar Limited		Antigmar Limited		Aqua Tanker Corporation
($000s)	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,417	209	(22)	-	1,480	1,770	270	1,468	455	452
Other receivables	14	446	-	-	20	29	(27)	(22)	3,779	4,038
Inventory	318	-	-	-	-	-	484	(0)	-	-
Prepaid expenses and other current assets	21	51	1,071	-	23	51	21	54	4,651	4,651
Total Current Assets	1,769	706	1,049	-	1,523	1,850	748	1,500	8,884	9,141
Vessels and other property, less accumulated depreciation	26,361	9,947	-	-	35,473	15,352	35,287	15,484	-	-
Deferred drydock expenditures, net	1,657	1,282	-	-	534	152	395	169	-	-
Total Vessels, Deferred Drydock and Other Property	28,018	11,228	-	-	36,006	15,505	35,682	15,653	-	-
Investments in Affiliated Companies	-	-	-	-	600	600	600	600	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	16,108	16,108	102	102	14,837	14,837	15,228	15,228	199	199
Pre-petition Intercompany receivables from non-debtors	-	-	783	783	1	1	-	-	440	440
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	4,039	-	1,216	-	1,865	-	1,912	-	-
Other Assets	33	21	-	(168)	(20)	(23)	(24)	29	-	-
Total Assets	$45,929	$32,103	$1,934	$1,933	$52,947	$34,633	$52,233	$34,922	$9,523	$9,780

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	374	68	4	-	928	69	469	42	57	113
Total Current Liabilities Not Subject to Compromise	374	68	4	-	928	69	469	42	57	113

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	300	-	487	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	3
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	374	68	4	-	928	369	469	529	57	116

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	17,078	17,078	-	-	16,388	16,388	17,540	17,540	1,979	1,979
Pre-petition intercompany payables to other debtors	335	335	840	840	226	226	241	241	18	18
Other liabilities	-	-	-	-	19,883	19,730	19,950	19,730	-	-
Total Liabilities Subject to Compromise	17,413	17,413	840	840	36,498	36,344	37,731	37,511	1,997	1,997

Total Liabilities	17,787	17,481	844	840	37,426	36,714	38,200	38,040	2,053	2,113
Equity:
Total Equity	28,142	14,622	1,090	1,093	15,521	(2,080)	14,033	(3,118)	7,470	7,667
Total Liabilities and Equity	$45,929	$32,103	$1,934	$1,933	$52,947	$34,633	$52,233	$34,922	$9,523	$9,780

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 134 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and October 31, 2013

	Aquarius Tanker Corporation		Ariadmar Limited		Aspro Tanker Corporation		Atalmar Limited		Athens Product Tanker Corporation
($000s)	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,193	43	1,578	1,478	330	327	1,936	1,795	1,699	1,467
Other receivables	15	351	6	23	26	-	2	7	(4)	4
Inventory	150	-	-	-	-	-	182	714	323	417
Prepaid expenses and other current assets	273	-	29	48	31	-	23	50	19	51
Total Current Assets	2,631	394	1,612	1,549	386	327	2,143	2,566	2,037	1,939
Vessels and other property, less accumulated depreciation	-	-	35,133	15,159	-	-	35,037	15,183	41,872	40,325
Deferred drydock expenditures, net	-	-	762	322	-	-	726	352	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	35,895	15,481	-	-	35,762	15,536	41,872	40,325
Investments in Affiliated Companies	-	-	300	300	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	19,515	19,515	4,859	4,859	1,193	1,193	13,184	13,184	16	16
Pre-petition Intercompany receivables from non-debtors	-	-	1	1	550	550	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,699	-	2,967	-	-	-	3,043	-	5,645
Other Assets	-	-	(37)	(9)	-	-	(114)	(22)	2	2
Total Assets	$22,146	$21,608	$42,631	$25,148	$2,130	$2,070	$50,976	$34,307	$43,926	$47,927

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	478	5	42	40	-	-	571	873	63	594
Total Current Liabilities Not Subject to Compromise	478	5	42	40	-	-	571	873	63	594

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	383	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	478	5	42	423	-	-	571	873	63	594

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,009	23,009	7,987	7,987	-	-	9,783	9,783	7,512	7,512
Pre-petition intercompany payables to other debtors	-	-	223	223	1,193	1,193	261	261	35,276	35,276
Other liabilities	-	1,837	19,883	19,730	-	-	-	-	-	-
Total Liabilities Subject to Compromise	23,009	24,846	28,093	27,940	1,193	1,193	10,045	10,045	42,788	42,788

Total Liabilities	23,487	24,851	28,135	28,363	1,193	1,193	10,616	10,917	42,851	43,383
Equity:
Total Equity	(1,340)	(3,243)	14,496	(3,214)	936	877	40,360	23,390	1,075	4,544
Total Liabilities and Equity	$22,146	$21,608	$42,631	$25,148	$2,130	$2,070	$50,976	$34,307	$43,926	$47,927

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 135 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and October 31, 2013

	Atlas Chartering Corporation		Aurora Shipping Corporation		Avila Tanker Corporation		Batangas Tanker Corporation		Beta Aframax Corporation
($000s)	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	904	307	3,187	183	171	169	-	1,476	697	456
Other receivables	-	87	28	119	(53)	-	-	12	13	-
Inventory	433	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	605	0	96	138	221	-	-	50	44	-
Total Current Assets	1,941	394	3,311	440	339	169	-	1,538	753	456
Vessels and other property, less accumulated depreciation	-	-	38,944	36,958	-	-	59,564	70,802	141	-
Deferred drydock expenditures, net	-	-	1,486	1,126	-	-	-	-	65	-
Total Vessels, Deferred Drydock and Other Property	-	-	40,429	38,084	-	-	59,564	70,802	206	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	22,309	22,309	12,328	12,328	1,271	1,271	22,063	22,063	10,281	9,741
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	299	299	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,379	-	2,620	-	-	-	-	-	-
Other Assets	(9)	-	(37)	0	-	-	-	-	105	-
Total Assets	$24,241	$24,082	$56,032	$53,473	$1,611	$1,440	$81,926	$94,701	$11,345	$10,196

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	59	21	321	301	249	-	-	116	609	33
Total Current Liabilities Not Subject to Compromise	59	21	321	301	249	-	-	116	609	33

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	12,727	-	318
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	(854)	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	59	21	321	301	249	-	-	12,843	(245)	351

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	57,592	57,592	-	-
Pre-petition intercompany payables to non-debtors	25,381	25,381	6,453	6,453	-	-	24,229	24,229	15,430	15,430
Pre-petition intercompany payables to other debtors	365	365	7	7	1,208	1,208	5	5	341	341
Other liabilities	-	2,421	-	-	-	-	-	-	-	24,210
Total Liabilities Subject to Compromise	25,746	28,167	6,460	6,460	1,208	1,208	81,826	81,826	15,771	39,981

Total Liabilities	25,805	28,188	6,782	6,762	1,457	1,208	81,826	94,669	15,526	40,331
Equity:
Total Equity	(1,564)	(4,106)	49,250	46,711	154	232	100	33	(4,181)	(30,135)
Total Liabilities and Equity	$24,241	$24,082	$56,032	$53,473	$1,611	$1,440	$81,926	$94,701	$11,345	$10,196

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 136 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and October 31, 2013

	Brooklyn Product Tanker Corporation		Cabo Hellas Limited		Cabo Sounion Limited		Caribbean Tanker Corporation		Carina Tanker Corporation
($000s)	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	710	-	195	0	205	4	887	1,220	908	437
Other receivables	(3)	2	22	28	(9)	3	908	(29)	-	-
Inventory	-	-	-	-	-	-	344	409	752	0
Prepaid expenses and other current assets	-	-	47	74	33	63	54	75	3	(0)
Total Current Assets	707	2	264	102	230	70	2,194	1,676	1,662	437
Vessels and other property, less accumulated depreciation	-	-	36,005	34,084	37,294	35,989	22,147	5,043	-	-
Deferred drydock expenditures, net	-	-	358	166	306	1,713	789	956	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	36,364	34,250	37,600	37,702	22,935	5,999	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,827	2,827	26,270	26,270	27,240	27,240	28,974	28,974	18,588	18,588
Pre-petition Intercompany receivables from non-debtors	25,270	25,270	4	4	3	3	18	18	0	0
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	454	-	1,667	-	-	-	311	-	1,819
Other Assets	(3)	-	-	9	(41)	1	14	(1)	-	-
Total Assets	$28,802	$28,553	$62,901	$62,301	$65,032	$65,016	$54,135	$36,976	$20,251	$20,845

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	279	17	461	194	489	552	651	423	19	29
Total Current Liabilities Not Subject to Compromise	279	17	461	194	489	552	651	423	19	29

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	899	-	536	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	279	17	461	194	489	1,451	651	959	19	29

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	370	370	3,342	3,342	2,979	2,979	20,445	20,445	24,230	24,230
Pre-petition intercompany payables to other debtors	47,640	47,620	17,008	17,008	17,774	17,774	3,073	3,073	-	-
Other liabilities	-	0	-	-	-	-	-	-	-	3,195
Total Liabilities Subject to Compromise	48,010	47,990	20,350	20,350	20,753	20,753	23,518	23,518	24,230	27,426

Total Liabilities	48,289	48,008	20,811	20,544	21,242	22,204	24,169	24,477	24,249	27,455
Equity:
Total Equity	(19,488)	(19,455)	42,091	41,758	43,790	42,813	29,966	12,499	(3,998)	(6,610)
Total Liabilities and Equity	$28,802	$28,553	$62,901	$62,301	$65,032	$65,016	$54,135	$36,976	$20,251	$20,845

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 137 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and October 31, 2013

	Carl Product Corporation		Concept Tanker Corporation		Crown Tanker Corporation		Delphina Tanker Corporation		Delta Aframax Corporation
($000s)	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$1	$1
Voyage receivables	2,622	2,012	1,991	1,535	90	0	-	-	758	555
Other receivables	11	(7)	-	-	-	-	-	-	4	44
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	33	66	241	324	-	-	-	-	42	66
Total Current Assets	2,667	2,070	2,232	1,859	90	0	-	-	805	666
Vessels and other property, less accumulated depreciation	51,896	49,331	-	-	-	-	-	-	56,274	54,009
Deferred drydock expenditures, net	1,873	1,397	-	-	-	-	-	-	43	16
Total Vessels, Deferred Drydock and Other Property	53,768	50,728	-	-	-	-	-	-	56,317	54,025
Investments in Affiliated Companies	612	-	300	300	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	6,388	6,388	7,495	7,495	431	431	-	-	3,875	3,875
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	4,550	-	703	-	129	-	-	-	862
Other Assets	(58)	69	-	-	-	-	-	-	(47)	(14)
Total Assets	$63,377	$63,806	$10,027	$10,356	$522	$560	$-	$-	$60,949	$59,414

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	102	855	-	-	-	-	-	-	660	253
Total Current Liabilities Not Subject to Compromise	102	855	-	-	-	-	-	-	660	253

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	554
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	493	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	102	855	493	-	-	-	-	-	660	808

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,327	6,327	11,522	11,522	83	83	-	-	7,653	7,653
Pre-petition intercompany payables to other debtors	2	2	1	1	18	18	-	-	2	2
Other liabilities	-	-	-	2,978	10	10	-	-	36,791	35,714
Total Liabilities Subject to Compromise	6,330	6,330	11,523	14,500	111	111	-	-	44,446	43,369

Total Liabilities	6,431	7,185	12,015	14,500	111	111	-	-	45,105	44,177
Equity:
Total Equity	56,946	56,621	(1,989)	(4,144)	410	449	-	-	15,844	15,237
Total Liabilities and Equity	$63,377	$63,806	$10,027	$10,356	$522	$560	$-	$-	$60,949	$59,414

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 138 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and October 31, 2013

	DHT Ania Aframax Corp.		DHT Ann VLCC Corp.		DHT Cathy Aframax Corp.		DHT Chris VLCC Corp.		DHT Rebecca Aframax Corp.
($000s)	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	(40)	-	3,455	131	1,711	359	2,422	100	243	238
Other receivables	(15)	(4)	687	688	883	1,022	44	329	373	424
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	(60)	-	579	203	409	107	479	0	-	-
Total Current Assets	(115)	(4)	4,721	1,022	3,003	1,489	2,945	429	616	662
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	1,477	1,477	31,966	31,966	14,591	14,591	26,495	26,495	1,106	1,106
Pre-petition Intercompany receivables from non-debtors	119	119	1,186	1,186	66	66	1,332	1,332	835	835
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	2,813	-	740	-	2,647	-	0
Other Assets	-	-	(1)	-	(5)	(15)	-	-	51	-
Total Assets	$1,481	$1,592	$37,873	$36,987	$17,655	$16,870	$30,772	$30,903	$2,608	$2,603

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	64	285	341	-	-	100	189	-	-
Total Current Liabilities Not Subject to Compromise	-	64	285	341	-	-	100	189	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	7	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	71	285	341	-	-	100	189	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	1,337	1,337	28,300	28,300	18,440	18,440	22,718	22,718	1,046	1,046
Pre-petition intercompany payables to other debtors	-	-	-	-	1	1	955	955	835	835
Other liabilities	-	45	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	1,337	1,382	28,300	28,300	18,441	18,441	23,673	23,673	1,881	1,881

Total Liabilities	1,337	1,453	28,585	28,642	18,441	18,441	23,773	23,863	1,881	1,881
Equity:
Total Equity	144	140	9,288	8,345	(786)	(1,571)	6,999	7,040	727	722
Total Liabilities and Equity	$1,481	$1,592	$37,873	$36,987	$17,655	$16,870	$30,772	$30,903	$2,608	$2,603

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 139 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and October 31, 2013

	DHT Regal Unity VLCC Corp.		DHT Sophie Aframax Corp.		Dignity Chartering Corporation		Edindun Shipping Corporation		Eighth Aframax Tanker Corporation
($000s)	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,247	39	581	354	3,016	113	-	-	1,427	1,238
Other receivables	750	750	865	858	8	(0)	-	-	33	9
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	(31)	-	511	135	-	-	46	77
Total Current Assets	1,997	789	1,415	1,212	3,534	247	-	-	1,506	1,323
Vessels and other property, less accumulated depreciation	-	-	-	-	483	-	-	-	23,283	22,089
Deferred drydock expenditures, net	-	-	-	-	1,422	-	-	-	1,671	1,281
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	1,905	-	-	-	24,954	23,370
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	10,664	10,664	10,543	10,543	9,160	9,160	-	-	7,170	7,170
Pre-petition Intercompany receivables from non-debtors	2,601	2,601	8	8	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,180	-	146	-	1,914	-	-	-	1,120
Other Assets	-	-	0	-	26	20	-	-	85	88
Total Assets	$15,262	$15,234	$11,965	$11,908	$14,624	$11,341	$-	$-	$33,715	$33,071

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	7	21	162	5	-	-	119	57
Total Current Liabilities Not Subject to Compromise	-	-	7	21	162	5	-	-	119	57

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	7	21	162	5	-	-	119	57

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	16,475	16,475	12,505	12,505	26,406	26,406	-	-	32,826	32,826
Pre-petition intercompany payables to other debtors	-	-	-	-	0	0	-	-	7	7
Other liabilities	-	-	-	-	-	26,855	-	-	-	(0)
Total Liabilities Subject to Compromise	16,475	16,475	12,505	12,505	26,407	53,262	-	-	32,833	32,833

Total Liabilities	16,475	16,475	12,512	12,526	26,569	53,267	-	-	32,952	32,890
Equity:
Total Equity	(1,213)	(1,240)	(547)	(617)	(11,944)	(41,926)	-	-	763	181
Total Liabilities and Equity	$15,262	$15,234	$11,965	$11,908	$14,624	$11,341	$-	$-	$33,715	$33,071

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 140 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and October 31, 2013

	Epsilon Aframax Corporation		First Chemical Carrier Corporation		First LPG Tanker Corporation		First Union Tanker Corporation		Fourth Aframax Tanker Corporation
($000s)	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$1	$1	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,703	1,576	22	200	287	287	2,635	2,947	924	1,912
Other receivables	73	54	-	25	0	0	7	(31)	53	21
Inventory	-	-	-	(0)	(0)	(0)	-	-	893	503
Prepaid expenses and other current assets	42	70	335	3	0	0	107	165	216	76
Total Current Assets	1,819	1,701	357	228	288	288	2,749	3,081	2,086	2,512
Vessels and other property, less accumulated depreciation	56,928	54,865	-	-	-	-	38,368	20,311	21,167	5,116
Deferred drydock expenditures, net	-	-	-	-	-	-	2,032	1,076	1,676	944
Total Vessels, Deferred Drydock and Other Property	56,928	54,865	-	-	-	-	40,401	21,387	22,843	6,060
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,383	2,383	5,755	5,755	7,053	7,053	21,750	21,750	30,407	30,407
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	117	117	0	0
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	321	-	-	-	-	-	-	-	4,336
Other Assets	108	(14)	-	-	-	-	421	407	107	133
Total Assets	$61,238	$59,255	$6,113	$5,983	$7,341	$7,341	$65,438	$46,742	$55,442	$43,448

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	423	127	2,054	135	995	995	525	111	65	459
Total Current Liabilities Not Subject to Compromise	423	127	2,054	135	995	995	525	111	65	459

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	744	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	394	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	975	-	-	-	1,394	-	1,456
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	423	1,266	2,054	1,109	995	995	525	1,505	65	1,914

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	7,606	7,606	8,117	8,117	5,815	5,815	11,373	11,373	22,491	22,491
Pre-petition intercompany payables to other debtors	34	34	-	-	-	-	10	10	3,432	3,432
Other liabilities	36,792	35,715	-	-	-	-	-	-	-	306
Total Liabilities Subject to Compromise	44,432	43,355	8,117	8,117	5,815	5,815	11,383	11,383	25,923	26,229

Total Liabilities	44,854	44,620	10,170	9,226	6,810	6,810	11,908	12,888	25,988	28,143
Equity:
Total Equity	16,383	14,635	(4,058)	(3,242)	531	531	53,530	33,854	29,454	15,305
Total Liabilities and Equity	$61,238	$59,255	$6,113	$5,983	$7,341	$7,341	$65,438	$46,742	$55,442	$43,448

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 141 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and October 31, 2013

	Front President Inc.		Goldmar Limited		GPC Aframax Corporation		Grace Chartering Corporation		International Seaways, Inc.
($000s)	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$1	$1	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,991	3,837	2,099	2,281	1,818	107	1,564	18	5,877	8,585
Other receivables	179	17	0	(0)	25	2	-	123	75	31
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	90	109	33	60	470	-	242	-	917	2,695
Total Current Assets	3,261	3,964	2,132	2,341	2,312	109	1,806	141	6,869	11,311
Vessels and other property, less accumulated depreciation	105,641	101,772	34,252	32,242	77	108	-	-	-	3
Deferred drydock expenditures, net	-	211	1,546	1,448	16	-	-	-	-	1,130
Total Vessels, Deferred Drydock and Other Property	105,641	101,983	35,798	33,689	93	108	-	-	-	1,132
Investments in Affiliated Companies	-	-	641	641	-	-	300	300	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	65,978	65,978	19,307	19,307	1,460	1,460	6,486	6,486	15,356	15,356
Pre-petition Intercompany receivables from non-debtors	0	0	8	8	9,871	9,871	2	2	49	49
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	499	-	3,594	-	123	-	1,692	-	682
Other Assets	61	(2)	67	(1)	(185)	(36)	-	-	-	(6)
Total Assets	$174,942	$172,422	$57,955	$59,580	$13,551	$11,635	$8,594	$8,622	$22,274	$28,525

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	239	147	39	372	224	425	-	109	5	1,592
Total Current Liabilities Not Subject to Compromise	239	147	39	372	224	425	-	109	5	1,592

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	769	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	508	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	9,314
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	(1,626)	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	239	1,423	39	372	(1,402)	425	-	109	5	10,905

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	12,424	12,424	5,499	5,499	21,856	21,856	9,511	9,511	21,891	21,891
Pre-petition intercompany payables to other debtors	3	3	11,659	11,659	1	1	-	-	7,825	7,825
Other liabilities	68,723	66,713	-	-	-	18,289	-	857	0	-
Total Liabilities Subject to Compromise	81,150	79,139	17,158	17,158	21,857	40,147	9,511	10,369	29,716	29,716

Total Liabilities	81,389	80,563	17,198	17,530	20,455	40,571	9,511	10,478	29,721	40,622
Equity:
Total Equity	93,553	91,859	40,757	42,049	(6,905)	(28,936)	(918)	(1,856)	(7,448)	(12,097)
Total Liabilities and Equity	$174,942	$172,422	$57,955	$59,580	$13,551	$11,635	$8,594	$8,622	$22,274	$28,525

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 142 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and October 31, 2013

	Jademar Limited		Joyce Car Carrier Corporation		Juneau Tanker Corporation		Kimolos Tanker Corporation		Kythnos Chartering Corporation
($000s)	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,067	2,273	-	-	-	-	2,143	2,632	1,368	1,369
Other receivables	21	(12)	(19)	(2)	-	-	21	6	42	37
Inventory	-	-	-	-	-	-	524	790	216	573
Prepaid expenses and other current assets	29	63	0	-	-	-	240	262	263	53
Total Current Assets	2,116	2,324	(19)	(2)	-	-	2,928	3,689	1,889	2,033
Vessels and other property, less accumulated depreciation	35,721	33,582	-	-	-	-	982	812	35,080	33,743
Deferred drydock expenditures, net	1,321	1,094	-	-	-	-	164	851	-	97
Total Vessels, Deferred Drydock and Other Property	37,042	34,676	-	-	-	-	1,146	1,662	35,080	33,840
Investments in Affiliated Companies	420	420	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	33,198	33,198	27,330	27,330	10,114	10,114	13,389	13,389	18,822	18,822
Pre-petition Intercompany receivables from non-debtors	5,584	5,584	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	4,137	-	-	-	-	-	-	-	3,790
Other Assets	(34)	-	(198)	12	-	-	(22)	(1)	(20)	(20)
Total Assets	$78,326	$80,339	$27,112	$27,339	$10,114	$10,114	$17,441	$18,740	$55,771	$58,465

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	53	396	56	1	-	-	719	979	99	1,096
Total Current Liabilities Not Subject to Compromise	53	396	56	1	-	-	719	979	99	1,096

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	150	-	-	-	1,909	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	53	396	56	151	-	-	719	2,888	99	1,096

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,402	6,402	5,554	5,554	-	-	23,413	23,413	15,205	15,205
Pre-petition intercompany payables to other debtors	32,050	32,050	4	4	8,114	8,114	5	5	-	-
Other liabilities	-	-	-	81	-	-	-	10,467	-	-
Total Liabilities Subject to Compromise	38,453	38,453	5,558	5,640	8,114	8,114	23,418	33,885	15,205	15,205

Total Liabilities	38,506	38,849	5,614	5,791	8,114	8,114	24,137	36,773	15,304	16,301
Equity:
Total Equity	39,820	41,491	21,498	21,549	2,000	2,000	(6,696)	(18,033)	40,468	42,164
Total Liabilities and Equity	$78,326	$80,339	$27,112	$27,339	$10,114	$10,114	$17,441	$18,740	$55,771	$58,465

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 143 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and October 31, 2013

	Leo Tanker Corporation		Leyte Product Tanker Corporation		Limar Charter Corporation		Luxmar Product Tanker Corporation		Luxmar Tanker LLC
($000s)	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,865	82	2,668	1,681	812	(201)	410	988	0	-
Other receivables	-	145	23	23	27	(3)	-	18	12	-
Inventory	259	-	479	(0)	206	-	52	628	-	-
Prepaid expenses and other current assets	273	0	27	61	246	-	(9)	56	-	-
Total Current Assets	3,397	226	3,198	1,765	1,290	(204)	454	1,690	12	-
Vessels and other property, less accumulated depreciation	-	-	55,430	53,360	199	-	23,904	6,441	-	-
Deferred drydock expenditures, net	-	-	-	-	3,322	-	482	1,065	0	-
Total Vessels, Deferred Drydock and Other Property	-	-	55,430	53,360	3,521	-	24,386	7,506	0	-
Investments in Affiliated Companies	-	-	-	904	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	19,471	19,471	6,981	6,981	8,467	8,467	24,007	24,007	56,792	56,792
Pre-petition Intercompany receivables from non-debtors	-	-	11	11	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,156	-	2,962	-	278	-	-	-	-
Other Assets	-	-	30	(10)	(26)	7	-	7	13	57
Total Assets	$22,868	$21,853	$65,649	$65,972	$13,253	$8,549	$48,847	$33,209	$56,818	$56,849

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	745	13	1,398	116	1,021	422	636	832	121	90
Total Current Liabilities Not Subject to Compromise	745	13	1,398	116	1,021	422	636	832	121	90

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	137	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	342	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	823	-	241
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	972	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	60	-	-	-	-	-
Total Liabilities Not Subject to Compromise	745	13	1,398	595	2,053	422	636	1,656	121	331

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,812	23,812	25,031	25,031	26,414	26,414	24,205	24,205	568	568
Pre-petition intercompany payables to other debtors	-	-	267	267	9	9	11,407	11,407	31,784	31,784
Other liabilities	-	1,879	41,435	41,028	-	4,900	-	-	-	-
Total Liabilities Subject to Compromise	23,812	25,691	66,734	66,327	26,423	31,323	35,612	35,612	32,351	32,351

Total Liabilities	24,557	25,704	68,131	66,922	28,476	31,745	36,248	37,268	32,472	32,683
Equity:
Total Equity	(1,689)	(3,851)	(2,482)	(950)	(15,223)	(23,197)	12,600	(4,058)	24,346	24,167
Total Liabilities and Equity	$22,868	$21,853	$65,649	$65,972	$13,253	$8,549	$48,847	$33,209	$56,818	$56,849

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 144 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and October 31, 2013

	Majestic Tankers Corporation		Oak Tanker Corporation		Maremar Product Tanker Corporation		Maremar Tanker LLC		Marilyn Vessel Corporation
($000s)	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$1	$1	$-	$-	$-	$-	$-	$-
Voyage receivables	2,926	3,993	(430)	4,150	-	-	3,112	967	-	-
Other receivables	21	5	86	132	-	-	427	(43)	-	-
Inventory	-	-	-	-	-	-	198	-	-	-
Prepaid expenses and other current assets	86	141	62	127	-	-	36	23	-	-
Total Current Assets	3,032	4,140	(282)	4,410	-	-	3,772	946	-	-
Vessels and other property, less accumulated depreciation	40,698	19,361	141,583	136,426	-	-	24,600	7,845	-	-
Deferred drydock expenditures, net	2,099	863	-	-	-	-	310	-	-	-
Total Vessels, Deferred Drydock and Other Property	42,797	20,224	141,583	136,426	-	-	24,910	7,845	-	-
Investments in Affiliated Companies	-	-	3,629	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	11,354	11,354	40	40	99	99	40,336	40,336	901	901
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	52	52
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	621	-	12	-	3,081	-	-
Other Assets	(2)	(3)	-	-	9	-	(216)	9	-	-
Total Assets	$57,181	$35,715	$144,970	$141,497	$108	$111	$68,802	$52,216	$953	$953

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	461	364	424	97	-	-	726	316	-	-
Total Current Liabilities Not Subject to Compromise	461	364	424	97	-	-	726	316	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	971	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	549	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	1,853	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	461	2,217	424	1,617	-	-	726	316	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	10,471	10,471	14,674	14,674	7	7	435	435	-	-
Pre-petition intercompany payables to other debtors	16	16	44,979	44,979	1	1	30,577	30,577	-	-
Other liabilities	-	-	85,862	83,328	-	-	-	-	-	-
Total Liabilities Subject to Compromise	10,487	10,487	145,514	142,981	8	8	31,011	31,011	-	-

Total Liabilities	10,949	12,704	145,938	144,598	8	8	31,738	31,328	-	-
Equity:
Total Equity	46,232	23,011	(968)	(3,101)	100	103	37,064	20,889	953	953
Total Liabilities and Equity	$57,181	$35,715	$144,970	$141,497	$108	$111	$68,802	$52,216	$953	$953

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 145 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and October 31, 2013

	Maritrans General Partner Inc.		Maritrans Operating Company L.P.		Milos Product Tanker Corporation		Mindanao Tanker Corporation		Mykonos Tanker LLC
($000s)	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	1,078	1,282	-	-	881	1,202
Other receivables	-	-	-	-	(12)	4	-	-	-	372
Inventory	-	-	-	-	733	597	-	-	55	322
Prepaid expenses and other current assets	-	-	-	-	25	52	-	-	24	36
Total Current Assets	-	-	-	-	1,824	1,934	-	-	959	1,932
Vessels and other property, less accumulated depreciation	-	-	-	-	42,284	40,698	34,414	53,605	47,429	45,509
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	110
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	42,284	40,698	34,414	53,605	47,429	45,619
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	(385)	(385)	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	53,629	53,629	0	0	5	5	47,635	47,615
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	135	135	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	3,948	-	-	-	5,502
Other Assets	-	-	-	-	-	-	-	-	-	(2)
Total Assets	$(385)	$(385)	$53,629	$53,629	$44,109	$46,580	$34,554	$53,745	$96,023	$100,666

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	114	447	-	-	277	580
Total Current Liabilities Not Subject to Compromise	-	-	-	-	114	447	-	-	277	580

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	10,800	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	8,390	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	-	114	447	-	19,191	277	580

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	33,894	33,894	-	-
Pre-petition intercompany payables to non-debtors	-	-	7	7	22,672	22,672	345	345	47,682	47,682
Pre-petition intercompany payables to other debtors	146	146	-	-	19,387	19,387	214	214	26,607	26,607
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	146	146	7	7	42,059	42,059	34,454	34,454	74,289	74,289

Total Liabilities	146	146	7	7	42,173	42,505	34,454	53,645	74,566	74,869
Equity:
Total Equity	(531)	(531)	53,622	53,622	1,936	4,075	100	100	21,457	25,797
Total Liabilities and Equity	$(385)	$(385)	$53,629	$53,629	$44,109	$46,580	$34,554	$53,745	$96,023	$100,666

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 146 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and October 31, 2013

	Nedimar Charter Corporation		Maple Tanker Corporation		Ocean Bulk Ships, Inc.		Oceania Tanker Corporation		OSG 192 LLC
($000s)	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$1	$1	$-	$-	$-	$-	$-	$-
Voyage receivables	1,553	137	(234)	3,658	-	-	2,100	(341)	(20)	-
Other receivables	(5)	(5)	115	137	-	-	114	564	-	1
Inventory	333	-	-	-	-	-	-	878	-	-
Prepaid expenses and other current assets	256	0	61	123	-	-	96	131	9	5
Total Current Assets	2,137	132	(57)	3,918	-	-	2,310	1,232	(11)	5
Vessels and other property, less accumulated depreciation	47	-	138,736	133,651	-	-	79,751	46,370	9,219	7,722
Deferred drydock expenditures, net	1,379	-	-	-	-	-	168	-	796	1,000
Total Vessels, Deferred Drydock and Other Property	1,426	-	138,736	133,651	-	-	79,920	46,370	10,015	8,722
Investments in Affiliated Companies	-	-	3,788	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	12,466	12,466	422	422	-	-	84,867	84,867	24,239	24,239
Pre-petition Intercompany receivables from non-debtors	2	2	0	0	-	-	-	-	3,001	3,001
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	679	-	1,090	-	-	-	-	-	6,696
Other Assets	(41)	(6)	68	-	-	-	-	-	-	-
Total Assets	$15,991	$13,274	$142,957	$139,082	$-	$-	$167,097	$132,469	$37,244	$42,663

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	591	123	325	243	-	-	102	46	440	949
Total Current Liabilities Not Subject to Compromise	591	123	325	243	-	-	102	46	440	949

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	767	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	586	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	378	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	1,339	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	197	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	2,127	123	325	1,597	-	-	102	424	440	949

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	24,337	24,337	16,128	16,128	-	-	10,310	10,310	52	52
Pre-petition intercompany payables to other debtors	9	9	46,972	46,972	15	15	360	360	14,899	14,899
Other liabilities	-	3,573	83,617	81,149	-	-	-	-	-	-
Total Liabilities Subject to Compromise	24,346	27,919	146,717	144,249	15	15	10,670	10,670	14,950	14,950

Total Liabilities	26,473	28,043	147,042	145,846	15	15	10,772	11,094	15,391	15,900
Equity:
Total Equity	(10,482)	(14,769)	(4,085)	(6,764)	(15)	(15)	156,325	121,375	21,853	26,763
Total Liabilities and Equity	$15,991	$13,274	$142,957	$139,082	$-	$0	$167,097	$132,469	$37,244	$42,663

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 147 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and October 31, 2013

	OSG 209 LLC		OSG 214 LLC		OSG 215 Corporation		OSG 242 LLC		OSG 243 LLC
($000s)	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	(9)	7	34	171	-	-	1,551	-	1,820	9
Other receivables	265	0	298	(5)	-	-	284	-	60	-
Inventory	-	-	-	-	-	-	315	-	166	-
Prepaid expenses and other current assets	5	5	5	5	-	-	5	5	15	4
Total Current Assets	261	12	337	170	-	-	2,155	5	2,061	13
Vessels and other property, less accumulated depreciation	22,021	20,382	18,892	17,384	-	-	29,890	27,997	31,327	29,483
Deferred drydock expenditures, net	1,099	602	1,762	601	-	-	746	192	703	923
Total Vessels, Deferred Drydock and Other Property	23,121	20,984	20,653	17,985	-	-	30,636	28,188	32,030	30,406
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	24,400	24,400	14,836	14,836	124	124	29,932	29,932	2,761	2,761
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	25,647	25,647
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	8,154	-	8,873	-	-	-	17,387	-	35,433
Other Assets	19	319	-	-	-	-	17	-	(94)	(50)
Total Assets	$47,801	$53,869	$35,826	$41,864	$124	$124	$62,739	$75,512	$62,405	$94,210

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	464	52	398	960	-	-	1,084	1,410	20	94
Total Current Liabilities Not Subject to Compromise	464	52	398	960	-	-	1,084	1,410	20	94

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	21,566
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	464	52	398	960	-	-	1,084	1,410	20	21,660

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	54	54	50	50	-	-	58	58	70	70
Pre-petition intercompany payables to other debtors	11,106	11,106	8,902	8,902	124	124	8,725	8,725	10,001	10,001
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	11,160	11,160	8,951	8,951	124	124	8,783	8,783	10,070	10,070

Total Liabilities	11,624	11,212	9,349	9,911	124	124	9,867	10,193	10,090	31,730
Equity:
Total Equity	36,177	42,656	26,477	31,953	(0)	(0)	52,872	65,319	52,314	62,480
Total Liabilities and Equity	$47,801	$53,869	$35,826	$41,864	$124	$124	$62,739	$75,512	$62,405	$94,210

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 148 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and October 31, 2013

	OSG 244 LLC		OSG 252 LLC		OSG 254 LLC		OSG 300 LLC		OSG 400 LLC
($000s)	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	68	-	1,600	35	-	(32)	-	-	-	-
Other receivables	276	-	328	-	247	55	-	-	-	-
Inventory	-	-	278	-	-	-	-	-	-	-
Prepaid expenses and other current assets	5	5	5	5	5	5	-	-	-	-
Total Current Assets	350	5	2,211	40	252	28	-	-	-	-
Vessels and other property, less accumulated depreciation	16,006	14,065	18,995	17,176	21,186	19,113	-	-	-	-
Deferred drydock expenditures, net	1,102	2,080	1,152	237	1,870	1,672	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	17,108	16,145	20,147	17,413	23,056	20,785	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	27,376	27,376	18,417	18,417	22,276	22,276	84	84	4,141	4,141
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	18,323	18,323
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	6,661	-	13,812	-	10,541	-	-	-	-
Other Assets	-	(13)	(7)	-	-	-	-	-	532	546
Total Assets	$44,834	$50,174	$40,769	$49,683	$45,584	$53,631	$84	$84	$22,996	$23,010

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	474	371	386	63	1	1,062	-	-	(1)	-
Total Current Liabilities Not Subject to Compromise	474	371	386	63	1	1,062	-	-	(1)	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	20
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	474	371	386	63	1	1,062	-	-	(1)	20

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	51	51	53	53	55	55	-	-	50	50
Pre-petition intercompany payables to other debtors	11,421	11,421	1,872	1,872	5,994	5,994	-	-	6,183	6,183
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	11,472	11,472	1,925	1,925	6,048	6,048	-	-	6,233	6,233

Total Liabilities	11,946	11,843	2,312	1,988	6,050	7,110	-	-	6,232	6,254
Equity:
Total Equity	32,888	38,331	38,457	47,695	39,535	46,521	84	84	16,764	16,757
Total Liabilities and Equity	$44,834	$50,174	$40,769	$49,683	$45,584	$53,631	$84	$84	$22,996	$23,010

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 149 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and October 31, 2013

	OSG America L.P.		OSG America LLC		OSG America Operating Company LLC		OSG Car Carriers, Inc.		OSG Clean Products International, Inc.
($000s)	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$23,350	$202,968	$-	$-	$-	$-
Voyage receivables	-	-	-	-	(1,501)	-	-	-	-	-
Other receivables	-	-	-	-	-	-	-	-	-	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	(1)	-	-	-	-	-
Total Current Assets	-	-	-	-	21,847	202,968	-	-	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	995	1,168	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	64,617	60,183	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	0	0	423,001	423,001	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	458	458	834,346	834,346	6,682	6,682	100	100
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	1	1	205	205	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	53,367	-	-	-	-
Other Assets	-	-	-	-	-	-	-	-	-	-
Total Assets	$-	$-	$459	$459	$1,344,807	$1,575,034	$6,887	$6,887	$100	$100

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	16	-	-	-	-	-
Total Current Liabilities Not Subject to Compromise	-	-	-	-	16	-	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	137	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	1	-	229,274	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	1	16	229,410	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	-	-	134,975	134,975	0	0	-	-
Pre-petition intercompany payables to other debtors	79	79	-	-	686,794	686,794	6,899	6,899	-	-
Other liabilities	-	-	-	-	302	302	-	-	-	-
Total Liabilities Subject to Compromise	79	79	-	-	822,070	822,070	6,899	6,899	-	-

Total Liabilities	79	79	-	1	822,086	1,051,480	6,899	6,899	-	-
Equity:
Total Equity	(79)	(79)	459	458	522,721	523,553	(13)	(13)	100	100
Total Liabilities and Equity	$-	$-	$459	$459	$1,344,807	$1,575,034	$6,887	$6,887	$100	$100

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 150 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and October 31, 2013

	OSG Columbia LLC		OSG Constitution LLC		OSG Courageous LLC		OSG Delaware Bay Lightering LLC		OSG Discovery LLC
($000s)	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	5,421	3,299	-	-
Other receivables	26	26	-	-	10	10	63	63	-	-
Inventory	-	-	-	-	-	-	710	928	-	-
Prepaid expenses and other current assets	4	2	-	-	4	2	47	48	-	-
Total Current Assets	29	27	-	-	14	12	6,241	4,339	-	-
Vessels and other property, less accumulated depreciation	7,024	6,617	-	-	30,264	29,379	382,438	369,851	-	-
Deferred drydock expenditures, net	602	155	-	-	-	173	-	540	-	-
Total Vessels, Deferred Drydock and Other Property	7,626	6,771	-	-	30,264	29,552	382,438	370,391	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,435	2,435	1,070	1,070	2,062	2,062	15,144	15,144	1,272	1,272
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	104,456	104,456	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	43,419	-	855
Other Assets	-	(0)	0	(0)	(2)	(2)	0	(12)	-	-
Total Assets	$10,091	$9,234	$1,070	$1,070	$32,339	$31,625	$508,278	$537,736	$1,272	$2,127

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	125	173	2	3	140	222	598	686	21	-
Total Current Liabilities Not Subject to Compromise	125	173	2	3	140	222	598	686	21	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	2,674	-	2	-	2,860	-	10,884	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	125	2,847	2	5	140	3,082	598	11,569	21	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	33	33	32	32	1	1	380	380	-	-
Pre-petition intercompany payables to other debtors	9,323	9,323	4,544	4,544	17,212	17,212	88,794	88,794	508	508
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	9,355	9,355	4,576	4,576	17,213	17,213	89,174	89,174	508	508

Total Liabilities	9,480	12,202	4,579	4,582	17,353	20,294	89,772	100,743	529	508
Equity:
Total Equity	611	(2,968)	(3,508)	(3,511)	14,986	11,330	418,506	436,992	743	1,619
Total Liabilities and Equity	$10,091	$9,234	$1,070	$1,070	$32,339	$31,625	$508,278	$537,736	$1,272	$2,127

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 151 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and October 31, 2013

	OSG Endeavor LLC		OSG Endurance LLC		OSG Enterprise LLC		OSG Financial Corp.		OSG Freedom LLC
($000s)	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$16	$256	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables	-	-	23	23	10	10	-	-	-	-
Inventory	-	-	-	-	-	-	-	-	0	-
Prepaid expenses and other current assets	-	-	4	2	4	2	-	-	5	19
Total Current Assets	-	-	27	25	14	12	16	256	5	19
Vessels and other property, less accumulated depreciation	-	-	32,214	31,270	4,238	3,955	-	-	1,478	-
Deferred drydock expenditures, net	-	-	-	98	1,494	510	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	32,214	31,368	5,732	4,465	-	-	1,478	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	69	69	3,140	3,140	10,251	10,251	829	829
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	-	-	470
Other Assets	-	-	(30)	(28)	9	22	731	318	0	-
Total Assets	$-	$-	$32,280	$31,434	$8,895	$7,639	$10,999	$10,825	$2,312	$1,319

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	145	205	189	180	-	-	(7)	19
Total Current Liabilities Not Subject to Compromise	-	-	145	205	189	180	-	-	(7)	19

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	58	-	2,594	-	2,836	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	58	145	2,799	189	3,016	-	-	(7)	19

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	111	111	1	1	29	29	-	-	28	28
Pre-petition intercompany payables to other debtors	310	310	15,683	15,683	8,420	8,420	9,457	9,457	3,753	3,753
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	421	421	15,684	15,684	8,449	8,449	9,457	9,457	3,781	3,781

Total Liabilities	421	479	15,828	18,483	8,638	11,466	9,457	9,457	3,775	3,801
Equity:
Total Equity	(421)	(479)	16,452	12,951	257	(3,826)	1,541	1,368	(1,462)	(2,482)
Total Liabilities and Equity	$-	$-	$32,280	$31,434	$8,895	$7,639	$10,999	$10,825	$2,312	$1,319

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 152 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and October 31, 2013

	OSG Honour LLC		OSG Independence LLC		OSG Intrepid LLC		OSG Liberty LLC		OSG Lightering LLC
($000s)	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$3,502	$12,579
Voyage receivables	-	-	-	-	-	-	-	-	8,284	10,037
Other receivables	16	16	14	14	13	12	-	-	9,798	4,498
Inventory	-	-	-	-	-	-	-	-	2,227	2,744
Prepaid expenses and other current assets	4	2	4	2	4	2	-	-	1,623	1,012
Total Current Assets	20	18	18	16	17	13	-	-	25,433	30,870
Vessels and other property, less accumulated depreciation	3,802	3,503	6,615	6,229	2,897	2,534	-	-	4,340	3,692
Deferred drydock expenditures, net	848	470	311	421	1,219	894	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	4,649	3,973	6,926	6,650	4,116	3,428	-	-	4,340	3,692
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	7,190	6,708
Goodwill	-	-	-	-	-	-	-	-	8,101	8,101
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,458	2,458	246	246	2	2	9,493	9,493	127,232	127,232
Pre-petition Intercompany receivables from non-debtors	-	-	1	1	-	-	1	1	137,738	137,738
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	5,997	-	-	-	1	-	5,929
Other Assets	(3)	(2)	0	(0)	(8)	35	(9)	-	-	-
Total Assets	$7,124	$6,447	$7,191	$12,909	$4,126	$3,479	$9,485	$9,495	$310,035	$320,270

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	143	153	270	190	134	171	(1)	-	3,384	4,939
Total Current Liabilities Not Subject to Compromise	143	153	270	190	134	171	(1)	-	3,384	4,939

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	2,704	-	9,245	-	3,185	-	-	-	9,296
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	143	2,857	270	9,435	134	3,356	(1)	-	3,384	14,235

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	31	31	33	33	30	30	32	32	127,578	127,578
Pre-petition intercompany payables to other debtors	8,722	8,722	6,907	6,907	7,284	7,284	10,766	10,766	167,222	166,275
Other liabilities	-	-	-	-	-	-	-	-	(11)	1,000
Total Liabilities Subject to Compromise	8,753	8,753	6,940	6,941	7,314	7,314	10,799	10,799	294,790	294,853

Total Liabilities	8,896	11,610	7,210	16,376	7,447	10,670	10,798	10,799	298,174	309,089
Equity:
Total Equity	(1,772)	(5,162)	(19)	(3,466)	(3,321)	(7,191)	(1,313)	(1,304)	11,861	11,182
Total Liabilities and Equity	$7,124	$6,447	$7,191	$12,909	$4,126	$3,479	$9,485	$9,495	$310,035	$320,270

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 153 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and October 31, 2013

	OSG Lightering Acquisition Corporation		OSG Lightering Solutions LLC		OSG Mariner LLC		OSG Maritrans Parent LLC		OSG Navigator LLC
($000s)	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables	-	-	-	-	-	-	-	-	18	18
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	-	-	-	-	4	2
Total Current Assets	-	-	-	-	-	-	-	-	21	19
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	2,853	2,499
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	587	121
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	3,440	2,619
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	606	539	-	-
Goodwill	-	-	1,567	1,567	-	-	-	-	-	-
Investments in subsidiaries	2,000	2,000	-	-	-	-	103,806	103,806	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	2,650	2,650	-	-	-	-	19	19
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	-	-	-
Other Assets	-	-	-	-	-	-	-	-	(4)	(4)
Total Assets	$2,000	$2,000	$4,216	$4,216	$-	$-	$104,411	$104,345	$3,476	$2,653

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	-	-	-	-	167	167
Total Current Liabilities Not Subject to Compromise	-	-	-	-	-	-	-	-	167	167

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	58	-	-	-	2,670
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	-	-	58	-	-	167	2,837

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	-	-	111	111	-	-	30	30
Pre-petition intercompany payables to other debtors	1,999	1,999	2,650	2,650	311	311	120,341	120,341	6,801	6,801
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	1,999	1,999	2,650	2,650	422	422	120,341	120,341	6,831	6,831

Total Liabilities	1,999	1,999	2,650	2,650	422	479	120,341	120,341	6,999	9,668
Equity:
Total Equity	1	1	1,567	1,567	(422)	(479)	(15,930)	(15,996)	(3,523)	(7,015)
Total Liabilities and Equity	$2,000	$2,000	$4,216	$4,216	$-	$(0)	$104,411	$104,345	$3,476	$2,653

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 154 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and October 31, 2013

	OSG New York, Inc.		OSG Product Tankers AVTC, LLC		OSG Product Tankers I, LLC		OSG Product Tankers II, LLC		OSG Product Tankers Member LLC
($000s)	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	5,178	2,377	-	-	-	-	-	-	-	-
Other receivables	-	11	-	-	-	-	-	-	-	-
Inventory	352	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	781	589	-	-	-	-	-	-	-	-
Total Current Assets	6,311	2,977	-	-	-	-	-	-	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	300	300	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	21,479	21,479	100	100	-	-	-	-	1	-
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	3,491	-	-	-	-	-	-	-	-
Other Assets	-	-	-	-	-	-	-	-	-	-
Total Assets	$28,090	$28,247	$100	$100	$-	$-	$-	$-	$1	$-

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	506	363	-	-	-	-	-	-	-	-
Total Current Liabilities Not Subject to Compromise	506	363	-	-	-	-	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	1,646	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	506	2,008	-	-	-	-	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	26,292	26,292	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to other debtors	10,719	10,719	-	-	8	8	8	8	1	-
Other liabilities	-	300	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	37,011	37,311	-	-	8	8	8	8	1	-

Total Liabilities	37,517	39,319	-	-	8	8	8	8	1	-
Equity:
Total Equity	(9,427)	(11,072)	100	100	(8)	(8)	(8)	(8)	-	-
Total Liabilities and Equity	$28,090	$28,247	$100	$100	$-	$-	$-	$-	$1	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 155 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and October 31, 2013

	OSG Product Tankers, LLC		OSG Quest LLC		OSG Seafarer LLC		OSG Ship Management, Inc.		OSG Valour LLC
($000s)	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$1,431	$1,112	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables	-	-	-	-	-	-	1,773	1,232	-	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	-	-	2,832	2,931	-	-
Total Current Assets	-	-	-	-	-	-	6,036	5,275	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	12,623	5,243	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	12,623	5,243	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	139	139	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	64	64	1,000	1,000	193,029	207,365	1,163	1,163
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	993	912	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	0	-	(3,242)	-	-
Other Assets	-	-	-	-	-	-	117	386	-	-
Total Assets	$-	$-	$64	$64	$1,000	$1,001	$212,936	$216,079	$1,163	$1,163

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	4	-	-	-	9,813	15,190	-	-
Total Current Liabilities Not Subject to Compromise	-	-	4	-	-	-	9,813	15,190	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	37	-	-	-	35,040	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	528	526	-	-
Total Liabilities Not Subject to Compromise	-	-	4	37	-	-	10,341	50,757	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	140	140	27	27	328	328	-	-
Pre-petition intercompany payables to other debtors	16	16	61	61	343	343	369,019	369,019	1,075	1,075
Other liabilities	-	-	-	-	-	-	23,988	19,299	-	-
Total Liabilities Subject to Compromise	16	16	201	201	370	370	393,334	388,646	1,075	1,075

Total Liabilities	16	16	205	238	370	370	403,675	439,403	1,075	1,075
Equity:
Total Equity	(16)	(16)	(140)	(174)	631	631	(190,740)	(223,324)	88	88
Total Liabilities and Equity	$-	$-	$64	$64	$1,000	$1,001	$212,936	$216,079	$1,163	$1,163

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 156 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and October 31, 2013

	Overseas Allegiance Corporation		Overseas Anacortes LLC		Overseas Boston LLC		Overseas Diligence LLC		Overseas Galena Bay LLC
($000s)	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	13	-	-	-	-	-	-	-
Other receivables	-	-	28	39	21	52	137	-	276	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	450	774	448	772	-	-	-	-
Total Current Assets	-	-	492	813	468	823	137	-	276	-
Vessels and other property, less accumulated depreciation	-	-	274	178	171	77	-	-	-	-
Deferred drydock expenditures, net	-	-	4	677	606	374	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	279	855	776	451	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2	2	42,388	42,388	40,291	40,291	311	311	4,465	4,465
Pre-petition Intercompany receivables from non-debtors	-	-	30	30	-	-	2	2	4	4
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	5,824	-	1,983	-	137	-	276
Other Assets	-	-	2,141	1,873	1,159	1,021	-	-	-	-
Total Assets	$2	$2	$45,329	$51,782	$42,695	$44,570	$451	$451	$4,744	$4,744

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	1,193	2,698	1,192	334	(0)	(0)	-	-
Total Current Liabilities Not Subject to Compromise	-	-	1,193	2,698	1,192	334	(0)	(0)	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	1,193	2,698	1,192	334	(0)	(0)	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	106	106	91	91	49	49	-	-
Pre-petition intercompany payables to other debtors	2	2	35,688	35,688	36,030	36,030	300	300	565	565
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	2	2	35,794	35,794	36,122	36,122	348	348	565	565

Total Liabilities	2	2	36,986	38,492	37,313	36,456	348	348	565	565
Equity:
Total Equity	0	0	8,343	13,290	5,382	8,114	103	103	4,179	4,179
Total Liabilities and Equity	$2	$2	$45,329	$51,782	$42,695	$44,570	$451	$451	$4,744	$4,744

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 157 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and October 31, 2013

	Overseas Houston LLC		Overseas Integrity LLC		Overseas Long Beach LLC		Overseas Los Angeles LLC		Overseas Martinez LLC
($000s)	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	4
Other receivables	289	11	8	-	307	48	358	48	34	35
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	357	668	-	-	357	624	360	624	447	770
Total Current Assets	646	679	8	-	664	673	719	672	482	808
Vessels and other property, less accumulated depreciation	143	54	-	-	164	62	167	85	345	211
Deferred drydock expenditures, net	2,793	2,168	-	-	2,195	1,589	2,489	1,644	-	695
Total Vessels, Deferred Drydock and Other Property	2,936	2,222	-	-	2,359	1,651	2,656	1,728	345	906
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	35,162	35,194	1,150	1,150	35,775	35,774	34,432	34,432	14,892	14,892
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	3	3	3	3	3	3
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,863	-	59	-	1,568	-	1,219	-	689
Other Assets	601	537	-	-	588	524	921	868	2,138	1,837
Total Assets	$39,345	$40,496	$1,157	$1,209	$39,388	$40,192	$38,730	$38,922	$17,860	$19,135

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	990	253	-	-	1,268	281	1,881	366	1,207	293
Total Current Liabilities Not Subject to Compromise	990	253	-	-	1,268	281	1,881	366	1,207	293

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	5,875	6,952	-	-	5,458	6,535	5,016	6,093	-	-
Total Liabilities Not Subject to Compromise	6,865	7,205	-	-	6,726	6,816	6,897	6,460	1,207	293

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	96	96	-	-	95	95	98	98	97	97
Pre-petition intercompany payables to other debtors	33,329	33,361	932	932	31,967	31,966	33,285	33,285	8,451	8,451
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	33,425	33,456	932	932	32,062	32,061	33,383	33,383	8,549	8,549

Total Liabilities	40,289	40,661	932	932	38,788	38,877	40,280	39,843	9,755	8,842
Equity:
Total Equity	(944)	(165)	225	277	600	1,315	(1,551)	(921)	8,104	10,293
Total Liabilities and Equity	$39,345	$40,496	$1,157	$1,209	$39,388	$40,192	$38,730	$38,922	$17,860	$19,135

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 158 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and October 31, 2013

	Overseas New Orleans LLC		Overseas New York LLC		Overseas Nikiski LLC		Overseas Perseverance Corporation		Overseas Philadelphia LLC
($000s)	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables	211	-	119	25	30	40	-	-	211	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	357	624	448	772	-	-	-	-
Total Current Assets	211	-	476	649	477	812	-	-	211	-
Vessels and other property, less accumulated depreciation	-	-	51	31	244	96	-	-	-	-
Deferred drydock expenditures, net	-	-	209	2,032	891	456	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	260	2,063	1,134	552	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	3,717	3,717	35,303	35,303	39,256	39,256	383	383	596	596
Pre-petition Intercompany receivables from non-debtors	-	-	6,190	6,190	-	-	-	-	2	2
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	195	-	-	-	1,967	-	-	-	209
Other Assets	-	-	1,189	1,018	1,246	1,081	-	-	66	65
Total Assets	$3,928	$3,913	$43,418	$45,222	$42,113	$43,668	$383	$383	$875	$872

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	11	-	1,043	632	1,239	363	-	-	-	-
Total Current Liabilities Not Subject to Compromise	11	-	1,043	632	1,239	363	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	1,217	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	4,570	5,647	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	11	-	5,613	7,496	1,239	363	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	28	28	95	95	91	91	-	-	-	-
Pre-petition intercompany payables to other debtors	459	459	36,723	36,723	35,177	35,177	378	378	940	940
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	488	488	36,818	36,818	35,268	35,268	378	378	940	940

Total Liabilities	498	488	42,430	44,314	36,507	35,632	378	378	940	940
Equity:
Total Equity	3,430	3,425	987	909	5,606	8,036	4	4	(65)	(68)
Total Liabilities and Equity	$3,928	$3,913	$43,418	$45,222	$42,113	$43,668	$383	$383	$875	$872

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 159 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and October 31, 2013

	Overseas Puget Sound LLC		Overseas Sea Swift Corporation		Overseas Shipping (GR) Ltd.		Overseas ST Holding LLC		Overseas Tampa LLC
($000s)	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	211	-	10	-
Other receivables	222	-	-	-	-	-	188	103	51	24
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	7	-	36	79	443	786
Total Current Assets	222	-	-	-	7	-	436	182	504	810
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	244,259	234,138	219	194
Deferred drydock expenditures, net	-	-	-	-	-	-	235	630	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	244,494	234,769	219	194
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	432,794	471,451	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	10,663	10,663	9	9	370,028	370,028	96,424	96,424	4,190	4,190
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	314,966	314,966	6	6	5	5
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	194	-	-	-	-	-	32,946	-	3,849
Other Assets	-	-	-	-	-	-	88	130	3,469	5,254
Total Assets	$10,885	$10,857	$9	$9	$1,117,796	$1,156,444	$341,448	$364,457	$8,387	$14,301

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	18	-	-	-	5	-	3,003	652	1,186	2,207
Total Current Liabilities Not Subject to Compromise	18	-	-	-	5	-	3,003	652	1,186	2,207

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	18	-	-	-	5	-	3,003	652	1,186	2,207

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	31	31	-	-	5,976	5,975	110	110	-	-
Pre-petition intercompany payables to other debtors	6,220	6,220	7	7	45	45	158,460	158,460	6,866	6,866
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	6,251	6,251	7	7	6,021	6,021	158,570	158,570	6,866	6,866

Total Liabilities	6,269	6,251	7	7	6,025	6,021	161,573	159,222	8,052	9,073
Equity:
Total Equity	4,616	4,607	2	2	1,111,770	1,150,424	179,876	205,234	334	5,228
Total Liabilities and Equity	$10,885	$10,857	$9	$9	$1,117,796	$1,156,444	$341,448	$364,457	$8,387	$14,301

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 160 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and October 31, 2013

	Overseas Texas City LLC		Pearlmar Limited		Petromar Limited		Pisces Tanker Corporation		Polaris Tanker Corporation
($000s)	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	18	2,457	2,258	1,407	1,501	1,982	61	1,168	45
Other receivables	(30)	105	21	1	10	8	-	345	(5)	553
Inventory	-	-	-	-	421	568	248	-	359	-
Prepaid expenses and other current assets	358	625	29	60	27	54	282	(0)	282	0
Total Current Assets	328	748	2,507	2,319	1,865	2,131	2,512	407	1,804	598
Vessels and other property, less accumulated depreciation	9	7	35,337	33,201	24,544	9,123	-	-	-	-
Deferred drydock expenditures, net	309	2,439	1,450	1,097	1,497	1,108	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	318	2,446	36,787	34,299	26,041	10,231	-	-	-	-
Investments in Affiliated Companies	-	-	440	440	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	41,721	41,721	32,776	32,776	13,809	13,809	20,752	20,752	21,287	21,287
Pre-petition Intercompany receivables from non-debtors	-	-	5,550	5,550	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	4,862	-	3,908	-	1,178	-	1,222	-	208
Other Assets	1,584	1,367	-	(2)	(40)	39	(1)	(7)	(3)	-
Total Assets	$43,952	$51,144	$78,059	$79,290	$41,675	$27,388	$23,264	$22,373	$23,088	$22,093

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	1,050	2,168	373	389	67	861	84	5	438	9
Total Current Liabilities Not Subject to Compromise	1,050	2,168	373	389	67	861	84	5	438	9

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	4,079	5,156	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	5,129	7,324	373	389	67	861	84	5	438	9

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	98	98	6,226	6,226	14,353	14,353	24,007	24,007	24,709	24,709
Pre-petition intercompany payables to other debtors	29,053	29,053	31,100	31,100	166	166	162	162	741	741
Other liabilities	-	-	-	-	-	-	-	3,557	-	3,589
Total Liabilities Subject to Compromise	29,152	29,152	37,326	37,326	14,519	14,519	24,168	27,725	25,450	29,039

Total Liabilities	34,280	36,475	37,700	37,715	14,586	15,380	24,252	27,730	25,888	29,048
Equity:
Total Equity	9,671	14,669	40,360	41,574	27,089	12,008	(989)	(5,357)	(2,800)	(6,955)
Total Liabilities and Equity	$43,952	$51,144	$78,059	$79,290	$41,675	$27,388	$23,264	$22,373	$23,088	$22,093

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 161 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and October 31, 2013

	Queens Product Tanker Corporation		Reymar Limited		Rich Tanker Corporation		Rimar Chartering Corporation		Rosalyn Tanker Corporation
($000s)	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	418	-	2,373	2,209	2,779	1,308	598	398	3,110	3,442
Other receivables	11	-	(7)	4	9	(0)	53	24	21	152
Inventory	658	-	-	-	-	613	192	0	-	-
Prepaid expenses and other current assets	34	-	29	62	243	181	303	0	75	135
Total Current Assets	1,122	-	2,395	2,275	3,031	2,102	1,147	423	3,206	3,729
Vessels and other property, less accumulated depreciation	-	-	37,449	35,486	-	-	269	-	51,807	50,827
Deferred drydock expenditures, net	-	-	331	131	-	-	387	-	73	2,074
Total Vessels, Deferred Drydock and Other Property	-	-	37,780	35,616	-	-	656	-	51,879	52,900
Investments in Affiliated Companies	-	-	414	414	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	4,141	4,141	26,868	26,868	15,814	15,814	52,488	52,488	10,179	10,179
Pre-petition Intercompany receivables from non-debtors	47,372	47,372	11,856	11,856	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	632	-	2,671	-	1,609	-	-	-	-
Other Assets	3	-	(33)	51	-	-	(96)	(4)	(23)	(2)
Total Assets	$52,639	$52,146	$79,279	$79,750	$18,845	$19,526	$54,195	$52,907	$65,241	$66,806

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	431	14	59	243	367	1,069	350	272	301	59
Total Current Liabilities Not Subject to Compromise	431	14	59	243	367	1,069	350	272	301	59

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	714
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	1,913	-	3,018
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	4,284	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	511	-	-	-	-	-
Total Liabilities Not Subject to Compromise	431	14	59	243	878	1,069	4,633	2,185	301	3,790

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,799	23,799	2,567	2,567	19,532	19,532	27,292	27,292	6,406	6,406
Pre-petition intercompany payables to other debtors	47,711	47,711	30,609	30,609	11	11	30,274	30,274	1	1
Other liabilities	-	0	-	-	-	2,999	-	8,154	-	-
Total Liabilities Subject to Compromise	71,510	71,510	33,177	33,177	19,542	22,541	57,566	65,720	6,407	6,407

Total Liabilities	71,941	71,524	33,236	33,419	20,420	23,611	62,199	67,905	6,707	10,197
Equity:
Total Equity	(19,302)	(19,378)	46,044	46,331	(1,576)	(4,085)	(8,004)	(14,997)	58,534	56,609
Total Liabilities and Equity	$52,639	$52,146	$79,279	$79,750	$18,845	$19,526	$54,195	$52,907	$65,241	$66,806

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 162 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and October 31, 2013

	Rosemar Limited		Rubymar Limited		Sakura Transport Corp.		Samar Product Tanker Corporation		Santorini Tanker LLC
($000s)	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	24	2	66	452	2,925	3,335	226	-	364	1,784
Other receivables	11	(31)	445	445	61	44	33	(5)	-	198
Inventory	-	-	-	-	-	-	-	-	486	718
Prepaid expenses and other current assets	34	61	2	2	94	135	30	57	119	34
Total Current Assets	69	33	513	899	3,080	3,514	289	52	969	2,734
Vessels and other property, less accumulated depreciation	35,909	33,784	34,354	32,352	47,915	45,610	55,715	53,616	47,696	45,874
Deferred drydock expenditures, net	1,270	1,189	1,392	1,128	1,970	1,435	-	-	-	54
Total Vessels, Deferred Drydock and Other Property	37,179	34,972	35,746	33,480	49,885	47,045	55,715	53,616	47,696	45,927
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	25,954	25,954	39,950	39,950	9,838	9,838	1,349	1,349	47,700	47,700
Pre-petition Intercompany receivables from non-debtors	-	-	18	18	0	0	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,906	-	3,027	-	2,116	-	2,782	-	4,367
Other Assets	(38)	(1)	-	-	(33)	(5)	(3)	(2)	-	-
Total Assets	$63,163	$62,864	$76,226	$77,373	$62,770	$62,508	$57,350	$57,797	$96,365	$100,729

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	247	494	652	1,095	260	701	438	454	30	865
Total Current Liabilities Not Subject to Compromise	247	494	652	1,095	260	701	438	454	30	865

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	122	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	405	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	247	494	652	1,095	260	701	438	981	30	865

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,632	6,632	4,148	4,148	8,952	8,952	15,238	15,238	1	1
Pre-petition intercompany payables to other debtors	18,287	18,287	26,155	26,155	-	-	284	284	74,363	74,363
Other liabilities	-	-	-	-	-	-	41,435	41,072	-	-
Total Liabilities Subject to Compromise	24,919	24,919	30,303	30,303	8,952	8,952	56,956	56,594	74,364	74,364

Total Liabilities	25,166	25,414	30,955	31,398	9,212	9,653	57,394	57,575	74,394	75,230
Equity:
Total Equity	37,996	37,451	45,271	45,976	53,559	52,855	(44)	222	21,971	25,499
Total Liabilities and Equity	$63,163	$62,864	$76,226	$77,373	$62,770	$62,508	$57,350	$57,797	$96,365	$100,729

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 163 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and October 31, 2013

	Serifos Tanker Corporation		Seventh Aframax Tanker Corporation		Shirley Tanker SRL		Sifnos Tanker Corporation		Silvermar Limited
($000s)	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$10	$4	$-	$-	$-	$-
Voyage receivables	1,537	1,102	1,417	1,263	1,727	1,585	1,549	1,494	2,047	2,253
Other receivables	(4)	21	16	56	10	(29)	3	(36)	(16)	(11)
Inventory	-	502	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	240	223	47	85	23	75	240	237	29	59
Total Current Assets	1,773	1,849	1,480	1,404	1,770	1,634	1,792	1,695	2,061	2,300
Vessels and other property, less accumulated depreciation	935	764	22,496	21,328	42,556	19,837	1,040	860	34,297	32,287
Deferred drydock expenditures, net	4	127	1,887	1,428	1,389	942	(0)	949	1,564	1,638
Total Vessels, Deferred Drydock and Other Property	938	891	24,384	22,757	43,945	20,779	1,040	1,809	35,861	33,926
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	703	703
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	875	875	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	5,941	5,941	9,979	9,979	10,555	10,555	5,840	5,840	17,433	17,433
Pre-petition Intercompany receivables from non-debtors	0	0	1	1	-	-	-	-	0	0
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	102	-	795	-	19,237	-	-	-	3,566
Other Assets	10	(9)	66	107	(37)	(17)	15	(27)	(12)	(9)
Total Assets	$8,663	$8,774	$35,909	$35,043	$57,109	$53,065	$8,687	$9,318	$56,046	$57,919

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	45	564	220	111	1,282	43	44	187	57	364
Total Current Liabilities Not Subject to Compromise	45	564	220	111	1,282	43	44	187	57	364

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	511	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	1,299	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	45	564	220	111	1,282	554	44	1,486	57	364

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	6,111	6,111	-	-	-	-
Pre-petition intercompany payables to non-debtors	11,875	11,875	34,974	34,974	19,866	19,866	12,130	12,130	5,014	5,014
Pre-petition intercompany payables to other debtors	8	8	16	16	38	38	0	0	9,736	9,736
Other liabilities	-	11,746	-	0	36,851	36,566	-	10,192	-	-
Total Liabilities Subject to Compromise	11,884	23,630	34,990	34,990	62,866	62,581	12,130	22,322	14,750	14,750

Total Liabilities	11,929	24,194	35,210	35,100	64,147	63,135	12,174	23,807	14,807	15,115
Equity:
Total Equity	(3,266)	(15,420)	699	(58)	(7,038)	(10,071)	(3,487)	(14,489)	41,238	42,805
Total Liabilities and Equity	$8,663	$8,774	$35,909	$35,043	$57,109	$53,065	$8,687	$9,318	$56,046	$57,919

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 164 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and October 31, 2013

	Sixth Aframax Tanker Corporation		Skopelos Product Tanker Corporation		Star Chartering Corporation		Suezmax International Agencies, Inc.		Talara Chartering Corporation
($000s)	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	459	1,223	1,715	870	19	9	14,133	2,722	1,692	107
Other receivables	6	19	33	23	-	-	522	304	26	566
Inventory	-	-	598	843	-	-	-	1,055	-	-
Prepaid expenses and other current assets	41	70	220	44	241	447	1,416	413	639	(0)
Total Current Assets	506	1,313	2,565	1,780	260	457	16,071	4,494	2,357	673
Vessels and other property, less accumulated depreciation	21,356	20,211	32,130	30,855	-	-	-	-	1,068	-
Deferred drydock expenditures, net	1,279	865	(2)	18	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	22,635	21,075	32,128	30,874	-	-	-	-	1,068	-
Investments in Affiliated Companies	-	-	-	-	-	-	2,864	-	542	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	8,513	8,105	19,977	19,977	8,855	8,855	35,592	35,592	11,095	11,095
Pre-petition Intercompany receivables from non-debtors	-	-	2	2	-	-	486	486	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	403	-	3,944	-	-	-	9,331	-	1,381
Other Assets	37	42	-	(20)	-	-	-	-	(20)	37
Total Assets	$31,690	$30,938	$54,673	$56,557	$9,116	$9,312	$55,012	$49,902	$15,042	$13,185

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	743	131	148	736	240	445	616	593	53	199
Total Current Liabilities Not Subject to Compromise	743	131	148	736	240	445	616	593	53	199

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	22	-	376	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	633	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	563	-	-	-
Total Liabilities Not Subject to Compromise	743	131	148	736	240	467	1,179	969	686	199

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	978	-	-	-
Pre-petition intercompany payables to non-debtors	5,769	5,769	17,088	17,088	8,852	8,852	54,430	54,430	21,873	21,873
Pre-petition intercompany payables to other debtors	80	80	7	7	-	-	2,592	2,592	1	1
Other liabilities	-	-	-	-	-	-	-	-	-	23,010
Total Liabilities Subject to Compromise	5,849	5,849	17,095	17,095	8,852	8,852	58,000	57,022	21,874	44,884

Total Liabilities	6,592	5,980	17,243	17,831	9,091	9,319	59,179	57,991	22,560	45,083
Equity:
Total Equity	25,098	24,958	37,429	38,726	24	(7)	(4,167)	(8,089)	(7,518)	(31,898)
Total Liabilities and Equity	$31,690	$30,938	$54,673	$56,557	$9,116	$9,312	$55,012	$49,902	$15,042	$13,185

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 165 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and October 31, 2013

	Third United Shipping Corporation		Tokyo Transport Corp.		Transbulk Carriers, Inc.		Troy Chartering Corporation		Troy Product Corporation
($000s)	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	3,339	3,970	-	-	173	(6)	-	-
Other receivables	-	-	18	75	-	-	13	31	-	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	92	132	-	-	344	(3)	-	-
Total Current Assets	-	-	3,449	4,177	-	-	531	22	-	-
Vessels and other property, less accumulated depreciation	-	-	50,753	48,153	-	-	1,101	-	-	-
Deferred drydock expenditures, net	-	-	1,950	1,495	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	52,703	49,648	-	-	1,101	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	105,125	105,125	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	10,324	10,324	295	295	30,356	30,356	58,765	58,765
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	1,365	-	-	-	-	-	-
Other Assets	-	-	(6)	(11)	-	-	(35)	-	-	-
Total Assets	$105,125	$105,125	$66,470	$65,503	$295	$295	$31,953	$30,378	$58,765	$58,765

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	326	159	-	-	68	511	-	-
Total Current Liabilities Not Subject to Compromise	-	-	326	159	-	-	68	511	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	131	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	708	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	326	159	-	-	776	642	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	8,479	8,479	-	-	42,724	42,724	58,345	58,345
Pre-petition intercompany payables to other debtors	-	-	16	16	211	211	4,372	4,372	-	-
Other liabilities	-	-	-	-	-	-	-	23,598	-	-
Total Liabilities Subject to Compromise	-	-	8,494	8,494	211	211	47,096	70,693	58,345	58,345

Total Liabilities	-	-	8,821	8,654	211	211	47,872	71,335	58,345	58,345
Equity:
Total Equity	105,125	105,125	57,649	56,850	85	85	(15,919)	(40,958)	420	420
Total Liabilities and Equity	$105,125	$105,125	$66,470	$65,503	$295	$295	$31,953	$30,378	$58,765	$58,765

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 166 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and October 31, 2013

	Urban Tanker Corporation		Vega Tanker Corporation		View Tanker Corporation		Vivian Tankships Corporation		Vulpecula Chartering Corporation
($000s)	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,574	1,483	-	-	2,869	1,287	-	-	753	45
Other receivables	-	-	13	(1)	-	8	-	-	2	400
Inventory	-	-	-	-	-	585	-	-	169	-
Prepaid expenses and other current assets	243	213	-	-	186	342	-	-	272	1
Total Current Assets	1,817	1,696	13	(1)	3,055	2,221	-	-	1,196	446
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	300	300	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	19,341	19,341	5,080	5,080	7,323	7,323	21,117	21,117	24,373	24,373
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	188	188
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	474	-	-	-	2,338	-	-	-	259
Other Assets	(9)	1	87	-	54	54	-	-	-	-
Total Assets	$21,448	$21,811	$5,179	$5,079	$10,432	$11,936	$21,117	$21,117	$25,757	$25,266

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	27	11	20	-	764	1,784	-	-	549	45
Total Current Liabilities Not Subject to Compromise	27	11	20	-	764	1,784	-	-	549	45

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	500	-	-	-	511	-	-	-	-	-
Total Liabilities Not Subject to Compromise	526	11	20	-	1,275	1,784	-	-	549	45

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,602	23,602	9	9	11,439	11,439	-	-	24,937	24,937
Pre-petition intercompany payables to other debtors	3	3	2,127	2,127	1	1	14,490	14,490	681	681
Other liabilities	-	3,176	-	-	-	3,098	-	-	-	2,457
Total Liabilities Subject to Compromise	23,604	26,780	2,136	2,136	11,440	14,538	14,490	14,490	25,618	28,075

Total Liabilities	24,131	26,791	2,156	2,136	12,715	16,322	14,490	14,490	26,167	28,120
Equity:
Total Equity	(2,683)	(4,980)	3,023	2,943	(2,283)	(4,386)	6,627	6,627	(410)	(2,854)
Total Liabilities and Equity	$21,448	$21,811	$5,179	$5,079	$10,432	$11,936	$21,117	$21,117	$25,757	$25,266

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 167 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and October 31, 2013

	Wind Aframax Tanker Corporation		Combined Debtors		Eliminations		Consolidated Debtors
($000s)	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$398,725	$548,236	$-	$-	$398,725	$548,236
Voyage receivables	-	-	168,830	127,396	-	-	168,830	127,396
Other receivables	10	-	48,974	34,365	-	-	48,974	34,365
Inventory	-	-	14,150	16,673	-	-	14,150	16,673
Prepaid expenses and other current assets	-	-	46,596	27,936	-	-	46,596	27,936
Total Current Assets	10	-	677,274	754,607	-	-	677,274	754,606
Vessels and other property, less accumulated depreciation	-	-	3,147,915	2,741,074	1	2	3,147,915	2,741,076
Deferred drydock expenditures, net	-	-	73,898	60,406	-	-	73,898	60,406
Total Vessels, Deferred Drydock and Other Property	-	-	3,221,813	2,801,482	1	2	3,221,813	2,801,483
Investments in Affiliated Companies	-	-	247,664	309,003	-	-	247,664	309,003
Intangible Assets, less accumulated amortization	-	-	72,413	67,431	-	-	72,413	67,431
Goodwill	-	-	9,668	9,668	-	-	9,668	9,668
Investments in subsidiaries	-	-	5,432,119	5,470,783	(5,284,205)	(5,322,862)	147,914	147,921
Intercompany loans receivable and accrued interest	-	-	448,108	431,046	(359,840)	(379,588)	88,268	51,459
Pre-petition intercompany receivables from debtors	51	51	5,843,696	5,878,546	(5,843,696)	(5,878,546)	-	-
Pre-petition Intercompany receivables from non-debtors	-	-	2,233,518	2,232,910	-	-	2,233,518	2,232,910
Post-petition intercompany receivables from non-debtors	-	-	-	33,169	-	-	-	33,169
Post-petition Intercompany receivables from debtors	-	-	-	572,151	-	(572,151)	-	-
Other Assets	-	-	16,704	27,333	30	29	16,734	27,362
Total Assets	$61	$51	$18,202,977	$18,588,126	$(11,487,710)	$(12,153,116)	$6,715,267	$6,435,010

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	0	-	73,627	398,356	62	62	73,689	398,419
Total Current Liabilities Not Subject to Compromise	0	-	73,627	398,356	62	62	73,689	398,419

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	145,725	-	(145,725)	-	-
Post-petition intercompany payables to non-debtors	-	-	-	39,723	-	-	-	39,724
Post-petition intercompany payables to other debtors	-	-	-	572,151	-	(572,151)	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	5,457	-	-	-	5,457	-
Deferred Income Taxes and Other Liabilities	-	-	752,534	379,310	-	-	752,534	379,310
Total Liabilities Not Subject to Compromise	0	-	831,618	1,535,266	62	(717,814)	831,680	817,453

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	376,324	250,182	(359,840)	(233,862)	16,484	16,320
Pre-petition intercompany payables to non-debtors	-	-	2,142,541	2,142,541	-	-	2,142,541	2,142,541
Pre-petition intercompany payables to other debtors	-	-	5,843,696	5,878,546	(5,843,696)	(5,878,546)	-	(0)
Other liabilities	-	-	2,623,588	2,823,480	-	(1)	2,623,588	2,823,479
Total Liabilities Subject to Compromise	-	-	10,986,149	11,094,750	(6,203,536)	(6,112,410)	4,782,613	4,982,341

Total Liabilities	0	-	11,817,768	12,630,016	(6,203,474)	(6,830,224)	5,614,294	5,799,794
Equity:
Total Equity	61	51	6,385,210	5,958,110	(5,284,236)	(5,322,893)	1,100,973	635,217
Total Liabilities and Equity	$61	$51	$18,202,977	$18,588,126	$(11,487,710)	$(12,153,117)	$6,715,267	$6,435,010

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 168 of 169

Appendix C Overseas Shipholding Group, Inc. Unaudited Condensed Consolidating Balance Sheets As of November 13, 2012 and October 31, 2013

	Total Non-debtors		Eliminations		Consolidated Overseas Shipholding Group, Inc.
($000s)	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013	November 13, 2012	October 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$79,248	$33,495	$-	$-	$477,973	$581,731
Voyage receivables	2,923	2,487	-	-	171,753	129,882
Other receivables	10,321	(10,440)	-	-	59,295	23,924
Inventory	-	-	-	-	14,150	16,673
Prepaid expenses and other current assets	40	350	-	-	46,636	28,286
Total Current Assets	92,533	25,892	-	-	769,807	780,496
Vessels and other property, less accumulated depreciation	(12,092)	7,873	-	-	3,135,823	2,748,948
Deferred drydock expenditures, net	-	-	-	-	73,898	60,406
Total Vessels, Deferred Drydock and Other Property	(12,092)	7,873	-	-	3,209,721	2,809,354
Investments in Affiliated Companies	300	300	-	-	247,964	309,303
Intangible Assets, less accumulated amortization	242	225	-	-	72,655	67,656
Goodwill	(79)	(79)	-	-	9,589	9,589
Investments in subsidiaries	-	-	(147,914)	(147,921)	-	-
Intercompany loans receivable and accrued interest	16,484	16,320	(104,752)	(67,779)	-	-
Pre-petition intercompany receivables from debtors	2,142,541	2,142,541	(2,142,541)	(2,142,541)	-	-
Pre-petition Intercompany receivables from non-debtors	-	-	(2,233,518)	(2,232,910)	-	-
Post-petition intercompany receivables from non-debtors	-	565	-	(33,734)	-	-
Post-petition Intercompany receivables from debtors	-	39,723	-	(39,723)	-	-
Other Assets	(271)	182	-	-	16,464	27,545
Total Assets	$2,239,657	$2,233,543	$(4,628,725)	$(4,664,608)	$4,326,200	$4,003,943

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	19,478	27,443	-	-	93,170	425,861
Total Current Liabilities Not Subject to Compromise	19,478	27,443	-	-	93,170	425,861

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	88,268	51,459	(88,268)	(51,459)	-	-
Post-petition intercompany payables to non-debtors	-	565	-	(40,290)	-	-
Post-petition intercompany payables to other debtors	2,233,518	2,266,078	(2,233,518)	(2,266,078)	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	5,457	-
Deferred Income Taxes and Other Liabilities	6,201	4,965	-	-	758,736	384,276
Total Liabilities Not Subject to Compromise	2,347,466	2,350,510	(2,321,786)	(2,357,826)	857,363	810,137

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	(16,484)	(16,320)	-	-
Pre-petition intercompany payables to non-debtors	-	-	(2,142,541)	(2,142,541)	-	-
Pre-petition intercompany payables to other debtors	-	-	-	0	-	-
Other liabilities	-	-	-	-	2,623,588	2,823,479
Total Liabilities Subject to Compromise	-	-	(2,159,025)	(2,158,861)	2,623,588	2,823,479

Total Liabilities	2,347,466	2,350,510	(4,480,811)	(4,516,688)	3,480,951	3,633,616
Equity:
Total Equity	(107,809)	(116,968)	(147,914)	(147,921)	845,249	370,327
Total Liabilities and Equity	$2,239,657	$2,233,543	$(4,628,725)	$(4,664,609)	$4,326,200	$4,003,943

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 169 of 169